                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Global Sports, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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


                         [LOGO OF GLOBAL SPORTS, INC.]

                                                             February [3], 2000

Dear Shareholder:

  You are cordially invited to attend the Special Meeting of Shareholders of Global Sports, Inc. which will be held on [Thursday], February [24], 2000 at 10:00 a.m. (Philadelphia Time) at the offices of Global, 1075 First Avenue, King of Prussia, PA 19406. The official notice of the Special Meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

  At the meeting, shareholders of Global are being asked to approve the sale of Global's Off-Price and Action Sports Division, indemnification agreements to be entered into with the Company's directors and certain of its officers, and such other business as may properly come before the meeting.

  The Board of Directors has considered and approved the sale of the Off-Price and Action Sports Division and the Indemnification Agreements and has determined that they are fair to and in the best interests of the Company and its shareholders. The Board of Directors unanimously recommends that you vote for approval of the Acquisition Agreement and the sale of the Off-Price and Action Sports Division and for approval of the Indemnification Agreements.

  Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.


                                          Sincerely,

                                          /s/ Michael G. Rubin
                                          Michael G. Rubin
                                          Chairman of the Board and
                                          Chief Executive Officer


          1075 First Avenue, King of Prussia, PA 19406 (610) 265-3229

                              Global Sports, Inc.
                               1075 First Avenue
                           King of Prussia, PA 19406

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        to be held February [24], 2000

                               ----------------

TO OUR SHAREHOLDERS:

  Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Global Sports, Inc. ("Global") will be held on [Thursday], February [24], 2000, at 10:00 a.m. (Philadelphia Time), at the office of Global, 1075 First Avenue, King of Prussia, PA 19406, for the following purposes:

    1. To approve (i) the Acquisition Agreement, dated September 24, 1999, among Global, Gen-X Acquisition (U.S.), Inc., Gen-X Acquisition (Canada) Inc., DMJ Financial, Inc., James J. Salter and Kenneth J. Finkelstein (a copy of the Acquisition Agreement is attached as Appendix A to the accompanying Proxy Statement) relating to the sale of Global's Off-Price and Action Sports Division, including the sale of all of the issued and outstanding capital stock of Global's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc., and (ii) the sale of Global's Off-Price and Action Sports Division.

    2. To approve Indemnification Agreements to be entered into with the Global's directors and certain of its officers (a copy of the form of Indemnification Agreements is attached as Appendix C to the accompanying Proxy Statement); and

    3. To act upon such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

  The Board of Directors is not aware of any other business to come before the Special Meeting.

  The Board has fixed January 28, 2000 as the record date for the determination of shareholders entitled to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.

  YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ Arthur H. Miller
                                          Secretary

King of Prussia, Pennsylvania
February [3], 2000

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PROXY STATEMENT..........................................................   1
  Record Date and Quorum.................................................   1
  Voting of Shares.......................................................   1
  Revocation of Proxies..................................................   2
FORWARD-LOOKING STATEMENTS...............................................   2
RISK FACTORS.............................................................   3
  Risks Related to the Sale of the Off-Price and Action Sports Division..   3
  Risks Particular to Global.............................................   4
  Risks Typical of the Internet Industry.................................   9
PROPOSAL 1--APPROVAL OF THE ACQUISITION AGREEMENT AND THE SALE OF THE
 OFF-PRICE AND ACTION SPORTS DIVISION....................................  11
  General................................................................  11
  Background and Reasons for the Sale....................................  11
  Approval by Board of Directors.........................................  12
  Terms of the Acquisition Agreement.....................................  13
  Opinion of Deutsche Bank Securities Inc................................  16
  Absence of Appraisal Rights............................................  22
  Accounting Treatment...................................................  22
  Federal Income Tax Consequences........................................  22
  Government and Regulatory Approvals....................................  23
  Interests of Certain Persons...........................................  23
  Recommendation of Board of Directors...................................  24
SELECTED FINANCIAL DATA..................................................  25
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
 OF OPERATIONS...........................................................  27
  Overview...............................................................  27
  Results of Operations..................................................  28
  For the Year Ended December 31, 1998 Compared to the Year Ended
   December 31, 1997.....................................................  29
  For the Year Ended December 31, 1997 Compared to the Year Ended
   December 31, 1996.....................................................  29
  Liquidity and Capital Resources........................................  29
  Year 2000..............................................................  30
  New Accounting Pronouncements..........................................  31
  Quantitative and Qualitative Disclosures about Market Risk.............  31
BUSINESS.................................................................  32
  Overview...............................................................  32
  Recent Developments....................................................  33
  Interactive Division...................................................  33
  Off-Price and Action Sports Division...................................  37
  Branded Division.......................................................  39
  Employees..............................................................  42
  Properties.............................................................  42
  Geographic Areas.......................................................  43
  Intellectual Property..................................................  43
  Legal Proceedings......................................................  43
MARKET PRICE OF AND DIVIDENDS ON COMMON STOCK AND RELATED SHAREHOLDER
 MATTERS.................................................................  43
PRINCIPAL SHAREHOLDERS...................................................  44
PROPOSAL 2--APPROVAL OF INDEMNIFICATION AGREEMENTS.......................  47
  Director Liability and Indemnification.................................  47

                                                                            Page
                                                                            ----
  Proposed Indemnification Agreements......................................  47
  Interests of Certain Persons.............................................  49
  Recommendation of Board of Directors.....................................  49
OTHER MATTERS..............................................................  50
INDEPENDENT PUBLIC ACCOUNTANTS.............................................  50
ADDITIONAL INFORMATION.....................................................  50
SHAREHOLDER PROPOSALS FOR ANNUAL MEETING...................................  50

                              Global Sports, Inc.
                               1075 First Avenue
                           King of Prussia, PA 19406

                               ----------------

                                PROXY STATEMENT

                               ----------------

  The accompanying Proxy is solicited by and on behalf of the Board of Directors of Global Sports, Inc. ("Global" or the "Company") for the Special Meeting of Shareholders (the "Special Meeting") to be held on [Thursday], February [24], 2000, at 10:00 a.m. (Philadelphia Time), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, and at any postponement or adjournment thereof. The Special Meeting will be held at the offices of Global, 1075 First Avenue, King of Prussia, PA 19406. Unless the context requires otherwise, all references herein to Global refer to Global Sports, Inc. and its subsidiaries. This Proxy Statement, the Notice of Special Meeting and the Proxy are first being mailed to shareholders on or about February [3], 2000.

  The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or fax by directors, officers or employees of Global without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of Global's Common Stock, Global will pay the reasonable expenses incurred by such record holders for mailing proxy materials to any beneficial owners of the Common Stock.

Record Date and Quorum

  Only shareholders of record at the close of business on January 28, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the Company had [18,489,463] shares of Common Stock issued and outstanding and 8,000 shares of Series A Preferred Stock issued and outstanding. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Special Meeting. The shares of Series A Preferred Stock outstanding have no voting rights with respect to any matter which may be brought before the Special Meeting.

  In order for a quorum to be present at the Special Meeting, a majority of the outstanding shares of Global's Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Special Meeting. All such shares that are present in person or represented by proxy at the Special Meeting including abstentions and broker non-votes will be counted in determining whether a quorum is present.

Voting of Shares

  A Proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted in accordance with the instructions indicated by the shareholders. If no instructions to the contrary are indicated, the persons named in the enclosed Proxy will vote all shares of Common Stock represented by such Proxy:

    (i) FOR approval of (A) the Acquisition Agreement (the "Acquisition Agreement"), dated September 24, 1999, among Gen-X Acquisition (U.S.), Inc. and Gen-X Acquisition (Canada) Inc. (collectively, the "Purchaser"), DMJ Financial, Inc. ("DMJ Financial"), James J. Salter, Kenneth J. Finkelstein and Global, relating to the sale of Global's Off-Price and Action Sports Division, including the sale of all of the issued and outstanding capital stock of Global's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc., and (B) the sale of Global's Off-Price and Action Sports Division;

    (ii) FOR approval of the Indemnification Agreements; and

    (iii) in the discretion of the persons named in the enclosed Proxy as to any other matter that may properly come before the Special Meeting.

  The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the Acquisition Agreement and the sale of the Off-Price and Action Sports Division. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting is required to approve the Indemnification Agreements. An abstention, withholding of authority to vote or broker non-vote on any proposal will have the same legal effect as an "against" vote.

  As of the Record Date, directors and executive officers of Global, and their affiliates, owned in the aggregate issued and outstanding shares of Global Common Stock representing approximately [81.5]% of the shares of Global Common Stock issued and outstanding as of the Record Date. Michael G. Rubin, Chairman and Chief Executive Officer of Global, and certain affiliates of SOFTBANK America Inc. (collectively "SOFTBANK"), who beneficially owned shares of Global Common Stock representing approximately [43.4]% and [33.3]%, respectively, of the shares of Global Common Stock issued and outstanding as of the Record Date, have indicated that they intend to vote for approval of the Acquisition Agreement and the sale of the Off-Price and Action Sports Division and for approval of the Indemnification Agreements.

Revocation of Proxies

  Sending in a signed Proxy will not affect the shareholder's right to attend the Special Meeting and vote in person since the Proxy is revocable. Any shareholder giving a Proxy has the power to revoke it by delivering a later dated Proxy or giving written notice to the Secretary of Global at any time before the Proxy is exercised. Attendance at the Special Meeting will not, by itself, revoke a Proxy.

                          FORWARD-LOOKING STATEMENTS

  This Proxy Statement contains certain "forward-looking" statements, including, among others, the statements regarding the ability to consummate the sale of the Off-Price and Action Sports Division, industry conditions and prospects and Global's future operating results. Without limiting the foregoing, words such as "anticipates", "believes", "expects", "intends", "plans" and similar expressions are intended to identify "forward-looking" statements. All of these "forward-looking" statements are inherently uncertain, and shareholders must recognize that actual events could cause actual results to differ materially from management's expectations. Key risk factors that could, in particular, have an adverse impact on the Company's ability to effect the sale of the Off-Price and Action Sports Division on a timely basis include satisfaction or waiver of all closing conditions.

                                 RISK FACTORS

Risks Related to the Sale of the Off-Price and Action Sports Division

Upon consummation of the sale of the Off-Price and Action Sports Division, Global will have sold the two divisions which, until the fourth quarter of 1999, accounted for 100% of Global's revenues.

  On December 29, 1999, Global consummated the sale of its Branded Division, through which Global designed, marketed and distributed two footwear products, the "RYKA" brand and the "Yukon" brand. Until the fourth quarter of 1999, when Global launched the websites it operates for certain sporting goods retailers, 100% of Global's revenues had been generated by the Branded Division and the Off-Price and Action Sports Division. Upon consummation of the sale of the Off-Price and Action Sports Division, 100% of Global's revenues will be generated through its e-Commerce business. To date, Global's e-Commerce business has generated limited revenues while incurring substantial expenses for its development. If Global is not successful implementing and operating its e-Commerce business, it will have a material adverse effect on Global's business, results of operations and financial condition.

Certain conditions may prevent the closing of the sale of the Off-Price and Action Sports Division.

  There are several conditions precedent to the closing of the sale of the Off-Price and Action Sports Division, including, but not limited to the truthfulness of the parties' representations and warranties, satisfaction of the parties' obligations to be satisfied on or before the closing and the absence of proceedings, judgments and laws that prohibit the sale of the Off-Price and Action Sports Division. Even if the sale is approved by the shareholders, there can be no assurance that all of the other conditions will be met or waived by the parties. In such event, the sale of the Off-Price and Action Sports Division would not be completed and Global would be forced to either search for another prospective purchaser or to continue to operate the Off-Price and Action Sports Division. Searching for another prospective purchaser could be costly and time consuming and there is no guarantee that Global would find another prospective purchaser to acquire the Off-Price and Action Sports Division on terms acceptable to Global. If Global is required to continue to operate the Off-Price and Action Sports Division and Global's senior management might be prevented from focusing exclusively on its e-Commerce business, Global's capital resources may not be sufficient to fund the e-Commerce business while maintaining and growing the Off-Price and Action Sports Division, which business might create a conflict of interest with Global's e-Commerce business. For a more complete description of such conditions and such potential conflict, see "Proposal 1--Approval of the Acquisition Agreement and the Sale of the Off-Price and Action Sports Division--Terms of Acquisition Agreement" and "Background and Reasons for the Sale" and the Acquisition Agreement included with this Proxy Statement as Appendix A.

The Purchaser is controlled by a group led by the Chief Executive Officer and the President and Chief Financial Officer of the Off-Price and Action Sports Division.

  The Purchaser of the Off-Price and Action Sports Division is controlled by a group led by James J. Salter, who is currently the Chief Executive Officer of the Off-Price and Action Sports Division, and Kenneth J. Finkelstein, who is the President and Chief Financial Officer of the Off-Price and Action Sports Division. The duties owed by Messrs. Salter and Finkelstein to Global's shareholders conflict with their desire to pay Global the lowest possible purchase price for the Off-Price and Action Sports Division.

Repayment of the notes to be issued pursuant to the Acquisition Agreement is dependent upon the financial condition and operations of the Purchaser.

  A portion of the purchase price under the Acquisition Agreement consists of subordinated promissory notes in the aggregate principal amount of $10.0 million. These notes represent one-half of the total consideration for the Off-Price and Action Sports Division and will not be fully paid to Global until seven and one-half years after consummation of the sale. Payment under these notes is subordinate in right of payment to the prior payment of senior indebtedness of the Purchaser in an amount equal to the greater of (i) $40.0 million and (ii) three times the earnings of the Purchaser, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis. Numerous factors may affect the ability of the Purchaser to repay these notes. These factors include the failure of the Purchaser to meet its business plan, a downturn in its industry or negative economic conditions. Furthermore, deterioration in the Purchaser's financial condition or prospects may be accompanied by a deterioration in the collateral securing the notes.

Global shareholders are not entitled to appraisal rights in connection with the sale of the Off-Price and Action Sports Division.

  Under Delaware law, Global shareholders are not entitled to appraisal rights for their shares of the Global stock in connection with the sale of the Off-Price and Action Sports Division or to any similar rights under Delaware law.

Risks Particular to Global

Global's future success cannot be predicted based upon its limited e-Commerce operating history.

  Although Global commenced operations in 1987, Global did not initiate its e-Commerce business until the first quarter of 1999 and did not begin operating the websites of sporting goods retailers until the fourth quarter of 1999. Accordingly, prior to the fourth quarter of 1999, Global did not generate any revenues from its e-Commerce business. Based on its limited experience with its e-Commerce business, it is difficult to predict whether Global will be successful. Thus, Global's chances of financial and operational success should be evaluated in light of the risks, uncertainties, expenses, delays and difficulties associated with operating a business in a relatively new and unproven market, many of which may be beyond Global's control. Global's failure to address these issues could have a material adverse effect on its business, results of operations and financial condition.

Global's success is tied to the success of the retailers for which Global operates websites.

  Global's future success is substantially dependent upon the success of the retailers for which Global operates websites. Global currently operates the websites for five sporting goods retailers. The sporting goods industry currently is experiencing a downturn and many sporting goods retailers, including some of the retailers for which Global operates websites, are having financial difficulties. If the retailers for which Global operates websites continue to have financial difficulties or seek protection from their creditors, or if Global is unable to replace such retailers, it could adversely affect Global's business, financial condition and results of operations.

Global's operating results are difficult to predict and if Global fails to meet the expectations of public market analysts and investors, the market price of its Common Stock may decline significantly.

  Global's annual and quarterly operating results may fluctuate significantly in the future due to a variety of factors, many of which are outside of its control. Because its operating results may be volatile and difficult to predict, quarter-to-quarter comparisons of its operating results may not be a good indication of its future performance. It is likely that in some future quarter Global's operating results may fall below the expectations of securities analysts and investors. In this event, the trading price of Global's Common Stock may decline significantly. Factors that may harm Global's business or cause its operating results to fluctuate include the following:

  . the inability to obtain new customers at a reasonable cost, retain existing customers, or encourage repeat purchases;

  . decreases in the number of visitors to the websites operated by Global or the inability to convert such visitors into customers;

  . the mix of sporting goods, apparel, footwear and other products sold by Global;

  . the inability to adequately maintain, upgrade and develop Global's websites, the systems used to process customers' orders and payments or its computer network; the ability of Global's competitors to offer new or enhanced websites, services or products;

  .  price competition;

  . fluctuations in the amount of consumer spending on sporting goods and related products, which tend to be discretionary spending items;

  .  increases in the cost of internet or other advertising;

  . the amount and timing of operating costs and capital expenditures relating to expansion of Global's operations;

  . unexpected increases in shipping costs or delivery times, particularly during the holiday season;

  . technical difficulties, system security, system downtime or internet slowdowns;

  .  development of relationships with strategic business partners;

  .  seasonality;

  .  the inability to manage inventory levels or control inventory theft;

  .  the inability to manage distribution operations;

  .  an increase in the level of Global's product returns;

  .  government regulations related to use of the internet for commerce; and

  . economic conditions specific to the internet and the e-Commerce industry.

Capacity constraints or systems failures could materially and adversely affect Global's business, results of operations and financial condition.

  Any system failure, including network, software or hardware failure, that causes interruption of Global's websites could result in decreased usage of such websites. If these failures are sustained or repeated, they could reduce the attractiveness of Global's websites to customers, vendors and advertisers. Global's operations are dependent, in part, upon its ability to protect its operating systems against:

  .  physical damage from acts of God;

  .  power loss;

  .  telecommunications failures;

  .  physical and electronic break-ins;

  .  computer viruses; and

  .  similar events.

  The websites operated by Global were launched in the fourth quarter of 1999. The limited amount of time during which Global has been operating these websites makes it difficult to predict whether the occurrence of any of these events is likely. If such events do occur, they could result in interruptions, delays or cessations in service to users of Global's websites, which could have a material adverse effect on Global's business, results of operations and financial condition.

Global may be unable to protect its proprietary technology.

  Global's success depends to a significant degree upon the protection of its software and other proprietary intellectual property rights. Global may be unable to deter misappropriation of its proprietary information, detect unauthorized use and take appropriate steps to enforce its intellectual property rights. In addition, Global's competitors could, without violating Global's proprietary rights, develop technologies that are as good as or better than Global's technology. Global's failure to protect its software and other proprietary intellectual property rights or to develop technologies that are as good as its competitors could put Global at a disadvantage to its competitors which could have a material adverse effect on Global's business, results of operations and financial condition.

Global must develop and maintain relationships with its distributors and manufacturers to obtain sufficient quantities of quality merchandise on acceptable commercial terms or its sales and profitability could suffer.

  Because Global relies primarily on product manufacturers and third-party distributors to stock the products it offers on the websites it operates for certain retailers, Global's business would be seriously harmed if it was unable to develop and maintain relationships with suppliers that allow it to obtain sufficient quantities of quality merchandise on acceptable terms. Global does not have written contracts with certain of its suppliers. These suppliers may not continue to sell products to Global on current terms or at all, and Global may not be able to establish new supply relationships to ensure delivery of merchandise in a timely and efficient manner or on acceptable terms. If Global cannot supply its products to consumers at acceptable prices, it may lose sales and market share as consumers make purchases elsewhere.

High merchandise returns could adversely affect Global's business, financial condition and results of operations.

  Global's policy for allowing its customers to return products is consistent with the policies of each of the retailers for which Global operates websites. If merchandise returns are significant, Global's business, financial condition and results of operations could be adversely affected.

Global will rely on its relationships with online services, search engines and directories to drive traffic to the websites it operates. If Global is unable to develop or maintain these relationships, Global's business, financial condition and results of operations could be adversely affected.

  Global is developing relationships with online services, search engines and directories to provide content and advertising banners that link to the websites it operates for certain retailers. Global will rely on these relationships as significant sources of traffic to these websites and, therefore, new customers. If Global is unable to develop satisfactory relationships with high-traffic websites on acceptable terms, its ability to attract new customers could be harmed. Further, many of the websites with which Global has potential online advertising arrangements may also provide advertising services for other marketers of sporting goods. As a result, these sites may be reluctant to enter into or maintain relationships with Global. Failure to achieve sufficient traffic or generate sufficient revenue from purchases originating from third-party websites may result in termination of these types of relationships.

Global may not be able to compete successfully against current and future competitors, which could harm its margins and its business.

  The e-Commerce market is new, rapidly evolving and extremely competitive. In addition, there is a significant amount of capital currently available to fund existing and potential competitors. Increased competition is likely to result in price reductions, reduced gross margins and loss of market share, any of which could seriously harm Global's business, financial condition and results of operations. Global will potentially compete with a variety of other companies, including:

  . traditional, store-based, national, regional and local athletic footwear and sporting goods retailers;

  .  major discount retailers;

  .  catalog sporting goods retailers;

  .  online efforts of these traditional retailers such as dsports.com;

  . vendors of sporting goods that currently sell some of their products directly online;

  .  online sporting goods retailers such as Fogdog;

  . internet portals and online service providers that feature shopping services, such as AOL, Excite@Home, GO Network and Lycos;

  . other online retailers that include sporting goods as part of their product offerings, such as Onsale and Buy.com; and

  . physical and online stores of entertainment entities that sell sporting goods and fan memorabilia, such as ESPN.com and CBS Sportsline.

  There are no assurances that Global will be able to be competitive against such potential competitors, which could adversely affect Global's financial condition and results of operations.

If Global experiences problems in its fulfillment, warehouse and distribution operations, it could lose customers.

  Global currently relies upon a third party to handle the fulfillment of its customer orders, the warehousing of its inventory and the shipment of its products. As a result, Global is subject to the risks associated with the ability of such third parties to successfully and timely fulfill and ship customer orders and to successfully handle Global's inventory delivery services to meet its shipping needs. The failure of these third parties to provide such services could adversely affect Global's business, results of operations and financial condition.

Global may be subject to product liability claims that could be costly and time consuming.

  Global sells products manufactured by third parties, some of which may be defective. If any product that Global sells were to cause physical injury or injury to property, the injured party or parties could bring claims against Global as the retailer of the product. Global's insurance coverage may not be adequate to cover every claim that could be asserted. If a successful claim were brought against Global in excess of its insurance coverage, it could adversely affect Global's business. Even unsuccessful claims could result in the expenditure of funds and management time and could have a negative impact on Global's business.

Global may be liable if third parties misappropriate its customers' personal information.

  If third parties are able to penetrate Global's network security or otherwise misappropriate its customers' personal information or credit card information, Global could be subject to liability. This liability could include claims for unauthorized purchases with credit card information, impersonation or other similar fraud claims. They could also include claims for other misuses of personal information, including unauthorized marketing purposes. These claims could result in litigation. Liability for misappropriation of such information could adversely affect Global's business. In addition, the Federal Trade Commission and state agencies have been investigating various internet companies regarding their use of personal information. Global could incur additional expenses if new regulations regarding the use of personal information are introduced or if Global's privacy practices are investigated.

Sporting goods and apparel are subject to changing consumer preferences. If Global fails to anticipate these changes, it could experience lower sales, higher inventory markdowns and lower margins.

  Global's success depends upon its ability to anticipate and respond to trends in sporting goods merchandise and consumers' participation in sports. Consumers' tastes in apparel and sporting goods equipment are subject to frequent and significant changes, due in part to manufacturers' efforts to incorporate advanced technologies into some types of sporting goods. In addition, the level of consumer interest in a given sport can fluctuate dramatically. Prior to commencing its e-Commerce business, Global's businesses were primarily concentrated in athletic footwear and apparel. If Global fails to identify and respond to changes in sporting goods merchandising and recreational sports participation, its sales could suffer and it could be required to mark down unsold inventory. This would depress Global's profit margins. In addition, any failure to keep pace with changes in consumers' recreational sports habits could allow Global's competitors to gain market share which could have an adverse effect on Global's business, results of operations and financial condition.

Global's success is dependent upon certain key personnel.

  Global's success depends to a significant degree upon the contribution of its executive officers and other key personnel, particularly Michael G. Rubin, Chief Executive Officer. Global has employment agreements with its executive officers and certain key personnel. Global cannot be sure, however, that it will be able to retain its executive, managerial and other key personnel or attract additional executive, managerial and other key personnel if required.

Global is controlled by certain principal shareholders.

  As of the Record Date, Michael G. Rubin beneficially owned [43.4]% and SOFTBANK beneficially owned [33.3]% of the outstanding Common Stock of Global. As a result, if Mr. Rubin and SOFTBANK vote together, they will control the outcome of the two proposals being submitted to the shareholders at the Special Meeting. Both Mr. Rubin and SOFTBANK have indicated that they intend to vote for approval of the Acquisition Agreement and the sale of the Off-Price and Action Sports Division and for approval of the Indemnification Agreements.

  In addition, Mr. Rubin and SOFTBANK are in a position to exercise control over most other matters requiring shareholder approval, including the election or removal of directors, approval of significant corporate transactions, and the ability generally to direct Global's affairs. Furthermore, the stock purchase agreement pursuant to which SOFTBANK acquired its shares of Global Common Stock provides that SOFTBANK has the right to designate up to two members of Global's Board, depending on the number of shares of Global Common Stock held by SOFTBANK. This concentration of ownership and SOFTBANK's right to designate members to Global's Board may have the effect of delaying or preventing a change in control of Global, including transactions where shareholders might otherwise receive a premium over current market prices for their shares.

Global has never paid dividends.

  Global has never paid cash dividends on its Common Stock and does not anticipate that any cash dividends will be declared or paid in the foreseeable future. In addition, while Global currently does not have a credit facility in place, Global intends to enter into a new credit facility. This new facility may prohibit the payment by Global of dividends on its Common Stock.

There are certain risks relating to Global's Year 2000 compliance.

  Many existing computer software programs and operating systems were designed such that the year 1999 is the maximum date that many computer systems will be able to process. Global addressed the potential problems posed by this limitation in its systems software to assure that it was prepared for the Year 2000. January 1, 2000 passed without the occurrence of any Year 2000 problems being reported. However, it is possible that problems may occur even after arrival of the Year 2000. Global continues to seek verification from third parties with which it conducts material business that they are Year 2000 compliant. If Global or such third parties do experience problems posed by limitations in their systems software, there may be a material adverse effect on Global's results of operations.

Issuance of Preferred Stock and Common Stock; Anti-Takeover Provisions.

  Pursuant to its Amended and Restated Certificate of Incorporation, Global has an authorized class of 1,000,000 shares of preferred stock, $0.01 par value per share ("Preferred Stock"), which the Board of Directors may issue with terms, rights, preferences and designations as the Board may determine and without any vote of the shareholders, unless otherwise required by law. Issuing the Preferred Stock, depending upon the rights, preferences and designations set by the Board, may delay, deter or prevent a change in control of Global. Issuing additional shares of Common Stock could result in dilution of the voting power of the current holders of Global's Common Stock. In addition, certain "anti-takeover" provisions of Delaware law may restrict the ability of the shareholders to approve a merger or business combination or obtain control of Global.

There are limitations on the liabilities of Global's directors.

  Pursuant to its Amended and Restated Certificate of Incorporation and under Delaware law, Global's directors are not liable to Global or its shareholders for monetary damages for breach of fiduciary duty, except for liability for breach of a director's duty of loyalty, acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases that are unlawful under Delaware law or any transaction in which a director has derived an improper personal benefit.

Risks Typical of the Internet Industry

Global's success is tied to the continued growth in the use of the internet and the adequacy of the internet infrastructure.

  Global's future success is substantially dependent upon continued growth in the use of the internet. The number of users and advertisers on the internet may not increase and commerce over the internet may not become more accepted and widespread for a number of reasons, including:

  . actual or perceived lack of security of information, including credit card numbers;

  .  lack of access and ease of use;

  .  congestion of traffic on the internet;

  . inconsistent quality of service and lack of availability of cost-effective, high speed service;

  . possible disruptions due to Year 2000 related difficulties, computer viruses or other damage to the internet servers or to users' computers;

  .  excessive governmental regulation;

  .  uncertainty regarding intellectual property ownership; and

  .  lack of high-speed modems and other communications equipment.

  Published reports have also indicated that growth in the use of the internet has resulted in users experiencing delays, transmission errors and other difficulties. As currently configured, the internet may not support an increase in the number or requirements of Global's users. In addition, there have been outages and delays on the internet as a result of damage to the current infrastructure. The amount of traffic on the websites operated by Global could be materially affected if there are outages or delays in the future. The use of the internet may also decline if there are delays in the development or adoption of modifications by third parties that are required to support increased levels of activity on the internet. If none of the foregoing changes occur, or if the internet does not become a viable commercial medium, Global's business, results of operations and financial condition could be materially adversely affected. In addition, even if those changes occur, Global may be required to spend significant amounts to adapt its operations to any new or emerging technologies relating to the internet.

The technology of the internet is changing rapidly and could render the websites which Global operates obsolete.

  The technology of the internet and e-Commerce is evolving rapidly for many reasons, including:

  .  customers frequently change their requirements and preferences;

  .  competitors frequently introduce new products and services; and

  . industry associations and others create new industry standards and practices.

  These changes could render the websites which Global operates obsolete. Global's ability to attract customers could be seriously impaired if it does not accomplish the following tasks:

  .  continually enhance and improve its websites;

  .  identify, select and obtain leading technologies useful in its business;
     and

  . respond to technological advances and emerging industry standards in a cost-effective manner and on a timely basis.

Customers may be unwilling to use the internet to purchase goods.

  Global's long-term future depends heavily upon the general public's willingness to use the internet as a means to purchase goods. The failure of the internet to develop into an effective commercial tool would seriously damage Global's future operations. E-Commerce is a new concept, and large numbers of customers may not begin or continue to use the internet to purchase goods. The demand for and acceptance of products sold over the internet are highly uncertain, and few e-Commerce businesses have more than a short track record. If consumers are unwilling to use the internet to conduct business, Global's business may not develop profitably. The internet may not succeed as a medium of commerce because of delays in developing elements of the needed internet infrastructure, such as a reliable network, high-speed modems, high-speed communication lines and other enabling technologies.

The security risks of e-Commerce may discourage customers from purchasing goods from Global.

  In order for the e-Commerce market to develop successfully, Global and other market participants must be able to transmit confidential information securely over public networks. Third parties may have the technology or know-how to breach the security of customer transaction data. Any such breach could cause customers to lose confidence in the security of Global's websites and choose not to purchase from those websites. If someone is able to circumvent Global's security measures, he or she could destroy or steal valuable information or disrupt the operation of Global's websites. Concerns about the security and privacy of transactions over the internet could inhibit the growth of the internet and e-Commerce. Global's security measures may not effectively prohibit others from obtaining improper access to the information on Global's websites. Any security breach could expose Global to risks of loss, litigation and liability and could seriously disrupt Global's operations.

Global's business is subject to U.S. and foreign governmental regulation of the internet and taxation.

  Congress and various state and local governments have recently passed legislation that regulates various aspects of the internet, including online content, copyright infringement, user privacy, taxation, access charges, liability for third-party activities and jurisdiction. In addition, federal, state, local and foreign governmental organizations are also considering legislative and regulatory proposals that would regulate the internet. Areas of potential regulation include libel, pricing, quality of products and services and intellectual property ownership. A number of proposals have been made at the state and local level that would impose taxes on the sale of goods and services through the internet. Such proposals, if adopted, could substantially impair the growth of e-Commerce and could adversely affect Global's future business, results of operation and financial condition.

  In addition, U.S. and foreign laws regulate Global's ability to use customer information and to develop, buy and sell mailing lists. New restrictions in this area could limit Global's ability to operate as planned and result in significant compliance costs.

Regulations imposed by the Federal Trade Commission may adversely affect the growth of Global's internet business or its marketing efforts.

  The Federal Trade Commission has proposed regulations regarding the collection and use of personal identifying information obtained from individuals when accessing websites, with particular emphasis on access by minors. These regulations may include requirements that Global establish procedures to disclose and notify users of privacy and security policies, obtain consent from users for collection and use of information and provide users with the ability to access, correct and delete personal information stored by Global. These regulations may also include enforcement and remedial provisions. Even in the absence of those regulations, the Federal Trade Commission has begun investigations into the privacy practices of other companies that collect information on the internet. One investigation resulted in a consent decree under which an internet company agreed to establish programs to implement the principles noted above. Global could become a party to a similar investigation or enforcement proceeding, or the Federal Trade Commission's regulatory and enforcement efforts may harm Global's ability to collect demographic and personal information from users, which could be costly or adversely affect Global's marketing efforts.

               PROPOSAL 1--APPROVAL OF THE ACQUISITION AGREEMENT
           AND THE SALE OF THE OFF-PRICE AND ACTION SPORTS DIVISION

General

  On September 24, 1999, the Company entered into the Acquisition Agreement providing for the sale of the Company's Off-Price and Action Sports Division, including the sale of all of the issued and outstanding capital stock of the Company's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc. (collectively, the "Gen-X Companies"). The aggregate purchase price for the sale is $20.0 million, consisting of a cash payment at closing of approximately $6.0 million, assumption of certain notes payable by Global in the aggregate principal amount of approximately $4.0 million and delivery of notes payable to Global in the aggregate principal amount of $10.0 million.

  The Off-Price and Action Sports Division accounted for approximately 66% of the Company's net sales in 1998 and approximately 31.5% of the Company's assets as of December 31, 1998. As a result, the sale of the Off-Price and Actions Sports Division may be considered to be a sale of substantially all of the Company's assets under applicable law. Shareholders are, therefore, being asked to approve the sale of the Off-Price and Action Sports Division.

Background and Reasons for the Sale

  During the fourth quarter of 1998, the Company began to investigate whether it would be beneficial for the Company to expand its business to include the sale of athletic footwear and sporting goods through the internet. At that time, electronic commerce ("e-Commerce") was rapidly growing, and Global believed the internet provided a unique opportunity for it to leverage its existing relationships with vendors and sporting goods retailers.

  By the end of 1998, the Company had developed a business model in which the Company would enter into exclusive contracts with land-based sporting goods retailers to operate their e-Commerce businesses and pay the retailers a share of sales made through the websites. The business model provided that Global would develop the retailer's website, maintain the website, buy and warehouse inventory, ship customer orders and provide customer service. Global believed that such retailers were well suited to compete in the internet sporting goods industry due to their established brand names, existing customer traffic and existing relationships with and access to merchandise from vendors. Global's business model enabled it to leverage the marketing and advertising budgets of these retailers by requiring integration of the retailers' website addresses into their marketing and communications materials.

  In January 1999, the Company formed Global Sports Interactive, Inc. ("GSI") to implement its e-Commerce strategy and began to market its business model to land-based retailers in the sporting goods industry. During the first quarter of 1999, Global was successful in signing exclusive agreements to operate the internet businesses of multiple sporting goods retailers, including The Sports Authority, Inc., The Athlete's Foot Stores, Inc., Sport Chalet, Inc., Michigan Sporting Goods Distributors, Inc. (MC Sports) and Dunham's Athleisure Corporation.

  While marketing its business model, Global realized that the amount of management time necessary to launch and operate its e-Commerce business would be substantial. As a result, the Company began to recruit a senior management team from both the e-Commerce and sporting goods industries to develop and manage its new e-Commerce business. Although Global was successful in expanding its senior management team, the operation of Global's existing businesses prevented senior management from focusing exclusively on its e-Commerce business.

  Global also realized that its capital resources would not be sufficient to fund its rapidly growing e-Commerce business while maintaining and growing its existing businesses and that its existing businesses might create a conflict of interest with its e-Commerce business.

  As a result, Global concluded that it should focus exclusively on its e-Commerce business. On April 20, 1999, Global formalized a plan to divest its non-internet businesses which consisted of its Off-Price and Action Sports Division and its Branded Division.

  Based on its decision to focus exclusively on its e-Commerce business, Global began preliminary discussions in early April,1999 with Deutsche Bank Securities Inc. ("Deutsche Bank") (formerly BT Alex. Brown Incorporated). On April 17, 1999, Global's Board of Directors engaged Deutsche Bank to familiarize itself with Global's operations, properties and financial condition and assist Global in identifying and evaluating prospective purchasers of the Company's Off-Price and Action Sports Division and the Company's Branded Division.

  Between April 20, 1999 and June 20, 1999, Global worked with Deutsche Bank to prepare an offering memorandum for the sale of the Off-Price and Action Sports Division. Twenty-two parties were contacted regarding their interest in acquiring the Off-Price and Action Sports Division. The offering memorandum was circulated to 12 prospective purchasers between June 21, 1999 and July 15, 1999. All prospective purchasers were required to execute confidentiality agreements prior to receiving a copy of the offering memorandum.

  Prospective purchasers were also provided with certain publicly available financial information and confidential information regarding the Off-Price and Action Sports Division and Global such as data on significant customers and suppliers and financial projections for the current fiscal year.

  Based upon the information contained in the offering memorandum, Global received one proposal for the Off-Price and Action Sports Division. The proposal was submitted by a management group led by James J. Salter and Kenneth J. Finkelstein. Mr. Salter is currently the Chief Executive Officer of the Off-Price and Action Sports Division and Mr. Finkelstein is the President and Chief Financial Officer of the Off-Price and Action Sports Division. In May 1998, Global had acquired the capital stock of the Gen-X Companies, which comprise part of the Off-Price and Action Sports Division, from Messrs. Salter and Finkelstein and other shareholders of the Gen-X Companies.

Approval by Board of Directors

  Global and Messrs. Salter and Finkelstein negotiated the specific terms of the sale of the Off-Price and Action Sports Division from June 1999 to September 15, 1999.

  On September 15, 1999, Global and Messrs. Salter and Finkelstein preliminarily agreed to the terms and conditions of the sale of the Off-Price and Action Sports Division and the Acquisition Agreement, subject to certain customary closing conditions, including approval by Global's Board of Directors, approval by Global's shareholders and a review of the Purchaser's documents relating to the Purchaser's proposed restructuring of the Off-Price and Action Sports Division. The Purchaser contemplated a restructuring which was to occur immediately prior to and immediately following the consummation of the sale of the Off-Price and Action Sports Division. However, the documents necessary to effectuate the restructuring had not at that time been provided to Global or its legal counsel for review.

  On September 16, 1999, Global's Board of Directors held a meeting to review and consider the sale of the Off-Price and Action Sports Division. The meeting was attended by all of the members of Global's Board of Directors, representatives of Deutsche Bank, Global's legal counsel, Global's Chief Financial Officer and Global's Senior Vice President of Strategic Development. The Board deferred approval of the sale of the Off-Price and Action Sports Division to the Purchasers until Global and its legal counsel were provided with and were able to review the Purchaser's proposed restructuring documents.

  Global and its legal counsel were provided with copies of the restructuring documents on September 20, 1999. Between September 20, 1999 and September 23, 1999, Global and its legal counsel reviewed and negotiated the restructuring documents of the Purchaser. The restructuring documents, as executed, provide for the following:

  . the redemption by Global of 7,200 of the 8,000 outstanding shares of Series A Preferred Stock of Global in exchange for a promissory note in the principal amount of $360,000, which note will be convertible into an obligation of Gen-X Holdings Inc.;

  . the amendment and restatement of the contingent notes with an aggregate outstanding principal balance of $3.6 million issued by Global in connection with the acquisition of the Gen-X Companies in May, 1998 to make such notes convertible into obligations of Gen-X Holdings Inc.;

  . conversion of the above notes into a promissory note from Gen-X Holdings Inc. in the principal amount of approximately $4.0 million;

  . cancellation of the note in the approximate amount of $4.0 million in exchange for Gen-X Holdings Inc. issuing a promissory note convertible into preferred stock of Gen-X Holdings Inc.;

  . Global's issuance of a promissory note in favor of Gen-X Holdings Inc. in the principal amount of approximately $4.0 million, which note will be assumed by the Purchaser in connection with the sale of the Off-Price and Action Sports Division; and

  . certain other transactions between the Purchaser and its affiliates which will occur after the consummation of the sale of the Off-Price and Action Sports Division and which will not affect Global.

  On September 24, 1999, Global's Board of Directors held another meeting to review and consider the sale of the Off-Price and Action Sports Division to the Purchaser. The meeting was attended by all of the members of Global's Board of Directors other than Jeffrey Rayport, representatives of Deutsche Bank, Global's legal counsel, Global's Chief Financial Officer and Senior Vice President of Strategic Development. After a review of the terms and conditions of the Acquisition Agreement and related agreements by Global's legal counsel and a review of the financial terms of the proposed sale of the Off-Price and Action Sports Division by a representative of Deutsche Bank, the Board of Directors unanimously determined that the terms and conditions of the sale of the Off-Price and Action Sports Division to the Purchaser are fair to, and in the best interests of, the Company and approved the sale of the Off-Price and Action Sports Division and the Acquisition Agreement and related agreements.

  The Acquisition Agreement was executed on September 24, 1999.

Terms of the Acquisition Agreement

  The following is a summary of the material provisions of the Acquisition Agreement, dated September 24, 1999, between Global, Gen-X Acquisition (U.S.), Inc., Gen-X Acquisition (Canada) Inc., DMJ Financial, James J. Salter and Kenneth J. Finkelstein. A copy of the Acquisition Agreement is attached as Appendix A to this Proxy Statement. The Acquisition Agreement is incorporated into this Proxy Statement by reference and should be read carefully.

 General

  The Acquisition Agreement provides for the sale by Global to Gen-X Acquisition (U.S.), Inc. of all of the issued and outstanding shares of capital stock of Gen-X Holdings and the sale by Global to Gen-X Acquisition (Canada), Inc. of all of the issued and outstanding shares of capital stock of Gen-X Equipment. The sale of the Off-Price and Action Sports Division will be consummated only if the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement are approved and adopted by the affirmative vote of a majority of the shares of Global Common Stock outstanding on the Record Date. If approved, the closing of the sale of the Off-Price and Action Sports Division will take place shortly after the Special Meeting. There can be no assurance, however, that the conditions to the closing will be satisfied by that time, or at all, or that the Acquisition Agreement will not be terminated. See "--Conditions to Closing."

 Purchase Price

  The purchase price to be paid to Global for the capital stock of Gen-X Holdings consists of the following: (i) a cash payment of approximately $6.0 million; (ii) a promissory note in the principal amount of $5.0 million; and
(iii) the assumption of certain notes, payable by Global to Gen-X Holdings, in the aggregate principal amount of approximately $4.0 million, together with all accrued and unpaid interest thereon. This purchase price is subject to certain adjustments. The purchase price to be paid to Global for the capital stock of Gen-X Equipment consists of a promissory note in the principal amount of $5.0 million.

  Subject to certain prepayment provisions, the principal balance of each of the notes to be delivered to Global as part of the purchase price for the capital stock of the Gen-X Companies (the "Notes") will be payable in thirty equal consecutive quarterly installments commencing on the first day of the quarterly period following the closing of the sale of the Off-Price and Action Sports Division. Interest will accrue on the Notes at the rate of 5% per year for the initial five years and at the rate of 7% per year thereafter. Upon the occurrence of an event of default, interest will accrue on the Notes at the rate of 12% per year. Payment under the Notes is subordinate in right of payment to the prior payment of senior indebtedness of the Purchaser in an amount equal to the greater of (i) $40.0 million and (ii) three times the earnings of the Purchaser, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis.

 Related Agreements

  In connection with the Acquisition Agreement, Global has agreed to enter into the following related agreements, each effective as of the closing of the sale of the Off-Price and Action Sports Division: (i) a Shared Facilities Agreement, (ii) a Right of First Offer Agreement and, (iii) a Non-Competition Agreement.

  Under the Shared Facilities Agreement, Global and Gen-X Equipment will provide to each other office space and certain office services, without charge, until the earlier of: (i) the date which is three (3) months from the date of the Shared Facilities Agreement, and (ii) the closing date of the sale of the premises previously used by Global at 555 S. Henderson Road, King of Prussia, PA, unless terminated earlier by written agreement. The Right of First Offer Agreement provides that Global shall, for a period of five years, use commercially reasonable efforts to first offer to Gen-X Equipment future sales of closeout inventory, provided that the manufacturer, vendor or retailer of such inventory consents to such sale.

  Under the Noncompetition Agreement, Global and Michael G. Rubin will not compete, for a period of five years following the closing of the sale of the Off-Price and Action Sports Division, in the action sports and off-price sporting goods business, as currently conducted by the Gen-X Companies. Global will not be prohibited or restricted under the Noncompetition Agreement from conducting its e-Commerce business. The Noncompetition Agreement may be terminated prior to the end of its five year term upon the occurrence of certain defaults or breaches by the parties to the Acquisition Agreement.

  In addition, Global and the other parties to the Acquisition Agreement have agreed to enter into agreements to terminate, as of the closing of the sale of the Off-Price and Action Sports Division, the employment agreements of Messrs. Salter and Finkelstein and the noncompetition agreement entered into by Merssrs Salter and Finkelstein and DMJ Financial in connection with the purchase by Global of the Gen-X Companies in May, 1998.

  In order to secure the obligations to Global under the Notes, the Purchaser and its operating subsidiaries have agreed to execute and deliver to Global guarantees, security agreements, pledge agreements and trademark security agreements.

 Representations and Warranties

  The Acquisition Agreement contains certain representations and warranties by Global relating to, among other things: (i) the due organization, valid existence and power of the Gen-X Companies, (ii) the capitalization and ownership of the Gen-X Companies, (iii) the authorization, execution, delivery, enforceability and performance of the Acquisition Agreement and related agreements by Global, (iv) no conflicts under Global's charter or bylaws or violations of agreements or applicable laws or judgments, (v) the absence of legal proceedings and judgments, and (vi) brokerage fees.

  The Acquisition Agreement also contains certain representations and warranties by the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein relating to, among other things: (i) the due organization, valid existence and power of the Purchaser and DMJ Financial, (ii) the authorization, execution, delivery, enforceability and performance of the Acquisition Agreement and related agreements by the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein, (iii) the absence of any business activities, operations or obligations of the Purchaser prior to closing of the sale of the Off-Price and Action Sports Division, (iv) the absence of proceedings and judgments, (v) brokerage fees, (vi) representations as to investment matters, (vii) the absence of any obligations incurred by DMJ Financial or Messrs. Salter or Finkelstein on behalf of Global or any of its subsidiaries other than the Gen-X Companies, and (viii) the non-applicability of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and the Competition Act (Canada).

 Conditions to Closing

  Unless otherwise waived, the obligations of Global to be performed at the closing of the sale of the Off-Price and Action Sports Division are subject to the satisfaction of certain conditions, including the following: (i) the representations and warranties of the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein must have been true in all material respects when made and must be true in all material respects on and as of the date of the closing, (ii) all of the obligations to be satisfied or performed by the Purchaser on or before the closing must have been substantially satisfied or performed, (iii) any applicable waiting period under the HSR Act must have expired or been terminated (based on certain representations made by Purchaser in the Acquisition Agreement that the size of its operations and the size of its ultimate parents would not trigger the requirements of the HSR Act, Global does not believe the HSR Act is applicable), (iv) approval of the sale of the Off-Price and Action Sports Division must have been obtained from the shareholders of Global, (v) no proceeding, judgment or law has been instituted, issued or enacted that prohibits the transactions contemplated by the Acquisition Agreement and related agreements, and (vi) Global has received the written opinion of its financial advisor that the consideration to be received by Global is fair, from a financial point of view, to Global.

  Unless otherwise waived, the obligations of the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein to be performed at the closing of the sale of the Off-Price and Action Sports Division are subject to the satisfaction of certain conditions, including the following: (i) the representations and warranties of Global must have been true in all material respects when made and must be true in all material respects on and as of the date of the closing, (ii) all of the obligations to be satisfied or performed by Global on or before the closing must have been substantially satisfied or performed, and
(iii) Global must have accelerated or agreed to accelerate the vesting of options to purchase an aggregate of 281,930 shares of Global Common Stock held by certain employees of Global, of which options to acquire 80,000 shares are held by each of Messrs Salter and Finkelstein.

 Nondisclosure and Noncompetition Obligations

  In connection with the sale of the Off-Price and Action Sports Division, Global has agreed not to disclose any confidential information about the Gen-X Companies and the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein have agreed not to disclose any confidential information about Global. In addition, until the Purchaser's obligations under the Notes have been satisfied, the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein have agreed not to compete with the Gen-X Companies.

 Indemnification

  Pursuant to the terms of the Acquisition Agreement, Global has agreed to indemnify the Purchaser, DMJ Financial and Messrs. Salter and Finkelstein from and against any damages arising out of or in connection with certain matters, including the following: (i) any misrepresentation, breach or failure of any representation or warranty made by Global in the Acquisition Agreement or any of the related agreements, and (ii) any failure or refusal by Global to satisfy or perform any covenant, term, obligation or condition of the Acquisition Agreement or any of the related agreements required to be satisfied or performed by it.

  The Purchaser, DMJ Financial and Messrs. Salter and Finkelstein, jointly and severally, have agreed to indemnify Global from and against any damages arising out of or in connection with certain matters, including the following:
(i) any misrepresentation, breach or failure of any representation or warranty made by the Purchaser, DMJ Financial or Messrs. Salter or Finkelstein in the Acquisition Agreement or any of the related agreements, (ii) any failure or refusal by the Purchaser, DMJ Financial, Salter or Finkelstein to satisfy or perform any covenant, term, obligation or condition of the Acquisition Agreement or any of the related agreements required to be satisfied or performed by them, (iii) any act or omission of the Gen-X Companies or their representatives at any time after the closing, and (iv) any claim against Global by Customs Canada.

 Termination

  The Acquisition Agreement may be terminated under any of the following circumstances: (i) upon the mutual written consent of Global and the Purchaser, (ii) by Global or the Purchaser if the closing does not occur on or before February 28, 2000, (iii) by the Purchaser if it becomes certain that any of the conditions to the closing obligations of the Purchaser, DMJ Financial or Messrs. Salter and Finkelstein cannot be satisfied, (iv) by Global if it becomes certain that any of the conditions to the closing obligations of Global cannot be satisfied, (v) by the Purchaser if Global breaches any of its representations, warranties, covenants or agreements contained in the Acquisition Agreement, (vi) by Global if the Purchaser, DMJ Financial or Messrs. Salter or Finkelstein breach any of their representations, warranties, covenants or agreements contained in the Acquisition Agreement, or (vii) by Global if Global receives an offer from a third party to acquire the Gen-X Companies and the board of directors of Global determines, in good faith, that its fiduciary duties require Global to accept such offer.

Opinion of Deutsche Bank Securities Inc.

  Deutsche Bank has acted as financial advisor to Global in connection with the proposed sale of the Company's Off-Price and Action Sports Division, including the sale of the Gen-X Companies.

  At the September 24, 1999 meeting of Global's Board of Directors, Deutsche Bank delivered its oral opinion, subsequently confirmed in writing as of the same date, to the Global Board of Directors to the effect that, as of the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the consideration to be received by Global in connection with the sale of the Off-Price and Action Sports Division is fair, from a financial point of view, to Global.

  The full text of Deutsche Bank's written opinion, dated September 24, 1999 (the "Deutsche Bank Opinion"), which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken by Deutsche Bank in connection with the opinion is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. Global stockholders are urged to read the Deutsche Bank Opinion in its entirety. The summary of the Deutsche Bank Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Deutsche Bank Opinion.

  In connection with Deutsche Bank's role as financial advisor to Global, and in arriving at its opinion, Deutsche Bank has, among other things, reviewed certain publicly available financial information and other information concerning the Off-Price and Action Sports Division and certain internal analyses and other information furnished to it by the Off-Price and Action Sports Division and Global such as accounts receivable aging reports, available-to-sell inventory reports, inventory aging reports and data on significant customers and suppliers. Deutsche Bank also held discussions with the members of the senior management of the Off-Price and Action Sports Division and Global regarding the businesses and prospects of the Off-Price and Action Sports Division. In addition, Deutsche Bank has (i) reviewed the actual and 1999 forecasted financial performance of the Off-Price and Action Sports Division, (ii) reviewed the financial terms of certain recent acquisitions which it deemed comparable in whole or in part,
(iii) reviewed the terms of the Acquisition Agreement and certain related documents including the Non-competition Agreement, the Promissory Notes and Intercreditor Agreements, and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate. Deutsche Bank found no publicly-traded companies that are comparable to the Off-Price and Action Sports Division. Accordingly, Deutsche Bank was unable to value the Off-Price and Action Sports Division based upon comparable market valuations. In addition, based upon the nature of the Off-Price and Action Sports Division's business, management of the Off-Price and Action Sports Division and Global believe it is impractical to produce financial projections beyond the current fiscal year; consequently, Deutsche Bank was unable to perform a discounted cash flow valuation analysis or leveraged buyout valuation analysis.

  Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Off-Price and Action Sports Division, including, without limitation, any financial information or forecasts considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities of the Off-Price and Action Sports Division. With respect to the financial forecasts made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Off-Price and Action Sports Division and Global as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts or the assumptions on which they are based. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date of such opinion.

  For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of the Off-Price and Action Sports Division, Global and the Purchaser contained in the Acquisition Agreement are true and correct and that Global and the Purchaser will each perform all of the covenants and agreements to be performed by it under the Purchase Agreement and all conditions to the obligations of each of Global and the Purchaser to consummate the sale of the Off-Price and Action Sports Division will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the sale of the Off-Price and Action Sports Division will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which Global is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on Global.

  Set forth below is a brief summary of all material financial analyses performed by Deutsche Bank in connection with its opinion and reviewed with the Global Board of Directors at its meeting on September 24, 1999.

 Discussion of the Total Aggregate Consideration for the Off-Price and Action Sports Division.

  Deutsche Bank reviewed the proposed form and terms of financial consideration to Global by the Purchaser and based on Deutsche Bank's analysis, valued the proposed total aggregate consideration at $44.4 million. The total aggregate consideration is comprised of the following:

       Consideration                                                  Value
       -------------                                             ---------------
                                                                 ($ in millions)
       Retention by Global of insured accounts receivable.......      $10.5
       Cash.....................................................        7.0
       $10.0 million in seller notes............................        8.6(1)
       Assumption of Global's contingent liability..............        3.2(1)
       Assumption of long-term debt.............................        2.9
       Assumption of short-term debt............................       12.1
                                                                      -----
         Total..................................................      $44.4
                                                                      =====

--------
(1) Fair market value

  The $10.0 million in Notes is to be secured by a second lien on substantially all of the assets of the Purchaser and its operating subsidiaries. Based upon prevailing interest rates and the creditworthiness of the Purchaser, Deutsche Bank priced the Notes to yield 10%. The $4.0 million face value of contingent consideration liability to be assumed by the Purchaser has been discounted at 11%.

  The "total aggregate consideration" of $44.4 million for the Off-Price and Action Sports Division differs from the $20.0 million purchase price to be received by Global for the Gen-X Companies for the following reasons: (i) the notes to be issued by the Purchaser in the aggregate principal amount of $10.0 million and the contingent notes to be assumed by the Purchaser in the aggregate principal amount of $4.0 million have been discounted, and (ii) the amount of cash and the value of accounts receivable held in the Off-Price and Action Sports Division to be retained by the Company and the amount of the liabilities held by the Gen-X Companies have been added to the purchase price.

 Analysis of Selected Precedent Transactions.

  Deutsche Bank reviewed the financial terms, to the extent publicly available, of five pending or completed merger and acquisition transactions since January 1994 involving companies in the off-price distribution industry and action sports industry (the "Selected Transactions"). Deutsche Bank calculated various financial multiples based on the Transaction Value (the market value of the equity plus net debt and preferred securities) and certain publicly available information for each of the Selected Transactions and compared them to corresponding financial multiples for the proposed sale of the Off-Price and Action Sports Division. The transactions reviewed and the multiples were as follows:

  .  the August 8, 1994 purchase of C.A.S. Sports International by Ride,
     Inc.;

  . the October 11, 1996 purchase of C.A.S. Sports International, Inc. by Gen-X Corporation;

  .  the May 18, 1999 purchase of the Gen-X Companies by Global Sports, Inc.;

  .  the March 26, 1999 purchase of Morrow Snowboards, Inc. by K2 Inc.; and

  .  the pending purchase of Ride Inc. by K2 Inc.

                                                            Multiples
                                               -----------------------------------
     Multiple of Transaction value to:         Low  Mean High Proposed Transaction
     ---------------------------------         ---- ---- ---- --------------------
     LTM Revenues............................. 0.1x 0.3x 0.6x         0.6x
     LTM EBITDA(1)............................ 1.6x 4.1x 5.4x         5.4x
     LTM EBIT(2).............................. 1.9x 4.4x 5.9x         6.1x
     Multiple of Equity value to:
       Book Value............................. 0.9x 1.8x 3.3x         1.7x

--------
(1) Trailing twelve months EBITDA (earnings before interest, taxes, depreciation and amortization)
(2) Trailing twelve months EBIT (earnings before interest and taxes)

  All multiples for the Selected Transactions were based on public information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the five-year period during which the Selected Transactions occurred. The purchase of Morrow Snowboards, Inc. by K2 Inc. and the pending purchase of Ride Inc. by K2 Inc. only provided multiples of revenue and book value as neither target generated positive EBIT or EBITDA during the 12 months prior to the transaction.

  In addition to the above analyses, Deutsche Bank considered the following additional material factors in rendering its opinion to Global's Board of Directors. First, the Off-Price and Action Sports Division missed its original net sales budget for the second quarter of 1999 by 16.7%, or $2.7 million, generating losses of $1.9 million and $1.7 million at the EBIT and EBITDA levels, respectively. The projected financial performance for this business had been for EBIT and EBITDA of $1.8 million and $2.0 million, respectively. In addition, the projected financial results were revised substantially downward resulting in a $3.0 million, or 36.0% reduction in EBITDA compared to the original forecast, for the third and fourth quarter of 1999. These factors, in turn, increased concerns potential buyers expressed during the marketing process about the future financial performance of the business without the participation of Michael G. Rubin, the Chief Executive Officer of Global. Second, the significant contribution Michael Rubin made to the Off-Price and Action Sports Division. Mr. Rubin played an integral role in the management of the Off-Price and Action Sports Division until May 1999 when Global announced a change in strategic focus. Thereafter, Mr. Rubin focused on the Company's e-commerce initiative and assumed a diminished role in the management of Global's non-internet businesses. Deutsche Bank partially attributed the significant decline in the financial performance of the Off-Price and Action Sports Division to Mr. Rubin's reduced involvement. Third, management is the primary asset of the off-price sporting goods businesses. Due to the importance of the industry relationships that existing management has developed, the current management team is integral to the value of the Off-Price and Action Sports Division. Furthermore, unlike integrated off-price retailers, close-out distribution businesses have no captive retail distribution through which they can sell off-price goods, no franchise value, no infrastructure and no name recognition.

  The foregoing summary describes all analyses and factors that Deutsche Bank deemed material in its presentation to Global's Board of Directors, but is not a comprehensive description of all analyses performed and factors considered by Deutsche Bank in connection with preparing its opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Deutsche Bank believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the opinion.

  In conducting its analyses and arriving at its opinion, Deutsche Bank utilized generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Deutsche Bank to provide its opinion to Global's Board of Directors as to the fairness of the consideration to Global for the sale of the Off-Price and Action Sports Division and does not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. In connection with its analyses, Deutsche Bank made, and was provided by the management of the Off-Price and Action Sports Division and Global with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the Off-Price and Action Sports Division's and Global's control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the Off-Price and Action Sports Division and Global, neither Global nor Deutsche Bank nor any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

 Projections

  Prospective purchasers of Global's Off-Price and Action Sports Division were provided with the financial projections set forth below. The projections were excerpted from information provided by Global management. Global does not as a matter of course publicly disclose projections as to future revenues or earnings. The projections are included in this Proxy Statement only because the information was made available to prospective purchasers of Global's Off-Price and Action Sports Division. The initial projections were prepared in the second quarter of 1999 and the revised projections were prepared in the third quarter of 1999 based on management's estimates and assumptions regarding the Off-Price and Action Sports Division at that time.

  The projections set forth below were not prepared with a view to public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections. The projections do not purport to present operations in accordance with generally accepted accounting principles. Neither Global nor any of its financial advisors or any of their respective directors or officers has verified or provides any assurances with respect to the accuracy of the projections. Global's independent accountants have not examined or complied the projections presented herein and, accordingly, assume no responsibility for them and do not express an opinion or any other form of assurance with respect thereto. In addition, because the estimates and assumptions, many of which are not set forth herein, underlying the projections are inherently subject to significant economic and competitive uncertainties and contingencies which are difficult or impossible to predict accurately and are beyond Global's control, there can be no assurance that the projections will be realized at the times or in the amounts indicated.

  The projections and information set forth below are not based on historical facts and, as such, constitute "forward looking statements" that involve uncertainties and risk. There can be no assurance that actual results will not differ materially from Global's projections.

Initial 1999 Projected Quarterly Financial Results for Off-Price & Action Sports Division

  The following table sets forth the projections provided by Global during the second quarter of 1999 for the year ended December 31, 1999.

                                                                                For the
                                       For the Quarter Ended                  Year Ended
                          --------------------------------------------------  -----------
                           March 31,    June 30,     September    December     December
                             1999         1999       30, 1999     31, 1999     31, 1999
                           (actual)    (estimated)  (estimated)  (estimated)  (estimated)
                          -----------  -----------  -----------  -----------  -----------
Net Sales...............  $20,565,666  $15,909,334  $34,000,000  $20,000,000  $90,475,000
Cost of Sales...........   15,410,868   11,732,907   25,112,371   14,700,000   66,956,146
                          -----------  -----------  -----------  -----------  -----------
  Gross Profit..........    5,154,798    4,176,427    8,887,629    5,300,000   23,518,854
  Margin................         25.1%        26.3%        26.1%        26.5%        26.0%
G&A.....................    1,366,217    1,366,217    1,366,217    1,366,217    5,464,868
Selling and Marketing...      729,481      565,095    1,236,211      756,583    3,287,370
Distribution............      519,735      402,615      880,767      539,045    2,342,162
Development and Design..       21,700       21,700       21,700       21,700       86,800
                          -----------  -----------  -----------  -----------  -----------
  Total Operating
   Expenses.............    2,637,133    2,355,627    3,504,895    2,683,544   11,181,199
  Operating Profit......    2,517,665    1,820,800    5,382,734    2,616,456   12,337,655
  + Depreciation........       49,590       49,590       49,590       49,590      198,358
  + Amortization........      177,506      177,506      177,506      177,506      710,024
  EBITDA................    2,744,761    2,047,896    5,609,830    2,843,552   13,246,037
  Ending Inventory......   12,278,330   15,240,000   12,127,629   12,127,629   12,127,629
  Average Inventory.....   13,631,425   13,759,165   13,683,815   12,127,629   13,556,074
  Inventory Turnover....         1.1x         0.9x         1.8x         1.2x         4.9x
  Accounts Receivable...  $26,818,627  $22,727,961  $32,977,961  $25,977,961  $25,977,961
  Receivables Turnover..         0.8x         0.7x         1.0x         0.8x         3.5x
  Receivables Days......        117.4        128.6         87.3        116.9        104.8

Revised 1999 Projected Quarterly Financial Results for Off-Price & Action Sports Division

  The following table sets forth the projections provided by Global during the third quarter of 1999 for the year ended December 31, 1999.

                                                                               For the
                                      For the Quarter Ended                  Year Ended
                         --------------------------------------------------  -----------
                          March 31,    June 30,     September    December     December
                            1999         1999       30, 1999     31, 1999     31, 1999
                          (actual)     (actual)    (estimated)  (estimated)  (estimated)
                         -----------  -----------  -----------  -----------  -----------
Net Sales............... $20,565,666  $13,252,045  $25,000,000  $15,000,000  $73,817,711
Cost of Sales...........  15,410,868   12,468,373   19,000,000   11,400,000   58,279,241
                         -----------  -----------  -----------  -----------  -----------
Gross Profit............   5,154,798      783,672    6,000,000    3,600,000   15,538,470
Margin..................       25.07%        5.91%       24.00%       24.00%       21.05%
General &
 Administrative.........   1,366,217      930,689    1,150,000    1,050,000    4,496,906
Selling and Marketing...     729,481      903,237      900,000      500,000    3,032,718
Distribution............     519,735      828,746      625,000      375,000    2,348,481
Development & Design....      21,700       57,346       21,700       21,700      122,446
                         -----------  -----------  -----------  -----------  -----------
Operating Expenses......   2,637,133    2,720,018    2,696,700    1,946,700   10,000,551
                         -----------  -----------  -----------  -----------  -----------
Operating Profit........   2,517,665   (1,936,346)   3,303,300    1,653,300    5,537,919
Plus:
Depreciation............      49,590       50,000       50,000       50,000      199,590
Amortization............     177,506      175,000      175,000      175,000      702,506
                         -----------  -----------  -----------  -----------  -----------
EBITDA.................. $ 2,744,761  $(1,711,346) $ 3,528,300  $ 1,878,300  $ 6,440,015
                         ===========  ===========  ===========  ===========  ===========

  The terms of the sale of the Off-Price and Action Sports Division were determined through negotiations between Global and the Purchaser and were approved by Global's Board of Directors. Although Deutsche Bank provided advice to Global during the course of these negotiations, the decision to enter into the sale of the Off-Price and Action Sports Division was solely that of Global's Board of Directors. As described above, the opinion and presentation of Deutsche Bank to Global's Board of Directors were only one of a number of factors taken into consideration by the Global Board of Directors in making its determination to approve the sale of the Off-Price and Action Sports Division. Deutsche Bank's opinion was provided to Global's Board of Directors to assist it in connection with its consideration of the sale of the Off-Price and Action Sports Division and does not constitute a recommendation to any holder of Global Common Stock as to how to vote with respect to the sale of the Off-Price and Action Sports Division.

  Global selected Deutsche Bank as financial advisor in connection with the sale of the Off-Price and Action Sports Division based on Deutsche Bank's qualifications, expertise, reputation and experience in retailing and mergers and acquisitions. Global had retained BT Alex. Brown Incorporated pursuant to a letter agreement dated April 20, 1999 (the "Engagement Letter"). Deutsche Bank is the successor to the investment banking and client advisory businesses of BT Alex. Brown and has assumed BT Alex. Brown's rights and responsibilities under the Engagement Letter. As compensation for Deutsche Bank's services in connection with the sale of the Off-Price and Action Sports Division, Global has paid Deutsche Bank a cash fee of $225,000 and has agreed to pay an additional cash fee of $663,000 if the sale of the Off-Price and Action Sports Division is consummated. Regardless of whether the sale of the Off-Price and Action Sports Division is consummated, Global has agreed to reimburse Deutsche Bank for reasonable fees and disbursements of Deutsche Bank's counsel and all of Deutsche Bank's reasonable travel and other out-of-pocket expenses incurred in connection with the sale of the Off-Price and Action Sports Division or otherwise arising out of the retention of Deutsche Bank under the Engagement Letter. Global has also agreed to indemnify Deutsche Bank and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws arising out of its engagement or the sale of the Off-Price and Action Sports Division. Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group").

  One or more members of the DB Group have, from time to time, provided investment banking and other financial services to Global or its affiliates for which it has received compensation. During the past two years neither Deutsche Bank nor its affiliates has had a material relationship with Global or its affiliates other than Deutsche Bank's services in connection with the sale of the Off-Price and Action Sports Division described above and Deutsche Bank's representing Global as exclusive sale agent in the divestiture of its Branded Division. As compensation for Deutsche Bank's services in connection with the sale of the Branded Division, Global has paid or agreed to pay Deutsche Bank a cash fee of $500,000 and has agreed to reimburse Deutsche Bank for out-of-pocket expenses incurred in connection with the sale of the Branded Division in the aggregate amount of approximately $20,000.

  In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of Global for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Absence of Appraisal Rights

  Under Delaware law, the shareholders of Global are not entitled to appraisal rights for their shares of Global's capital stock in connection with the transactions contemplated by the sale of the Off-Price and Action Sports Division, or to any similar rights under Delaware law.

Accounting Treatment

  The sale of the Off-Price and Action Sports Division has been reflected on Global's financial statements as the disposal of a segment of a business within the meaning of Accounting Principles Board Opinion No. 30.

Federal Income Tax Consequences

  The following is a summary of all material federal income tax consequences of the sale of the Off-Price and Action Sports Division by Global and is not intended to be tax advice to any person, nor is it binding upon the Internal Revenue Service. In addition, no information is provided herein with respect to the tax consequences of the sale of the Off-Price and Action Sports Division under applicable foreign, state, local or other laws.

  Except as otherwise discussed below, Global will generally recognize taxable gain on the sale of the Off-Price and Action Sports Division equal to the excess of (i) the amount realized by Global from each of the sales over (ii) Global's adjusted tax basis in the capital stock of the Gen-X Companies. The amount realized will equal the sum of money and other consideration received by Global for the capital stock of the Gen-X Companies plus the amount of the liabilities assumed by the Purchaser. The sale of the Off-Price and Action Sports Division will not result in any federal income tax consequences to shareholders of Global.

  As a portion of the consideration to be paid by the Purchaser for the capital stock of the Gen-X Companies will be in the form of non-publicly traded debt obligations, a portion of the gain realized by Global will generally be deferred under the installment method of tax accounting. Specifically, under the installment method, a taxpayer generally recognizes as income a proportionate amount of the total gain realized from the sale as principal payments are made over the term of the installment obligation. It should be noted, however, that to the extent that Global holds installment obligations with an aggregate principal amount of more than $5.0 million at the close of any tax year (as is anticipated), an interest charge will generally be payable by Global for federal income tax purposes on the amount of federal income tax deferred as a result of the use of the installment method which is attributable to the portion of such installment obligations that exceed $5.0 million.

  In addition, assuming the notes are properly characterized as debt instruments for federal income tax purposes, they would be treated as issued with original issue discount to the extent that their "stated redemption prices at maturity" exceeds their issue price. An instrument's stated redemption price at maturity generally includes all payments required to be made over the term of the instrument other than payments of "qualified stated interest", defined as interest which is required to be paid at least annually, at a single fixed rate. The interest payments on the Notes should not constitute qualified stated interest because the interest is not paid at a single fixed rate over the life of the Notes. Accordingly, the stated redemption price at maturity of the Notes should equal their stated principal amount plus the additional interest which is payable over the final two years of the Notes.

  The determination of the "issue price" of the Notes depends on whether the Notes are publicly traded for purposes of the original issue discount rules. The Notes will not be publicly traded and, therefore, the issue price of the Notes would be their stated principal amount.

  As a result of the foregoing, Global will be required to include in income the original issue discount with respect to the Notes for each taxable year in which the Notes are outstanding as it accrues on an economic accrual basis over the term of the Notes (based on the yield to maturity of the Notes). In general, the impact of these original issue discount rules will be to cause Global to recognize as interest income an amount in excess of the stated interest payable with respect to such Notes in the first five years that the Notes are outstanding (without a corresponding payment of cash). The Purchaser will generally be entitled to a corresponding interest deduction in an amount equal to the interest income accrued by Global.

  EACH HOLDER OF SHARES OF COMMON STOCK IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE SALE OF THE OFF-PRICE AND ACTION SPORTS DIVISION (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

Government and Regulatory Approvals

  Global does not believe any regulatory approvals are required in connection with the sale of the Off-Price and Action Sports Division. Based on the representations made by the Purchasers, DMJ Financial and Messrs. Salter and Finkelstein in the Acquisition Agreement relating to the size of the Purchasers' operations and the size of the Purchasers' ultimate parents, the Company does not believe that any filings are required under the HSR Act.

Interests of Certain Persons

  No director or executive officer of Global, other than James J. Salter, or associate of any such director or executive officer, has any substantial interest in the sale of the Off-Price and Action Sports Division, other than any interest arising from the ownership of Global's securities (in which case each such owner receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class of securities). For a description of the holdings of Global's securities by the directors and certain of the executive officers of Global, see "Principal Shareholders".

  Mr. Salter, along with Kenneth J. Finkelstein, is leading the group of investors which is proposing to purchase all of the issued and outstanding capital stock of the Gen-X Companies from Global. On May 12, 1998, Global acquired all of the issued and outstanding stock of the Gen-X Companies from Messrs. Salter and Finkelstein and substantially the same group of investors. The Gen-X Companies, which are headquartered in Toronto, Ontario, specialize in (i) selling off-price sporting goods and winter sports equipment (including ski and snowboard equipment), in-line skates, sunglasses, skateboards and specialty athletic footwear and (ii) designing and distributing product orders specifically designed for selected retailers.

  The consideration paid by Global for the capital stock of the Gen-X Companies in May, 1998 consisted of (i) 1,500,000 shares of Global's Common Stock, (ii) 10,000 shares of Global's preferred stock, mandatorily redeemable over 5 years in the maximum aggregate amount of $500,000, and (iii) noninterest-bearing contingent notes payable over 5 years in the maximum aggregate amount of $4.5 million. The Company valued the Common Stock issued in the May, 1998 transaction based on the average market price of the Common Stock during the 10-day period beginning five trading days before and ending four trading days after May 12, 1998. The redemption price of the preferred stock and the payment amount of the contingent notes are dependent upon the Company's Off-Price and Action Sports Division achieving certain sales and gross profit targets. In June, 1999, the Company redeemed 2,000 shares of the preferred stock for an aggregate of $100,000 and paid $900,000 of the principal amount of the contingent notes in accordance with the terms of such stock and notes.

  Subsequent to the purchase of the Gen-X Companies in May, 1998, the Company has effectively consolidated its Off-Price and Action Sports Division into the Gen-X Companies. As a result, a comparison of the purchase price of the capital stock of the Gen-X Companies in May, 1998 and the consideration to be paid under the Acquisition Agreement for the capital stock of the Gen-X Companies would not be meaningful.

Recommendation of Board of Directors

  Before concluding that Global should divest its Off-Price and Action Sports Division in order to focus exclusively on its e-Commerce business, the Board considered the following alternatives: (i) liquidating the Off-Price and Action Sports Division; and (ii) continuing to operate the Off-Price and Action Sports Division. The Board decided against liquidation of the Off-Price and Action Sports Division because a greater value could be obtained by selling the Off-Price and Action Sports Division as a going concern. The Board decided against continuing the operation of the Off-Price and Action Sports Division because: (i) the current operating performance and competitive position of the Off-Price and Action Sports Division were declining; (ii) the close-out distribution business is highly dependent upon personal relationships and Michael Rubin, Global's Chief Executive Officer, had reduced his involvement in the management of Global's non-internet businesses; and
(iii) close-out distribution businesses have no captive retail distribution through which they can sell off-price goods, no franchise value, no infrastructure and no name recognition.

  In arriving at the conclusion that the sale of the Off-Price and Action Sports Division is in the best interest of Global and its shareholders, the Board considered the following factors: (i) the solicitation process described above; (ii) the alternatives to the sale of the Off-Price and Action Sports Division discussed above; (iii) the overall value of the proposal made by the Purchaser and the opinion of Deutsche Bank that the consideration to be received by Global under the Acquisition Agreement is fair, from a financial point of view, to Global; and (iv) the payment terms of the consideration to be received by Global under the Acquisition Agreement.

  Despite the risks associated with the fact that one-half of the total consideration under the Acquisition Agreement consists of subordinated promissory notes payable over seven and one-half years, Global's Board of Directors concluded that the sale of the Off-Price and Action Sports Division is in the best interests of Global and its shareholders. Accordingly, the Board of Directors unanimously approved the sale of the Off-Price and Action Sports Division at a meeting held on September 24, 1999.

  THE BOARD OF DIRECTORS OF GLOBAL UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF ACQUISITION AGREEMENT AND THE SALE OF THE OFF-PRICE AND ACTION SPORTS DIVISION.

                            SELECTED FINANCIAL DATA

  The following selected consolidated financial data should be read in conjunction with Global's Financial Statements and Notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this Proxy Statement.

  On December 15, 1997, the Company (then named RYKA, Inc.) completed a reorganization among the Company, certain companies controlled by Michael G. Rubin (the "KPR Companies"), the Company's Chairman and Chief Executive Officer, and Mr. Rubin. See "Business--History". The reorganization was accounted for as a reverse purchase under generally accepted accounting principles, and the KPR Companies were considered to be the acquired entity for accounting purposes, even though the Company was the surviving legal entity. Accordingly, references to the Company's financial statements refer to the financial statements of the KPR Companies prior to the reorganization and to the financial statements of the KPR Companies, including RYKA, Inc., after the reorganization. The following statement of operations data for the years ended December 31, 1998, 1997 and 1996 and the balance sheet data as of December 31, 1998 and 1997 are derived from the audited consolidated financial statements of Global included in this Proxy Statement, and the statement of operations data for the years ended December 31, 1995 and 1994 and the balance sheet data as of December 31, 1996, 1995 and 1994 are derived from the audited financial statements of the Company not included in this Proxy Statement.

  The following statement of operations data for the nine months ended September 30, 1999 and 1998 and the balance sheet data as of September 30, 1999 and 1998 are derived from the Company's unaudited consolidated financial statements included elsewhere in this Proxy Statement. The unaudited consolidated financial statements have been prepared on substantially the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, that Global considers necessary for a fair presentation of its financial position and results of operations for those periods. Operating results for the nine months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999.

  On April 20, 1999, Global formalized a plan to sell its Branded Division and its Off-Price and Action Sports Division in order to focus exclusively on its e-Commerce business. See "Business". Accordingly, for financial statement purposes, the assets, liabilities, results of operations and cash flows of these divisions have been segregated from that of continuing operations and are presented in Global's consolidated financial statements as discontinued operations. Prior year financial statements have been reclassified to reflect these discontinued operations.

                                                                                              Nine Months Ended
                                            Year Ended December 31,                             September 30,
                          ---------------------------------------------------------------  -------------------------
                             1998         1997         1996         1995         1994          1999         1998
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
STATEMENT OF OPERATIONS
 DATA:
Costs and expenses:
 General and
  administrative........  $ 3,452,914  $ 2,389,223  $ 2,852,623  $ 5,644,090  $ 2,863,564  $  2,923,252  $ 2,502,532
 Equity compensation....          --           --           --           --           --      2,725,486          --
 Web-site development...          --           --           --           --           --      7,979,889          --
 Interest expense
  (income)..............    2,366,935    2,013,028    1,152,473      795,849      198,132      (145,966)     176,349
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
Loss from continuing
 operations before
 income taxes...........   (5,819,849)  (4,402,251)  (4,005,096)  (6,439,939)  (3,061,696)  (13,482,661)  (2,678,881)
Benefit from income
 taxes..................   (1,978,749)         --           --           --           --     (2,220,878)    (910,819)
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
Loss from continuing
 operations.............   (3,841,100)  (4,402,251)  (4,005,096)  (6,439,939)  (3,061,696)  (11,261,783)  (1,768,062)
Income from discontinued
 operations.............    9,742,663      246,956    3,260,783    6,464,749    3,415,960       586,101    6,591,266
Loss on disposition of
 discontinued
 operations.............          --           --           --           --           --     (3,161,552)         --
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
Net income (loss).......  $ 5,901,563  $(4,155,295) $  (744,313) $    24,810  $   354,264  $(13,837,234) $ 4,823,204
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
Basic earnings (losses)
 per common share(1):
 Loss from continuing
  operations............  $      (.34) $     (1.47) $     (1.56) $     (3.75) $     (2.53) $       (.93) $      (.16)
 Income from
  discontinued
  operations............          .86          .08         1.27         3.76         2.82           .05          .59
 Loss on disposition of
  discontinued
  operations............          --           --           --           --           --           (.26)         --
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
 Net income (loss)......  $       .52  $     (1.39) $      (.29) $       .01  $       .29  $      (1.14) $       .43
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
Diluted earnings
 (losses) per common
 share(1):
 Loss from continuing
  operations............  $      (.34) $     (1.47) $     (1.56) $     (3.75) $     (2.53) $       (.93) $      (.16)
 Income from
  discontinued
  operations............          .86          .08         1.27         3.76         2.82           .05          .59
 Loss on disposition of
  discontinued
  operations............          --           --           --           --           --           (.26)         --
                          -----------  -----------  -----------  -----------  -----------  ------------  -----------
 Net income (loss)......  $       .52  $     (1.39) $      (.29) $       .01  $       .29  $      (1.14) $       .43
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
Weighted average common
 shares outstanding(1)
 Basic..................   11,378,918    2,996,027    2,568,431    1,717,033    1,210,504    12,118,980   11,194,549
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
 Diluted................   11,378,918    2,996,027    2,568,431    1,717,033    1,210,504    12,118,980   11,194,549
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
Number of common shares
 outstanding(1).........   11,925,378   10,418,111    2,831,766    2,306,766    1,323,716    18,407,179   11,918,711
                          ===========  ===========  ===========  ===========  ===========  ============  ===========
BALANCE SHEET DATA:
Net assets of
 discontinued
 operations.............  $38,718,921  $24,128,879  $11,797,458  $12,673,048  $ 3,167,061  $ 43,012,442  $42,156,657
Total assets............   42,643,654   28,043,089   16,434,931   15,030,008    5,182,722   106,430,449   46,229,791
Total long-term debt....   20,993,421   20,975,479    5,905,225    5,000,725    2,415,955     2,077,906   27,141,390
Net working capital.....   32,436,663   19,747,778    2,021,552    2,838,705    1,200,094    70,668,407   37,470,672
Stockholders' equity
 (deficiency)...........   14,685,482    2,157,349     (552,133)      92,787      748,220    85,029,191   13,457,121

--------
(1) All share and per share amounts give effect to the December 15, 1997 1-for-20 reverse stock split as if it had occurred for all periods presented.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

  Global is a diversified sporting goods company that historically operated two distinct divisions: the Branded Division and the Off-Price and Action Sports Division. Over the past three years, there have been a number of strategic business developments that have significantly affected Global and its businesses.

  In the first quarter of 1999, the Company established its Interactive Division to develop its e-Commerce business. Through this division, the Company has entered into exclusive agreements to develop and operate the websites of multiple sporting goods retailers. Under these agreements, the Company sells merchandise to customers of the retailers' websites and pays the retailers a share of such sales. In addition, the Company and the retailers have made certain contractual commitments to each other with respect to the development, operation and promotion of the websites. Due to the fact that the Company had not, as of September 30, 1999, launched its initial websites, results from continuing operations for the nine-month period ended September 30, 1999 consist only of the operating expenses incurred by the Company during the period in connection with its e-Commerce business.

  On April 20, 1999, the Company formalized a plan to sell its non-internet businesses, the Branded Division and the Off-Price and Action Sports Division, in order to focus exclusively on the development of its e-Commerce business. Accordingly, for financial statement purposes, the assets, liabilities, results of operations and cash flows of these divisions have been segregated from that of continuing operations and are presented in the Company's consolidated financial statements as discontinued operations. Prior year financial statements have been reclassified to reflect discontinued operations.

  On June 10, 1999, in order to finance its e-commerce business, the Company and SOFTBANK entered into a stock purchase agreement and related agreements for the sale of 6,153,850 shares of the Company's Common Stock to SOFTBANK at a price of $13.00 per share (the closing price on May 26, 1999, the day prior to the day the Company and SOFTBANK agreed in principle to the transaction) for an aggregate purchase price of approximately $80.0 million. The sale of the shares to SOFTBANK was completed on July 23, 1999.

  On September 24, 1999, in furtherance of its plan to sell its non-internet businesses, the Company entered into an agreement to sell its Off-Price and Action Sports Division. Approval by the Company's shareholders of the Acquisition Agreement and the sale of the Off-Price and Action Sports Division is being sought by the Company at the Special Meeting. See "Proposal 1-- Approval of the Acquisition Agreement and the Sale of the Off-Price and Action Sports Division".

  On December 29, 1999, Global sold substantially all of the assets of its Branded Division (other than the accounts receivable of the Branded Division which totaled approximately $7.2 million as of December 29, 1999) to American Sporting Goods Corporation in exchange for a cash payment of approximately $10.5 million. The Company recognized a loss of approximately $5.0 million on the sale of the Branded Division. In addition, the Company anticipates additional charges relating to the operation and winding down of the Branded Division.

  Prior to its decision to focus exclusively on its e-commerce business, Global acquired all of the outstanding and issued capital stock of the Gen-X Companies on May 12, 1998. The consideration paid for the capital stock of the Gen-X Companies consisted of: (i) 1,500,000 shares of Global's Common Stock,
(ii) 10,000 shares of Global's preferred stock, mandatorily redeemable over 5 years in the maximum aggregate amount of $500,000, and (iii) noninterest-bearing contingent notes payable over 5 years in the maximum aggregate amount of $4.5 million. The redemption price of the preferred stock and the payment amount of the contingent notes are dependent upon the Company's Off-Price and Action Sports Division achieving certain sales and gross profit targets. For accounting purposes, the preferred stock and the contingent notes are recognized if and when the sales and gross profit targets are met. In June, 1999, the Company redeemed 2,000 shares of the preferred stock for an aggregate of $100,000 and paid $900,000 of the principal amount of the contingent notes, pursuant to the provisions thereof. The Company's results of operations for 1998 include those of the Gen-X Companies only from the date of acquisition through the end of the year.

  On December 15, 1997, the Company (then named RYKA, Inc.) completed a reorganization among the Company, the KPR Companies and Michael G. Rubin, the Company's Chairman and Chief Executive Officer. See "Business--History". The reorganization was accounted for as a reverse purchase under generally accepted accounting principles, and the KPR Companies were considered to be the acquiring entity for accounting purposes, even though the Company was the surviving legal entity. Accordingly, references to the Company's financial statements refer to the financial statements of the KPR Companies prior to the reorganization and to the financial statements of the KPR Companies, including RYKA, Inc., after the reorganization.

Results of Operations

For the Nine-Month Period Ended September 30, 1999 Compared to the Nine-Month Period Ended September 30, 1998

                                                        Nine Months Ended
                                                          September 30,
                                                     ------------------------
                                                         1999         1998
                                                     ------------  ----------
   Costs and expenses:
     General and administrative..................... $  2,923,252  $2,502,532
     Equity compensation............................    2,725,486         --
     Web-site development...........................    7,979,889         --
     Interest expense (income), net.................     (145,966)    176,349
                                                     ------------  ----------
       Total costs and expenses.....................   13,482,661   2,678,881
                                                     ------------  ----------
   Loss from continuing operations before income
    taxes...........................................  (13,482,661) (2,678,881)
   Benefit from income taxes........................   (2,220,878)   (910,819)
                                                     ------------  ----------
   Loss from continuing operations..................  (11,261,783) (1,768,062)
   Income from discontinued operations..............      586,101   6,591,266
   Loss on disposition of discontinued operations...   (3,161,552)        --
                                                     ------------  ----------
   Net income (loss)................................ $(13,837,234) $4,823,204
                                                     ============  ==========

  Costs and Expenses. Costs and expenses of continuing operations for the nine-month period ended September 30, 1999 was $13.5 million. Operating expenses from continuing operations consisted of expenses resulting from the development by the Company of the websites for the sporting goods retailers of its e-Commerce business and general and administrative expenses related to the day-to-day development and operating activities of the Company. Costs and expenses of continuing operations also included charges for equity compensation of $2.7 million for the nine-month period ended September 30, 1999, primarily as a result of the issuance of warrants in connection with the formation of the Company's e-Commerce business. Costs and expenses for the nine-month period ended September 30, 1999 were offset, in part, by interest income on the proceeds of the SOFTBANK financing.

  Income (Loss) on Disposition of Discontinued Operations. Loss on disposition of discontinued operations for the nine-month period ended September 30, 1999 was $3.2 million. This amount represents the expected loss on the disposition of the Branded Division and the Off-Price and Action Sports Division.

For the Year Ended December 31, 1998 Compared to the Year Ended December 31,
1997

                                              For the Year Ended December 31,
                                              --------------------------------
                                                   1998             1997
                                              ---------------  ---------------
   Costs and expenses:
     General and administrative.............. $     3,452,914  $     2,389,223
     Interest expense........................       2,366,935        2,013,028
                                              ---------------  ---------------
       Total costs and expenses..............       5,819,849        4,402,251
                                              ---------------  ---------------
   Loss before income taxes..................      (5,819,849)      (4,402,251)
   Benefit from income taxes.................       1,978,749              --
                                              ---------------  ---------------
   Loss from continuing operations...........      (3,841,100)      (4,402,251)
   Income from discontinued operations.......       9,742,663          246,956
                                              ---------------  ---------------
   Net income (loss)......................... $     5,901,563  $    (4,155,295)
                                              ===============  ===============

  Costs and Expenses. General and administrative expenses increased by $1.1 million, or 45%, to $3.5 million in 1998 from $2.4 million in 1997 as a result of increased expenditures in financial and management information systems to support the growth of business as well as normal salary increases. Interest expense increased by approximately $400,000, or 18%, to $2.4 million in 1998 from $2.0 million in 1997 due to increased borrowing to support increases in business. These increases in interest expense were partially offset by substantial reductions in Global's average borrowing costs.

  Income Taxes. Global's overall effective tax rate was 34% for 1998. In 1997, Global recorded no provision for income taxes due to net losses.

For the Year Ended December 31, 1997 Compared to the Year Ended December 31,
1996

                                              For the Year Ended December 31,
                                              --------------------------------
                                                   1997             1996
                                              ---------------  ---------------
   Cost and expenses:
     General and administrative.............. $     2,389,223  $     2,852,623
     Interest expense........................       2,013,028        1,152,473
                                              ---------------  ---------------
       Total costs and expenses..............       4,402,251        4,005,096
                                              ---------------  ---------------
   Loss before income taxes..................      (4,402,251)      (4,005,096)
   Benefit from income taxes.................             --               --
                                              ---------------  ---------------
   Loss from continuing operations...........      (4,402,251)      (4,005,096)
   Income from discontinued operations.......         246,956        3,260,783
                                              ---------------  ---------------
   Net loss.................................. $    (4,155,295) $      (744,313)
                                              ===============  ===============

  Costs and Expenses. General and administrative expenses decreased by approximately $500,000, or 16%, to $2.4 million in 1998 from $2.9 million in 1997 as a result of a decrease in Mr. Rubin's salary and general cost containment efforts. Interest expense increased by approximately $900,000, or 75%, to $2.0 million in 1998 from $1.1 million in 1997 due to increased borrowing to support increases in business and increases in average borrowing costs.

  Income Taxes. In 1997 and 1996, Global recorded no provision for income taxes due to net losses.

Liquidity and Capital Resources

  Historically, the operations of the Company have been financed by a combination of internally generated resources, equity financings, subordinated borrowings, annual increases in the size of its bank credit facility and seasonal over-advances. Increases in the bank credit facilities were required to fund the Company's increased investment in accounts receivable and inventory necessary to support the increases in revenue.

  On June 10, 1999, Global and SOFTBANK entered into a stock purchase agreement and related agreements for the sale of 6,153,850 shares of Global's Common Stock to SOFTBANK at a price of $13.00 per share (the closing price on May 26, 1999, the day prior to the day Global and SOFTBANK agreed in principle to the transaction) for an aggregate purchase price of approximately $80.0 million. Of the proceeds of the SOFTBANK financing, approximately $17.0 million was used to repay Global's credit facility with its senior lender, approximately $1.8 million was used to repay outstanding subordinated notes held by Michael Rubin, Global's Chairman and Chief Executive Officer, approximately $5.5 million was used to purchase and renovate Global's new office facility, approximately $2.0 million was used to pay Global's income tax liability from 1998 and approximately $3.8 million was used to fund corporate overhead. Through November 12, 1999, Global used approximately $11.2 million of the proceeds to fund the operations of its Branded Division and Off-Price and Action Sports Division and approximately $20.0 million of the proceeds to build, operate and maintain the websites for its e-Commerce business and to purchase inventory to be sold on these websites. As of November 12, 1999, the Company had approximately $18.7 million of the proceeds from the SOFTBANK financing available to fund the operations of its Branded Division and its Off-Price and Action Sports Division until their sale, and to fund its e-Commerce business. In addition, the Company received additional working capital of approximately $10.5 million from the sale of substantially all the assets comprising its Branded Division on December 29, 1999, and anticipates future sources of working capital from the collection of the accounts receivable of the Branded Division which it retained, and which totaled approximately $7.3 million as of December 29, 1999.

  As a result of the sale of the Branded Division, Global repaid approximately $4.5 million under its credit facility with its senior lender and the credit facility was terminated. As of September 30, 1999, Global was not in compliance with one of the covenants under this credit facility. Global obtained a waiver from the bank with respect to this covenant. Because there was no assurance that Global would be in compliance with this covenant for any period subsequent to September 30, 1999, Global classified the amounts outstanding under this line as a current liability. As of September 30, 1999, the aggregate amount outstanding under this facility was approximately $3.7 million.

  As of September 30, 1999, the Company had net working capital of $70.7 million which included $43.0 million of net assets of discontinued operations. The Company used $11.2 million in cash flows from operating activities of continuing operations for the nine months ended September 30, 1999, compared to $2.3 million in cash flows from operating activities of continuing operations for the nine months ended September 30, 1998.

  Global has entered into certain commitments with respect to development of the websites for the retailers of its e-Commerce business. The Company believes that the proceeds from the SOFTBANK financing, together with the proceeds of the sale of the Branded Division and the Off-Price and Action Sports Division, will be adequate to allow it to continue to develop its e-Commerce business and meet its anticipated cash needs for the foreseeable future.

Year 2000

  Many currently installed computer systems and software products are coded to accept or recognize only two digit entries in the date code field. These systems and software products need to accept four digit entries to distinguish 21st century dates from 20th century dates. This could result in system failures or miscalculations causing disruption of operations for any company using computer programs or hardware.

  With respect to its Branded Division and its Off-Price and Action Sports Division, Global maintained a management information system that provided, among other things, comprehensive customer order processing, inventory, production, accounting and management information for the marketing, selling, manufacturing and distribution functions of Global's business. Subsequent to the sale of the Branded Division on December 29, 1999, Global uses these systems only for the Off-Price and Action Sports Division and in connection with the collection of the accounts receivable of the Branded Division which it retained.

  Global completed, as of April 1, 1999, a Year 2000 project which evaluated, identified, corrected, reprogrammed, and tested Global's existing systems' Year 2000 compliance. Global enhanced its key information systems to improve their functionality and increase performance during the first quarter of 1999, making these applications Year 2000 compliant. The costs of these upgrades of approximately $150,000 were charged to operations as incurred. Upon consummation of the sale of the Off-Price and Action Sports Division and collection of the accounts receivable of the Branded Division, Global will not have any need for these systems.

  Global's e-Commerce business is a new enterprise, and, accordingly, the majority of software and hardware Global uses in its e-Commerce business has been purchased or developed by Global within the last 12 months. While this does not uniformly protect Global against Year 2000 exposure, Global believes its exposure is limited because the systems it uses in its e-Commerce business is not based upon legacy hardware or software systems.

  Regarding its office network, Global updated its office networking system software to be Year 2000 compliant during the third quarter of 1999. The costs of the process did not have a material impact on Global's results of operations, financial position, liquidity or capital resources.

  In addition to making its own systems Year 2000 compliant, Global contacted the customers of its Branded Division and Off-Price Division and its key suppliers to determine the extent to which the systems of such customers and suppliers are Year 2000 compliant and the extent to which Global could be affected by the failure of such third parties to become Year 2000 compliant. Global cannot presently estimate the impact of the failure of such third parties to become Year 2000 compliant, however, subsequent to January 1, 2000, Global has not encountered any problems related to Year 2000 issues. There can be no assurance, however, that future Year 2000 issues, if any, will not arise. See "Risk Factors--Risks Relating to Year 2000 Compliance".

New Accounting Pronouncements

  Derivative Instruments. Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for fiscal years beginning after June 15, 2000, although early adoption is encouraged. Global has not yet assessed what the impact of this statement, if any, will be on Global's future earnings or financial position.

  Computer Costs. In March 1998, the AICPA Accounting Standards Executive Committee issued Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). This statement provides guidance on accounting for the costs of computer software developed or obtained for internal use and identifies the characteristics of internal-use software. The statement was adopted on January 1, 1999 and did not have a material effect on the Company's results of operations, cash flows or financial position.

  Start-Up Costs. In April 1998, the AICPA Accounting Standards Executive Council issued Statement of Position 98-5, Reporting of Costs of Start-Up Activities, ("SOP 98-5"). The statement requires that costs of start-up activities, including organization costs, be expensed as incurred. This statement was adopted January 1, 1999, and did not have a material effect on Global's results of operations, cash flows or financial position.

Quantitative and Qualitative Disclosures about Market Risk

  Global is exposed to the impact of foreign currency fluctuations and interest rate changes due to its international sales, production requirements and variable rate debt. In the normal course of business, Global employs established policies and procedures to manage its exposure to fluctuations in the value of foreign currencies and interest rates using a variety of financial instruments. It is Global's policy to utilize financial instruments to reduce risks where other strategies cannot be effectively employed. Foreign currency transactions are used only to the extent considered necessary to meet Global's objectives and Global does not enter into foreign currency transactions for speculative purposes.

  In addition to product sales and costs, Global has foreign currency risk related to receivables and payables that are denominated in currencies other than the U.S. dollar. Global's foreign currency risk management objective is to protect cash flows resulting from sales, purchase and other costs from the adverse impact of exchange rate movements. Foreign exchange risk is managed by using forward exchange contracts and purchased options to hedge certain firm commitments and the related receivables and payables, primarily third party transactions. Hedged transactions are denominated primarily in European currencies and Canadian dollars.

  Global is exposed to changes in interest rates primarily as a result of its long-term debt used to maintain liquidity and fund its expansion. Global's objective in managing its exposure to interest rate changes is to limit the impact of interest rate changes on earnings and cash flows and to lower its overall borrowing costs. A portion of Global's long-term debt is issued at a choice of LIBOR plus certain basis points or the prime rate less certain basis points, which gives Global a certain degree of flexibility to manage interest rate risk. Note 5 to the Financial Statements outlines the principal amounts, weighted average interest rates, fair values and other terms required to evaluate the expected cash flows and sensitivity to interest rate changes.

  Foreign exchange risk, and related derivatives use, and interest rate risk are monitored using a variety of techniques including a review of market values and various sensitivity analyses. These models are risk analysis tools and do not purport to represent actual losses in fair value that will be incurred by Global, nor do they consider the potential effect of favorable changes in market rates. They also do not represent the maximum possible loss that may occur. Actual future gains and losses will differ from those estimated because of changes or differences in market rates and interrelationships, hedging instruments and hedge percentages, timing and other factors.

  The estimated maximum one-day loss in fair value on Global's foreign currency sensitive financial instruments was negligible at December 31, 1998 due to the nature of the contracts outstanding and year end currency exchange rates. The estimated potential reduction in earnings from a one percentage point increase in long-term debt borrowing rates for the year ended December 31, 1998 would have been approximately $370,000. There have been no significant changes in market risk for the nine months ended September 30, 1999. Exposure to interest rate fluctuations was reduced significantly due to the SOFTBANK financing and the repayment of the amounts due under the credit facilities governed by Global's loan agreement.

                                   BUSINESS

Overview

  Global is a diversified sporting goods company that historically operated two distinct divisions: the Branded Division and the Off-Price and Action Sports Division. In the first quarter of 1999, Global established its Interactive Division to develop its e-Commerce business. On April 20, 1999, Global formalized a plan to divest the Branded Division and the Off-Price and Action Sports Division in order to focus exclusively on its Interactive Division.

  Through its Interactive Division, Global has entered into exclusive agreements to operate the e-Commerce businesses of the following sporting goods retailers: The Sports Authority, Inc., The Athlete's Foot Store, Inc., Sport Chalet, Inc., Michigan Sporting Goods Distributors, Inc. (MC Sports), Athleisure Corporation and Oshman's Sporting Goods Inc. Pursuant to these agreements, Global develops and operates the websites under the name of the retailer and offers a wide representation of the products offered by the retailers in its land-based stores.

  Through its Off-Price and Action Sports Division, Global purchases manufacturers' closeout merchandise, overstocks and canceled orders, as well as excess inventories from retailers, for resale to retailers. Global purchases and distributes a wide array of athletic, outdoor, casual and specialty footwear, athletic apparel, winter sports equipment (including ski and snowboard equipment), in-line skates, skateboards, and sunglasses. Global also designs and distributes special make-up snowboards and other sports-related merchandise for selected retailers.

  Through its Branded Division, Global designed, marketed and distributed athletic and outdoor footwear products under the "RYKA" brand and the "Yukon" brand. RYKA is a high performance athletic footwear brand designed exclusively for women. Yukon is a high performance outdoor footwear brand designed for men, women and children. On December 29, 1999, Global sold substantially all of the assets comprising the Branded Division.

  Global's executive offices are located at 1075 First Avenue, King of Prussia, Pennsylvania 19406, and its telephone number is (610) 265-3229.

Recent Developments

  On January 4, 2000, Global announced that it had entered into an exclusive agreement to develop and operate the website Oshman's Sporting Goods, Inc., a Houston, Texas based company that operates a chain of retail sporting goods specialty stores located primarily in medium to large metropolitan areas across the United States.

  On December 29, 1999, Global sold substantially all of the assets of its Branded Division (other than the accounts receivable of the Branded Division which totaled approximately $7.2 million as of December 29, 1999) to American Sporting Goods Corporation in exchange for a cash payment of approximately $10.5 million. The Company recognized a loss of approximately $5.0 million on the sale of the Branded Division. In addition, the Company anticipates additional charges relating to the operation and winding down of the Branded Division.

  On September 28, 1999, Global entered into a binding letter of intent with WebMD, Inc., The Sports Authority, Inc. and TheSportsAuthority.com to create and operate the health and fitness store on the WebMD website. Global, through TheSportsAuthority.com, will operate the store. WebMD will provide both on-line, television, radio and newspaper marketing and advertising for the store, and The Sports Authority will provide support for the store in its land-based stores. WebMD will receive a share of the net sales of all products sold through the website. Global has agreed to issue to WebMD 250,000 shares of Global Common Stock as a prepayment of WebMD's share of net sales based on a per share price of $20.00, the closing price of Global's Common Stock on September 28, 1999. This represents a prepayment of $5.0 million.

Interactive Division

 General

  Through its Interactive Division, Global has entered into exclusive agreements to operate the e-Commerce businesses of the following sporting goods retailers: The Athlete's Foot Stores, Inc., Sport Chalet, Inc., Michigan Sporting Goods Distributors, Inc., (MC Sports), Dunham's Athleisure Corporation and Oshman's Sporting Goods Inc. In addition, Global and The Sports Authority have entered into agreements to establish TheSportsAuthority.com which is 80.1% owned by Global and 19.9% owned by The Sports Authority and which exclusively operates the e-Commerce business of The Sports Authority. Pursuant to the terms of these agreements, The Sports Authority has the option to increase its ownership of TheSportsAuthority.com to 49.9% over a specified period of time.

  Pursuant to these agreements, Global develops and operates the websites under the name of the retailers and offers a wide representation of the products offered by the retailer in its land-based stores. Global pays the retailer a share of the sales of products sold on that retailer's websites, and the retailer is obligated to integrate its website's address in its marketing and communication materials.

  Global's e-Commerce business model relies, in part, on the current brand recognition by consumers of the retailers' brand names. Global believes that leading traditional retailers have significant built-in advantages for e-Commerce, including well-known brand names, relationships with vendors and access to merchandise, substantial marketing budgets, established customer bases and land-based stores. Global also believes that there are significant barriers for traditional retailers to establish e-Commerce businesses of their own due to legacy systems and organizations, prohibitive costs, difficulty in attracting the required talent, the need to focus on their core land-based businesses and the high fragmentation in the industry.

  Global has developed a "Common Engine"(TM) technology and distribution infrastructure which will enable it to add additional partners with relatively small incremental investments. Global believes that its business model will create significant economies of scale by leveraging multiple e-Commerce websites across a common organizational and technology platform.

  Global began its e-Commerce business in the first quarter of 1999 and did not begin generating revenues from this business until the fourth quarter of 1999. Global manages and funds all aspects of the operation of the retailers' e-Commerce businesses, including website development and maintenance, merchandising, buying, warehousing, shipping, and customer service. Through November 12, 1999, the Company has used approximately $20.0 million of the proceeds from the SOFTBANK financing to build, operate and maintain the websites for its e-Commerce business and to purchase inventory to be sold on these websites. As of November 12, 1999, the Company had approximately $18.7 million of the proceeds from the SOFTBANK financing available to fund the operations of its Branded Division and its Off-Price and Action Sports Division until their sale, and to fund its e-Commerce business.

 Products

  Global offers a wide representation of the products offered in the land-based stores of the retailers for which Global operates websites,. Depending on the products offered at the land-based stores of each particular retailer, the types of products offered on the websites include apparel, footwear, equipment, sports memorabilia and gift certificates. The products generally fall into the following categories: exercise and fitness, camping/hiking, basketball, football, golf, running, fishing, tennis, games, racquetball, cycling, hunting/fishing, outdoor recreation and action sports.

  Global offers a majority of the brand name products offered in the land-based stores of the retailers for which it operates websites. These brands include Asics, Champion, Easton, Converse, Rossignol, Puma, Reebok, Coleman, Columbia, Huffy, Rawlings, Timberland, Avia, New Balance, adidas, North Face and Proform.

 Shopping

  Customers are able to navigate the websites operated by Global through a variety of highlighted product or sport categories arranged in a simple, easy-to-use format. Customers can also search for desired products using a quick keyword search in order to locate a specific product. Each website provides detailed information about the products offered on the websites as well as extensive content about each retailer, including store locators and general corporate and financial information.

  To purchase products, customers simply click on the "add to cart" button to add products to their shopping cart. Customers can add and subtract products from their shopping cart as they browse around our store prior to making a final purchase decision. The websites are updated through the direct uploading of supply information from Global's third party distributor to remove products that are out of stock. To execute orders, customers click on the "checkout" button and supply shipping details.

  To pay for orders, customer may use gift certificates or a credit card, which is authorized during the checkout process, but which is charged when the product is shipped. The websites use state-of-the-art encryption technology to protect customers' credit card information.

  The customer service area of the websites operated by Global contain extensive information for first-time and repeat visitors. In this area, customers are assisted in searching for, shopping for, ordering and returning products and are provided information on shipping charges and other policies. In addition, customers are provided with answers to the most frequently asked questions. Customer service agents are available to answer questions about products and the shopping process during extended business hours via e-mail or a toll-free number.

 Merchandising

  Global has established and continues to establish direct purchasing programs with a wide range of vendors. Global merchandises a broad assortment of sporting goods products to customers of the websites it operates. Although Global does not offer all of the merchandise available in the land-based stores of the retailers for which Global operates websites, Global does offer a wide representation of the products offered in these stores. All inventory sold on the websites operated by Global is purchased and owned by Global.

  Global's merchandise buyers analyze current sporting goods trends by maintaining close relationships with the retailers from which it operates websites and with manufacturers, monitoring sales, studying specialized data about traffic to the websites operated by Global and reviewing industry trade publications. Global has entered into contractual relationships to purchase merchandise with several vendors, including Asics, Champion, Easton, Converse, Rossignol, Puma and Reebok.

 Marketing and Advertising

  The retailers with whom Global has agreements are required to integrate their website addresses into their marketing and communications materials, including television, radio, print, online and outdoor advertising, as well as shopping bags, cash register receipts and direct mailers. Global works with each of the retailers to create online and in-store promotions, including incentive programs for in-store personnel, online gift certificates, online sweepstakes and contests and online consumer-to-consumer auctions.

  Global recently signed a marketing agreement with Yahoo! Inc., a leading global internet media company. This agreement provides for the retailers' websites to be promoted in numerous sports-related areas of the Yahoo! network, including fantasy sports, celebrity athlete events, sporting games, sports clubs and through front-page promotions and local guides.

  Global has established affiliate programs for each of the retailers for which it operates websites. Global's affiliate programs provide a low-cost means of acquiring customers by providing a sales commission to affiliate partners who drive traffic to the websites operated by Global which result in sales. Global also sponsors sports-related sweepstakes, awards gift certificates and engages in other promotions to drive traffic and sales to the websites it operates.

 Distribution

  Global currently relies upon a third party to handle the fulfillment of its customer orders, the warehousing of its inventory and the shipment of its products. Inventory available for sale on the websites operated by Global are purchased for Global's account directly from sporting goods vendors. Global relies on sporting goods vendors to ship their products to a public warehousing facility in Tennessee, generally via parcel carrier. Merchandise shipped to customers is shipped in the name of the retailer through whose website the customer placed the order.

 Customers and Customer Service

  Global's primary customers are purchasers and users of athletic footwear, apparel and equipment. Customers utilizing the websites of the retailers operated by Global are not aware of Global's involvement in such retailers' e-Commerce businesses.

  Global believes that a high level of customer service and support is critical to retaining and expanding its customer base. Global is responsible for customer service interaction with its customers. Global provides customer service representatives 24 hours per day, seven days per week to provide assistance to the customers of each of the retailers websites. Customers have the ability to contact customer service personnel via e-mail or a toll-free telephone number. In addition, customers may "chat" online with customer service representatives.

  Each of the websites operated by Global contains a customer service page that outlines store policies and provides answers to frequently asked questions. Global's policy for allowing its customers to return products is consistent with the policies of each of the retailers for which Global operates websites.

 Competition

  Competition in the online sporting goods category is growing. Although Global is not aware of any other sporting goods retailers currently conducting an e-Commerce business with a business model similar to Global's business model, Global does compete with major sporting goods retailers, including broad category and specialty land-based retailers, broad category and specialty online retailers and broad category and specialty catalogs. Overall, Global's competition can be segmented into three key areas: online-only retailers, land-based retailers and vendors.

  Online only retailers include, but are not limited to, fogdog.com, shopsports.com, gear.com, dsports.com and REI.com. Some of these retailers offer their goods at a significant discount from land-based retailers. Although this may initially attract customers, many vendors are unwilling to sell goods to discount retailers, fearing that it will negatively impact their brand. In addition, some vendors shy away from selling to internet-only retailers because they do not want it to negatively impact their relationships with traditional land-based retailers. Further, because there is no major distributor in sporting goods, these online retailers must negotiate individually the prices paid for their goods, which may keep new internet-only sporting goods retailers from launching and may also prevent current online-retailers from entering the sporting goods category.

  Other competition could come from traditional land-base retailers, such as Foot Locker, Lady Foot Locker, Dick's Sporting Goods, and United Merchandising Corp. (Big 5). However, there are significant barriers that may keep these retailers from entering into the e-Commerce realm directly, such as the need to focus on their core business, the financial resources needed to build a new e-Commerce component of their business, legacy systems and bureaucracy, high fragmentation within the industry, and their inability to attract or afford the talent necessary to build a successful e-Commerce venture.

  Global will also face competition directly from the vendors themselves. Many vendors are offering their products online directly to consumers. Although certain key vendors (such as Nike) have significant name brand recognition with consumers, vendors are unable to offer the wide variety of merchandise found in land-based and online retailers, because these vendors can only sell their own brand.

  Global believes that it competes primarily on the basis of recognition of the retailers for which it operates websites, the scope of its product offerings, convenience and price. Particularly with respect to online retailers, Global competes on the basis of speed and accessibility of the websites it operates, quality of the content on those websites, customer service and speed and accuracy of order fulfillment. As Global did not begin operating the websites of the sporting goods retailers for which it operates websites until the fourth quarter of 1999, Global is currently unable to assess its competitive position with respect to its competitors in the e-Commerce business.

 Technology

  The Company has developed and implemented a technological infrastructure consisting of both proprietary and industry specific technology. The information technology operations and infrastructure are built on the premise of reliability and scalability. Mission critical applications are hosted at a third-party data center in New York City, which provides redundant communications and emergency power backup. Hardware equipment consists of redundant servers and monitoring equipment to provide for fault tolerance.

  The cornerstone of the Company's technology is it's "Common Engine"(TM) which is a proprietary set of tools and applications used to power the websites of the retailers for which the Company operates websites, and to tie into the Company's fulfillment network that allows the Company to add new retailers. In conjunction with it's "Common Engine"(TM), the company has developed its own propriety catalog management system which addresses the unique characteristics of the sporting goods market.

  The Company has implemented ERP, data/voice communications and EDI software applications that allow for integration of its back-end business systems and processes necessary to manage its customer relationships, distribution network and supply chain. The Company employs technology from a selected group of partners such as IBM, SUN, CISCO, ORACLE, DELL, MCI and NORTEL.

Off-Price and Action Sports Division

 General

  Through its Off-Price and Action Sports Division, Global purchases manufacturers' closeout merchandise, overstocks and canceled orders, as well as excess inventories from retailers, for resale to retailers principally in the United States and Canada. In addition, Global is a third-party wholesaler of off-price athletic, outdoor and casual footwear, athletic apparel and sporting goods. Global resells this merchandise to sporting goods stores, off-price specialty stores, department stores, family footwear stores, and independent retailers. Global also designs and distributes special make-up snowboards and other sports-related merchandise for selected retailers.

  For the year ended December 31, 1998, the net sales of the Off-Price and Action Sports Division were approximately $90.4 million or 69% of Global's total net sales. Net sales for the Off-Price and Action Sports Division reflect the acquisition of the Gen-X Companies as of May 12, 1998.

  The off-price business relies on the availability of merchandise from manufacturers and retailers of footwear, athletic apparel and sporting goods. Global has established a "store stock" program with a key retailer to purchase, at Global's option, all closeout or overstocked inventory. Global estimates that more than 75% of merchandise purchased by Global in a given year is purchased from manufacturers with which Global has a long-standing relationship.

 Products

  The following table sets forth certain information about the products that are sold by Global's Off-Price and Action Sports Division.

Category                     Products
--------                     --------
Athletic Footwear            Cross-training, running, basketball, tennis,
                             aerobic, walking, baseball/softball and
                             soccer
Outdoor and Casual Footwear  Rugged casual, cross-terrain, hiking, work boots, sandals
Athletic Apparel             Professional and college team jackets,
                             jerseys and hats
Ski Equipment                Skis, ski bindings, ski poles, ski
                             accessories
Snowboard Equipment          Snowboards, snowboard bindings, snowboard
                             boots
Sporting Equipment           Skateboards, in-line skates
Other                        Sunglasses, backpacks, fitness accessories

 Special Make-up Business

  On a special make-up basis, Global designs and distributes products specifically designed for selected retailers. The Off-Price and Action Sports Division, like a branded goods business, receives orders four to six months prior to the expected shipment date. Global accepts orders for snowboards and other sports-related merchandise and fulfills product orders for nationwide store chains as well as for single location specialty shops. Global designs products according to customer specifications and produces only the quantity of merchandise requested by the customer.

  Global's special make-up products consist primarily of snowboard equipment, but also include athletic footwear and skateboard equipment. Global's special make-up lines include Lamar, Rage, and Dukes Shoes brands. The Lamar, and Rage lines consist of snowboard equipment and accessories and are sold at different price points. The Lamar and Rage lines also include skateboard equipment and accessories, which are also sold at different price points. Dukes Shoes is a skateboard footwear line.

 Sales

  The sales force for Global's Off-Price and Action Sports Division merchandise consists of 17 sales executives of which nine have been with the Gen-X Companies since their formation in 1996. These sales executives deal exclusively with off-price and special make-up merchandise and have established strong relationships with a wide range of major retailers. Each of the sales executives is compensated on a commission basis.

 Customers

  Global currently sells its off-price and action sports merchandise to approximately 2,300 retail accounts. The following customers of the Off-Price and Action Sports Division together with sales of the same customers in the Branded Division represented sales in excess of 10% of the net sales of Global for the years ended December 31, 1998, 1997 and 1996:

                                    1998            1997            1996
                              ---------------- --------------- ---------------
   Customer                      Sales     %     Sales     %     Sales     %
   --------                   ----------- ---- ---------- ---- ---------- ----
   Just For Feet............. $27,322,311 20.8        N/A  N/A        N/A  N/A
   Ross Stores...............         N/A  N/A $5,483,727  9.0 $8,047,876 17.0
   United Merchandising
    Corp..................... $ 8,987,628  6.8 $7,239,570 11.9 $6,607,663 14.0

Other than the foregoing, no one customer of the Off-Price and Action Sports Division accounted for 10% or more of the total net sales of Global for the years ended December 31, 1998, 1997 or 1996.

 Competition

  The Off-Price and Action Sports Division competes with a number of large retailers who purchase off-price and action sports merchandise on a direct basis. A number of footwear manufacturers also dispose of their excess merchandise through their own retail outlet operations. There are several independent resellers of footwear, athletic apparel and sporting goods that also compete with Global's Off-Price and Action Sports Division.

 Distribution

  Global utilizes third-party public warehouses in several locations across the U.S. and Canada, as well as a leased warehousing facility in King of Prussia, Pennsylvania. Upon receipt at a facility, merchandise is inspected and recorded in Global's information systems and packaged according to customers' orders for delivery.

 Technology

  Global maintains a management information system that provides, among other things, comprehensive customer order processing, inventory, accounting and management information for the selling and distribution functions of Global's Off-Price and Action Sports Division.

Branded Division

  Prior to the consummation of the sale of the Branded Division, Global designed, developed and marketed each of its branded product lines to appeal to a targeted consumer group. Within each line, Global offered a broad selection of product categories and styles. For the year ended December 31, 1998, the net sales of the Branded Division were approximately $41.1 million or 31% of Global's total net sales.

 RYKA

  RYKA is the only performance athletic footwear brand designed exclusively for active women, specifically women between the ages of 25 and 45 years. RYKA includes the following categories: aerobic fitness, cross-training, running, walking and aqua aerobics. All RYKA footwear is made on women's lasts. As a result, RYKA footwear is designed and manufactured with the anatomical features and foot morphology unique to women's feet (typically narrow in the heel and wide in the forefoot). All RYKA footwear incorporates RYKA's Nitrogen/ES System, which is designed to provide enhanced shock absorption, resiliency and durability. The Nitrogen/ES System in higher priced models consists of visible and non-visible nitrogen pads and slabs which are placed in the heel, the mid-sole and the forefoot of the shoe. In standard models, non-visible nitrogen pads are placed in the mid-sole only. In Fall 1998, Global introduced the RYKA Elemental Technology System(TM) ("ETS(TM)"). ETS(TM) is a holistic approach to footwear, which employs patented technologies to address the four aspects of athletic footwear that are most important to women: fit, comfort, cushioning and control. RYKA footwear is sold principally through athletic footwear stores, sporting goods stores and department stores.

 Yukon

  Yukon is a performance-outdoor and rugged casual brand of footwear that provides functional performance, classic styling and durability. Yukon is designed primarily for men, but also for women and children, and includes hiking boots, cross-terrain boots, trail walking shoes, rugged casual shoes and work boots. Yukon performance footwear is designed for all ability levels from the avid outdoor enthusiast to the weekend adventurer. Performance features found on various Yukon styles includes Thinsulate(TM) insulation, Weather Proof(TM) Leather and support shank systems such as Engineered Torsional Stability(TM). Yukon rugged outdoor and casual footwear is generally designed with an EVA footbed for comfort and equipped with rubber outsoles to provide cushioning and traction. Yukon is sold principally through sporting goods stores, footwear stores and department stores.

 Marketing and Advertising

  Global's marketing focus was to continue to build the recognition of Global's brand names as the footwear of choice for their targeted consumer groups and as brands that stood for quality, performance, comfort, design innovation and value. Senior management was directly involved in shaping Global's image and its advertising and promotional activities. The management of Global's Branded Division oversaw the conception, development, and implementation of most aspects of Global's branded footwear marketing efforts.

  Prior to selling the Branded Division, Global developed a variety of promotional programs, such as the "RYKA Instructor and Trainer Alliance" (an incentive program for fitness instructors), "Team Yukon" (a series of field product tests in conjunction with key retailers) and the "Yukon Preservation Alliance" (a series of events designed to promote environmental awareness and resource preservation). RYKA was the official and exclusive footwear sponsor for Jazzercise, the world's largest fitness program with over 4,700 instructors and 450,000 students. In Spring 1999, RYKA launched the RALLY program in all 500 non-urban Lady Foot Locker Stores in the United States. RALLY was a marketing program which included (i) displays that advertise and feature eight RYKA styles (ii) the Another Chance Foundation, a charitable institution jointly established by Global and Lady Foot Locker, that is funded with a percentage of the proceeds from RYKA sales at Lady Foot Locker stores,
(iii) a referral program with local fitness instructors, and (iv) an educational program about RYKA.

  Because of its limited resources, Global historically concentrated its marketing efforts on less costly, grass-roots approaches, such as point-of-purchase and other retailer promotions. Outside advertising agencies, together with Global's in-house marketing personnel, developed a program to promote Global's brand names through lifestyle and image advertising. While all advertisements featured Global's footwear, the advertising generally sought to build and increase brand awareness by linking the brand to its targeted consumer group rather than to market a particular footwear product.

 Sales

  Global focused on those retailers which it believed would effectively promote and display Global's branded products. By so doing, Global believed that it was better able to protect and enhance its brand names and service customers' accounts. Senior management of Global was directly involved in maintaining relationships with key customer accounts as well as developing relationships with new customers. Global relied principally on 11 independent sales organizations, which collectively employed 38 sales representatives, to sell RYKA and Yukon footwear to its customer accounts. The independent sales organizations covered all 50 states and Canada and reported to the Vice President of Sales for the Branded Division. Each of the independent sales organizations were compensated on a commission basis. While Global's independent sales organizations handled products from other brands, none of the representatives sold products directly competitive with RYKA and Yukon. Global also had eight in-house customer service employees.

 Customers

  Global's Branded Division's primary customers were athletic footwear stores, sporting goods stores, department stores and independent retailers. In 1998, RYKA and Yukon footwear were sold by over 1,000 retail accounts, principally in the United States and Canada, including The Venator Group (Foot Locker and Lady Footlocker), Finish Line, The Athlete's Foot Stores, Inc., Just for Feet, Modell's, Michigan Sporting Goods Distributors, Inc. (MC Sports), Gart Sports/Sportmart, Oshman's, Sporting Goods, Inc. and United Merchandising Corp. (Big 5). The majority of Global's customer accounts carried both RYKA and Yukon.

  The following customers of the Branded Division together with sales to the same customers in the Off-Price Division represented sales in excess of 10% of the net sales of Global for the years ended December 31, 1998, 1997 and 1996:

                                            1998           1997         1996
                                       -------------- --------------  ---------
   Customer                              Sales     %    Sales     %   Sales  %
   --------                            ---------- --- ---------- ---  ----- ---
   Just For Feet...................... $8,057,729 6.1        N/A N/A   N/A  N/A
   United Merchandising Corporation... $7,957,010 6.1 $5,761,339 9.5   N/A  N/A
   Ross Stores, Inc...................        N/A N/A $1,529,260 2.5%  N/A  N/A

Other than the foregoing, no one customer of the Branded Division accounted for 10% or more of the total net sales of Global for the years ended December 31, 1998, 1997 or 1996.

 Product Design and Development

  Global designed most new styles to appeal to their targeted consumer group, although Global's footwear often appealed to a broader spectrum of consumers resulting in improved brand recognition. Global generally positioned RYKA and Yukon as performance oriented brands at a value price with features comparable to those found on other leading footwear brands.

  Global offered primary lines of both RYKA and Yukon in the Spring and Fall seasons. Global's products were designed and developed in-house, although Global periodically used outside design firms to supplement its design efforts. Separate design teams focused on each of Global's brands and reported to Global's executive in charge of the particular brand. The design process was collaborative with members of the design staff meeting regularly to further refine Global's products in order to meet the particular needs of Global's markets.

 Competition

  Competition in the branded footwear industry is intense. Although Global believed that its Branded Division did not compete directly with any single company with respect to its entire range of products, Global's products competed with other branded products within their product category, as well as with private label products sold by retailers, including some of Global's customers. RYKA competed with many brands of athletic footwear, including Nike, Reebok, adidas, Avia, Asics, New Balance and Saucony. Yukon competed with a number of other brands of rugged outdoor and casual footwear, including Timberland, Rockport (a division of Reebok), Nike ACG, Columbia, Hi-Tec, Merrell, Vasque, and Wolverine. In varying degrees, depending on the product category involved, Global competed on the basis of style, price, quality, comfort and brand name prestige and recognition, among other considerations. Global also competed with numerous manufacturers, importers and distributors of footwear for the limited shelf space available for the display of such products to the consumer. In addition, the general availability of contract manufacturing capacity for footwear products allowed ease of access by new market entrants. Many of Global's competitors were larger, had achieved greater recognition for their brand names, had captured greater market share and/or had substantially greater financial, distribution, marketing and other resources than Global.

 Manufacturing

  Products of Global's Branded Division were produced by independent contract manufacturers located in Asia. For the year ended December 31, 1998, substantially all of Global's branded products were manufactured in China. Global did not own or operate any manufacturing facilities. Global's contracts with these manufacturers generally specified pricing, purchasing of raw materials and minimum quality/delivery standards, as well as address certain confidentiality issues.

  Global oversaw the key phases of production from initial prototype manufacture through initial production runs to final manufacture. Manufacturers were selected in large part on the basis of Global's prior experience with the manufacturer and the availability of production capacity. Global sought to use, whenever possible, manufacturers that had previously produced Global's footwear, which Global believed enhanced continuity and quality while controlling production costs. For the year ended December 31, 1998, the top three manufacturers accounted for 32%, 18% and 11%, respectively, of Global's manufactured branded footwear products, or 61% in the aggregate. Other than the foregoing, no one manufacturer accounted for 10% or more of Global's total production of the Branded Division.

  To safeguard product quality and consistency, Global employed quality control assurance personnel based in Asia to oversee the key aspects of the production process. Global's quality control program was designed to ensure that finished goods not only met with Company established design specifications, but also that all goods bearing its trademarks met Global's standards for quality. Global's personnel performed an array of quality control inspection procedures at various stages of the production process, including examination and testing of (i) prototypes of key products prior to manufacture, (ii) samples and materials prior to production and (iii) final products prior to shipment.

  Global's arrangements with its manufacturers generally were U.S. dollar denominated. Substantially all of Global's footwear products were manufactured overseas and subject to U.S. customs duties. Under the fixed duty structure in effect since July 1981, duties on the footwear products imported by Global approximated 8.5% to 10% of cost for leather products and 20% for synthetic products, depending on gender, plus administrative charges.

 Distribution

  Global utilized third-party public warehouses in several locations across the U.S. and Canada, as well as a leased warehousing facility in King of Prussia, Pennsylvania. Following manufacture, Global's branded products were generally shipped to public warehousing facilities in California. Upon receipt at a facility, merchandise was inspected and recorded in Global's information system and packaged according to customers' orders for delivery.

  Merchandise was shipped to customers by whatever means the customer requested, which was usually by common carrier. Global had an Electronic Data Interchange (or EDI) system to which some of Global's larger customers were linked. This system allowed these customers to automatically place orders with Global, thereby eliminating the time involved in transmitting and inputting orders, and included direct billing and shipping information. In January, 1999, Global implemented a Quick Response inventory system with Lady Foot Locker, which allowed Global to most efficiently track and maintain inventories at each store location.

 Technology

  With respect to its Branded Division Global maintained a management information system that provided, among other things, comprehensive customer order processing, inventory, production, accounting and management information for the marketing, selling, manufacturing and distribution functions of Global's Branded Division. Subsequent to the sale of the Branded Division on December 29, 1999, Global uses these systems only in connection with the collection of the accounts receivable of the Branded Division which it retained.

Employees

  As of January 14, 2000, Global employed 220 people on a full-time basis. Of these employees, 15 were employed in the Branded Division, 47 are employed in the Off-Price and Action Sports Division and 158 are either employed in the Interactive Division or in the main executive offices. Global's employees are based primarily at Global's headquarters in King of Prussia, Pennsylvania (173 employees) and Toronto, Ontario (47 employees).

Properties

  Global's principal executive offices are located in a newly-renovated 56,000 square foot facility purchased by Global on July 27, 1999 and located in King of Prussia, Pennsylvania. In addition, Global utilizes a public warehousing facility in Tennessee in connection with the operation of its Interactive Division.

  Prior to relocating to its current offices in November, 1999, Global's offices and warehouse were located in a 75,000 square foot facility leased from Michael G. Rubin, Global's Chairman and CEO and located in King of Prussia, Pennsylvania. Pursuant to the lease, Global pays approximately $29,000 per month, plus maintenance and utilities, for use of these facilities. This lease expires on September 30, 2009; however, it will be terminated upon consummation of the sale of the facility by Mr. Rubin, which is expected to occur in the first quarter of 2000.

  Global also owns a 12,000 square foot facility located in North York, Ontario used primarily in the Off-Price and Action Sports Division. This facility is included in the assets of the Gen-X Companies which will be sold in connection with the sale of the Off-Price and Action Sports Division. In addition, Global used the services of third-party public warehousing facilities located in Ontario, Canada and California for its Branded Division.

  Global believes that its owned, leased and third-party properties are adequate for its present needs and that suitable additional or replacement space will be available as required.

Geographic Areas

  The Company's revenues were generated from domestic and foreign sales during the years end December 31, 1998, 1997 and 1996 as follows:

                                1998             1997             1996
                              Revenues    %    Revenues    %    Revenues    %
                            ------------ ---- ----------- ---- ----------- ----
   Domestic--US............ $125,756,937 95.7 $58,726,462 96.8 $45,553,214 96.2
   Foreign.................    5,678,034  4.3   1,944,945  3.2   3,787,326  3.8
                            ------------      -----------      -----------
     Total................. $131,434,971  100 $60,671,407  100 $47,340,450  100
                            ============      ===========      ===========

  No individual foreign country's revenues were material to the Company's operations. Substantially all of the Company's long-lived assets are located in the United States.

Intellectual Property

  Global relies on various intellectual property laws and contractual restrictions to protect its software and other intellectual property rights. These include confidentiality and nondisclosure agreements with employees, contractors, suppliers, strategic partners and the retailers for which Global operates websites. Despite these precautions, Global may be unable to deter misappropriation of its proprietary information, detect unauthorized use and take appropriate steps to enforce its intellectual property rights. In addition, Global's competitors could, without violating Global's proprietary rights, develop technologies that are as good as or better than Global's technology. In addition, Global pursues the registration of its trademarks and service marks in the U.S. and internationally. Global's failure to protect its software and other proprietary intellectual property rights or to develop technologies that are as good as its competitors could put Global at a disadvantage to its competitors which could have a material adverse effect on Global's business, results of operations and financial condition.

  In connection with its operation of the e-Commerce business of The Sports Authority, Global has entered into a license agreement granting it the right to use certain trademarks, tradenames, logos, buying power and content owned or controlled by The Sports Authority. In addition, Global has the exclusive right to use, copy, modify and display the name, logo and URL, as well as certain other intellectual property rights, of each retailer for which Global operates websites during the term of each agreement between Global and such retailers.

Legal Proceedings

  Global is involved in various routine litigation, including litigation in which Global is a plaintiff, incidental to its business. Global believes that the disposition of such routine litigation will not have a material adverse effect on the financial position or results of operations of Global.

                    MARKET PRICE OF AND DIVIDENDS ON COMMON
                     STOCK AND RELATED SHAREHOLDER MATTERS

  From January 1, 1998 through June 15, 1998, Global's Common Stock was traded on the NASD Over-the-Counter Bulletin Board. Effective June 16, 1998, Global was approved for inclusion on the Nasdaq SmallCap Market, and effective May 3, 1999 on the Nasdaq National Market where it is currently included for quotation. As of the Record Date, Global had approximately [18,489,463] shareholders of record.

  The following table sets forth the high and low bid prices per share of Global's Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board for the periods presented prior to and including June 15, 1998. For the periods presented from June 16, 1998 to April 30, 1999, the following table sets forth the high and low sales prices per share of Global's Common Stock as reported on the Nasdaq SmallCap Market. For the periods presented from and after May 3, 1999, the table below sets forth the high and low sales prices as reported on the Nasdaq National Market. The prices shown do not include retail markups, markdowns or commissions.

                                                                 Sales Prices
                                                                ---------------
                                                                 High     Low
                                                                ------- -------
     2000
       First Quarter (through January 14, 2000)................ $20.437 $12.25
     1999
       Fourth Quarter.......................................... $25.25  $12.375
       Third Quarter........................................... $25.125 $14.50
       Second Quarter.......................................... $36.875 $12.00
       First Quarter........................................... $17.375 $ 7.00
     1998
       Fourth Quarter.......................................... $ 8.06  $ 4.25
       Third Quarter........................................... $ 8.00  $ 4.63
       Second Quarter (June 16-June 30)........................ $ 7.25  $ 5.63
       Second Quarter (April 1-June 15)........................ $ 7.75  $ 5.19
       First Quarter........................................... $ 5.69  $ 2.56

  On September 24, 1999, the trading date immediately prior to the public announcement of the transactions contemplated by the Acquisition Agreement, the closing sale price of Global's Common Stock was $21.625 per share. The closing sale price of Global's Common Stock on January 14, 2000, the latest practicable date before the printing of this Proxy Statement, was $17.8125 per share. Global has never declared or paid a cash dividend on its Common Stock. Global currently intends to retain any future earnings for funding growth and, therefore, does not anticipate declaring or paying any cash dividends on its Common Stock for the foreseeable future. In addition, Global's credit facility with its bank restricts the payment of dividends on Global's Common Stock.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth, as of January 14, 2000, the beneficial ownership of Global's Common Stock: (i) by each person known by Global to be the beneficial owner of five percent or more of Global's outstanding Common Stock, (ii) by each director of Global, (iii) by Global's chief executive officer and three most highly paid executive officers during fiscal 1998 (the "Named Officers"), and (iv) by the directors and executive officers of Global as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The business address of the officers and directors of Global is that of Global.

          Name, Position and Address             Number of Shares    Percentage
             of Beneficial Owner               Beneficially Owned(1)  of Class
          --------------------------           --------------------- ----------
Michael G. Rubin..............................       8,025,046          43.4%
 Chairman of the Board and
 Chief Executive Officer of Global
James J. Salter...............................         656,700(2)        3.6%
 Chief Executive Officer of
 Off-Price and Action Sports Division
David B. Newcombe.............................          59,925(3)          *
 Co-President and General Manager
 of Branded Division
Steven A. Wolf................................          22,750(4)          *
 Vice President and Chief Financial Officer
Kenneth J. Adelberg...........................         101,900(5)          *
 Director
Harvey Lamm...................................          80,000(6)          *
 Director
Charles Lax...................................       6,168,850(7)       33.4%
 Director
Jeffrey Rayport...............................          15,000(8)          *
 Director
DMJ Financial(9)..............................         636,700           3.5%
SOFTBANK Affiliates(10).......................       6,153,850(11)      33.3%
All executive officers and directors as a
 group (12 persons)...........................      15,294,171(12)      81.5%

--------
 (1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.
 (2) Includes 636,700 shares of Common Stock owned by DMJ Financial, of which Mr. Salter is an officer and a 50% shareholder, and includes 20,000 shares of Common Stock issuable pursuant to options awarded to Mr. Salter under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table. Does not include 80,000 shares of Common Stock issuable pursuant to options awarded to Mr. Salter which are not exercisable within 60 days of the date of this table.
 (3) Includes 38,000 shares of Common Stock issuable pursuant to options awarded to Mr. Newcombe under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table. Does not include 25,000 shares of Common Stock issuable pursuant to options awarded to Mr. Newcombe which are not exercisable within 60 days of the date of this table.
 (4) Consists of 22,750 shares of Common Stock issuable pursuant to options awarded to Mr. Wolf under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of the table.

    Does not include 16,250 shares of Common Stock issuable pursuant to options awarded to Mr. Wolf which are not exercisable within 60 days of the date of this table.
 (5) Includes 56,250 shares of Common Stock issuable pursuant to options awarded to Mr. Adelberg under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table.
 (6) Includes 80,000 shares of Common Stock issuable pursuant to options awarded to Mr. Lamm under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table. Does not include 70,000 shares of Common Stock issuable pursuant to options awarded to Mr. Lamm which are not exercisable within 60 days of the date of this table.
 (7) Includes 15,000 shares of Common Stock issuable pursuant to options awarded to Mr. Lax under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table, 6,069,542 shares of Common Stock held by SOFTBANK Capital Partners LP and 84,308 shares of Common Stock held by SOFTBANK Capital Advisors Fund LP. Mr. Lax is a Managing Director of the general partner of each of these SOFTBANK entities. Mr. Lax disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest. Does not include 15,000 shares of Common Stock issuable pursuant to options awarded to Mr. Lax which are not exercisable within 60 days of the date of this table.
 (8) Includes 15,000 shares of Common Stock issuable pursuant to options awarded to Mr. Rayport under Global's 1996 Equity Incentive Plan, which options are exercisable within 60 days of the date of this table. Does not include 15,000 shares of Common Stock issuable pursuant to options awarded to Mr. Rayport which are not exercisable within 60 days of the date of this table.
 (9) The business address of DMJ Financial is 25 Vanley Crescent, North York Ontario M3J2B7 Canada.
(10) The business address of SOFTBANK is 10 Langley Road, Suite 403, Newtown Center, MA 02159.
(11) Consists of 6,069,542 shares of Common Stock held by SOFTBANK Capital Partners LP and 84,308 shares of Common Stock held by SOFTBANK Capital Advisors Fund LP.
(12) Includes an aggregate of 347,000 shares of Common Stock issuable pursuant to options awarded to Global's executive officers and directors, which options are exercisable within 60 days of the date of this table. Does not include an aggregate of 221,250 shares of Common Stock issuable pursuant to options awarded to Global's executive officers and directors which are not exercisable within 60 days of the date of this table.
 *  Less than one percent.

              PROPOSAL 2--APPROVAL OF INDEMNIFICATION AGREEMENTS

Director Liability and Indemnification

  The potential liability of directors and officers of public companies has been the subject of substantial publicity and concern. Court decisions, the vagaries of public policy and conflicting interpretations of ambiguous statutes have contributed to the publicity and concern about director and officer liability. Directors and officers may be subject to potential claims and lawsuits, even when they act in good faith and in the best interests of the public companies which they serve. These claims and lawsuits can involve substantial personal expenses, including legal fees, settlements and even judgments. The amount of damages often bears no reasonable relationship to the compensation received by directors and officers, and the costs of defending these suits, whether or not meritorious, are beyond the resources of many directors and officers. Although the liability and expense of defending claims and lawsuits may be covered by insurance, there often are significant coverage exclusions and large deductibles.

  Global believes that as a result of these factors, it often is difficult to attract and retain qualified individuals to serve on corporate boards of directors. In order to attract and retain qualified directors and officers, the Company believes that it is in the best interests of Global and its shareholders that the Company provide to its directors and officers the maximum protection against the risks and expenses of claims and lawsuits outlined above.

  Global's directors and officers currently are protected by a directors' and officers' liability insurance policy and certain indemnification rights under Delaware law and Global's Bylaws. The insurance policy provides for a $75,000 deductible and certain significant exclusions, including, among others, violations of federal and state securities laws, violations of certain duties imposed by the Employee Retirement Income Security Act (ERISA), libel and slander, and claims that a director received a personal profit or advantage to which he was not legally entitled. Furthermore, the policy limits the insurer's liability to $5.0 million for all losses incurred during the policy year. This policy will expire on October 28, 2000, and Global has no assurance that similar coverage will then be available at a reasonable cost or without substantial new exclusions.

  Claims which exceed the coverage provided under Global's insurance policy or which are excluded from the policy's coverage would have to be personally paid by the directors and officers involved. In certain instances, the directors and officers may be entitled to indemnification from Global under Delaware law and Global's Bylaws, but Global's existing indemnification obligation will not necessarily absorb all liabilities and expenses to which directors and officers may be exposed.

  Accordingly, the Board believes that certain measures are appropriate. While no current director or officer has indicated that he will resign if the proposal described below is not approved by the shareholders, Global believes that the adoption of this proposal could be a significant factor in encouraging existing directors and officers to continue to serve in these capacities and attracting new directors and officers in the future.

Proposed Indemnification Agreements

  The Board of Directors is seeking approval of Indemnification Agreements for the benefit of members of the Board of Directors and certain officers of Global, as more fully discussed below. Although the Board believes that shareholder approval is not required under Delaware law, the Board considers it appropriate that the Indemnification Agreements be submitted to the shareholders of Global for their consideration. Because each member of the Board of Directors will be a party to and, as such, a beneficiary of the rights contained in the Indemnification Agreements, there is an inherent conflict of interest in the Board's recommending the Indemnification Agreements. In addition, because the Indemnification Agreements will result in greater indemnification protection for directors and officers against the risks and expenses of litigation, they may result in greater potential monetary exposure to Global for indemnification claims.

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Special Meeting will be required to approve the Indemnification Agreements. Although Global intends to continue to indemnify its directors pursuant to its Bylaws and the Delaware General Corporation Law to the fullest extent permitted, no determination has been made as to what other action the Board would take if shareholders do not approve the proposed Indemnification Agreements. If approved, it is presently anticipated that Global will enter into Indemnification Agreements with all current and future directors and with certain current and future officers of Global, without further submission of these agreements to the shareholders for approval. If the Indemnification Agreements are approved by the shareholders, a shareholder may be estopped from asserting at a later date that these agreements are invalid, whether or not the shareholder voted for or against this approval or abstained from voting.

  Section 145 of the Delaware General Corporation Law contains detailed provisions governing the indemnification of directors, officers and key employees, which, among other things, permit the adoption of indemnification agreements generally to effect the policy of that indemnification. Pursuant to
Section 145 of the Delaware General Corporation Law, Global has adopted Bylaw provisions which indemnify its directors and officers to the fullest extent permitted by Delaware law. However, the Board believes that the existing indemnification protection is inadequate in certain respects, and the Indemnification Agreements are intended to supplement that protection.

  The proposed Indemnification Agreements are intended to provide greater protection than that currently provided under the Delaware General Corporation Law and Global's Bylaws. Accordingly, Global's potential monetary exposure to claims for indemnification will be greater if the Indemnification Agreements are approved. However, since Michael G. Rubin acquired a controlling interest in the Company in 1995, there have been no claims for indemnification by directors against Global, and Global is not aware of any pending or threatened litigation in which directors may be named as defendants or of any claims by directors for indemnification which are likely to result from any past, pending or threatened litigation.

  Set forth below is a summary of all the material terms of the Indemnification Agreements, the proposed form of which is attached as Appendix C to this Proxy Statement. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED PROVISIONS OF THE FORM OF INDEMNIFICATION AGREEMENT WHICH IS INCORPORATED BY REFERENCE HEREIN. PLEASE READ THE ATTACHED AGREEMENT WHICH IS INCORPORATED BY REFERENCE HEREIN CAREFULLY BEFORE COMPLETING AND RETURNING YOUR PROXY CARD.

  The proposed Indemnification Agreements will (i) confirm the present indemnity provided by Global's Bylaws and provide that this indemnity will continue despite future changes in the Company's Bylaws as they will be contractual obligations of Global, unlike Global's Bylaws which may be amended by Global's shareholders or its Board, and (ii) provide further indemnification to the fullest possible extent permitted by law against all expenses (including attorneys' fees), judgments, fines and settlement amounts paid or incurred by a director or officer in any action or proceeding, including any action by or in the right of Global, on account of service as a director, officer, employee, attorney or agent of Global, or any subsidiary of Global or any other company or enterprise at the request of Global. The Indemnification Agreements will cover all such actions and proceedings, including actions or proceedings resulting from the sale of the Off-Price and Action Sports Division and the Branded Division, even if they arise from acts or omissions by a director or officer occurring before the execution of the agreement. The contractual arrangements will continue in force so long as the individual continues to serve in such capacity on behalf of Global and will cover liabilities related to his activities in any such capacity regardless of future changes to Global's corporate documents. However, the Indemnification Agreements will not indemnify any director or officer unless such director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of Global. In addition, no indemnification will be provided in respect of any suit in which judgment is rendered against a director or officer for an accounting of profits from a purchase or sale of securities of Global in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or of any successor statute or for expenses or liabilities which have been paid directly to a director or officer by an insurance carrier under a policy of directors' and officers' liability insurance.

  The Indemnification Agreements provide for payment of expenses in advance of a final disposition of the action or suit, regardless of the recipient's ability to make repayments, and all such advances will be unsecured and interest-free. Management believes that Global should be obligated to advance expenses because indemnification after the conclusion of an action is virtually meaningless if a person cannot pay the expenses as they become due, especially in view of the fact that the expenses of providing a defense and the length of legal proceedings may be significant.

  The Indemnification Agreements also provide directors and officers who are parties thereto with protection during the determination process in the event there is a change of control of Global or its Board and grant such directors and officers certain rights to appeal a denial of indemnification to a court of competent jurisdiction. Except as discussed above with respect to violations of Section 16(b) of the Exchange Act and expenses or liabilities which are covered by insurance, the Indemnification Agreements provide that directors or officers who rely on the records of Global or upon information supplied by the officers of Global, legal counsel, outside accountants or appraisers are deemed to have acted in a manner which would entitle such directors or officers to indemnification under the Indemnification Agreements.

  In addition to the matters described above, the Indemnification Agreements provide a scheme of indemnification that is broader than that specifically provided by the Delaware General Corporation Law.

  First, the Indemnification Agreements establish the presumption that the indemnified party has met the applicable standard of conduct required for indemnification. The Delaware General Corporation Law requires a finding by the Board of Directors, a committee of the Board of Directors, independent legal counsel or the shareholders that the applicable standard of conduct has been met.

  Second, the Indemnification Agreements explicitly provide that the indemnification provisions applicable to a third party suit cover amounts paid in settlement where the indemnified party meets the applicable standard of conduct. The Delaware General Corporation Law does not provide for such indemnification.

  Third, in the event Global does not pay a requested indemnification amount, the Indemnification Agreements allow an indemnified party, among other things, to contest this determination by petitioning a court to make an independent determination as to whether such indemnified party is entitled to indemnification under the Indemnification Agreements. In the event of such contest, the burden of proving that the indemnified party did not meet the applicable standard of conduct will be on Global. If Global fails to establish that the applicable standard of conduct has not been met in such case, the indemnified party will be entitled to indemnification which will include reimbursement for the expenses incurred by the indemnified party in such contest. The Delaware General Corporation Law does not set forth the procedure for contesting a corporation's determination of an indemnified party's right to indemnification.

  Fourth, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event an indemnified party is not entitled to full indemnification under the terms of the Indemnification Agreement. The Delaware General Corporation Law does not specifically address this issue. It does, however, provide that to the extent an indemnified party has been successful on the merits, he shall be entitled to such indemnification.

Interests of Certain Persons

  Each of the directors and executive officers of Global will be a party to and, as such, a beneficiary of the rights contained in the Indemnification Agreements. Approval of the Indemnification Agreements will result in greater indemnification protection for such directors and executive officers against the risks and expenses of litigation and may result in greater potential monetary exposure to Global for indemnification claims.

Recommendation of Board of Directors

  The Board of Directors has concluded that it is in the best interests of the Company and its shareholders to enter into Indemnification Agreements with its directors and certain officers to provide the maximum protection permitted by law. Accordingly, the Board unanimously approved the Indemnification Agreements at a meeting held on November 16, 1999.

  THE BOARD OF DIRECTORS OF GLOBAL UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE INDEMNIFICATION AGREEMENTS.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, Global knows of no other business that will be presented for consideration at the Special Meeting (other than procedural matters). However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Special Meeting: (i) matters that Global's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the Special Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Exchange Act; and (v) matters incident to the conduct of the Special Meeting. If any such matters come before the Special Meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The accounting firm of Deloitte & Touche LLP acted as Global's independent public accountants for the fiscal year ended December 31, 1998. A representative of Deloitte & Touche LLP is expected to be present at the Special Meeting and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                            ADDITIONAL INFORMATION

  Global is subject to the reporting requirements of the Exchange Act, and in accordance therewith files periodic reports and other information with the SEC. Such reports, proxy statements and other information concerning Global may be inspected and copies may be obtained (at prescribed rates) at Public Reference Room maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC located at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Northwest Atrium Center, 500 W. Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, electronically filed documents, including reports, proxy and information statements and other information regarding Global, can be obtained from the SEC's website at http://www.sec.gov.

                   SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

  Pursuant to recent amendments to the proxy rules under the Exchange Act, Global's shareholders are notified that the deadline for providing Global timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Global's 2000 Annual Meeting of Shareholders (the "2000 Meeting") will be April 30, 2000. As to all such matters which Global does not have notice on or prior to March 19, 2000, discretionary authority shall be granted to the persons designated in Global's proxy related to the 2000

Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a-8 requirements applicable to inclusion of shareholder proposals in Global's proxy materials related to the 2000 Meeting. A shareholder proposal regarding the 2000 Meeting must be submitted to Global at its office located at 1075 First Avenue, King of Prussia, Pennsylvania, 19406, by January 3, 2000 to receive consideration for inclusion in Global's 2000 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                                          By Order of the Board of Directors,

                                          /s/ Arthur H. Miller
                                          Secretary

                         INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
Financial Statements for the Years Ended December 31, 1998, 1997 and 1996
 and Independent Auditors' Report:
  Independent Auditors' Report--Deloitte & Touche L.L.P...................   F-1
  Consolidated Balance Sheets at December 31, 1998 and 1997...............   F-2
  Statements of Operations for the Three Years Ended December 31, 1998,
   1997 and 1996..........................................................   F-3
  Statements of Stockholders' Equity (Deficiency) for the Three Years
   Ended December 31, 1998, 1997 and 1996.................................   F-4
  Statements of Cash Flows for the Three Years Ended December 31, 1998,
   1997 and 1996..........................................................   F-5
  Notes to Consolidated Financial Statements..............................   F-6
Financial Statements for the Nine Months Ended September 30, 1999 and 1998
 (Unaudited):
  Condensed Consolidated Balance Sheets (Unaudited) at September 30, 1998
   and December 31, 1998..................................................  F-24
  Condensed Consolidated Statements of Operations (Unaudited) for the Nine
   Months Ended September 30, 1999 and 1998...............................  F-25
  Condensed Consolidated Statements of Cash Flows (Unaudited) for the Nine
   Months Ended September 30, 1999 and 1998...............................  F-26
  Notes to Condensed Consolidated Financial Statements....................  F-27

                         INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of Global Sports, Inc.

  We have audited the accompanying consolidated balance sheets of Global Sports, Inc. and Subsidiaries (the "Company") as of December 31, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years then ended and the related combined statements of operations, stockholders' equity (deficiency) and cash flows for the year ended December 31, 1996 (see Note 2). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the financial statements, the Company has made certain reclassifications to its financial statements to reflect discontinued operations.

                                                 /s/ Deloitte & Touche LLP
                                          _____________________________________
                                                   Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 16, 1999
(September 24, 1999 as to Notes 1 and 14)

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                      December 31,  December 31,
                                                          1998          1997
                                                      ------------  ------------
                       ASSETS
Current assets:
  Cash and cash equivalents.......................... $    83,169   $    98,881
  Net assets of discontinued operations..............  38,718,921    24,128,879
  Prepaid expenses and other current assets..........     599,224       430,279
                                                      -----------   -----------
    Total current assets.............................  39,401,314    24,658,039
  Property and equipment, net of accumulated
   depreciation and amortization.....................   2,988,714     3,123,184
  Other assets.......................................     253,626       261,866
                                                      -----------   -----------
    Total assets..................................... $42,643,654   $28,043,089
                                                      ===========   ===========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion--notes payable, bank............... $       --    $ 2,000,000
  Current portion--capital lease obligation, related
   party.............................................     127,966       116,124
  Accounts payable...................................   3,595,996        91,542
  Accrued expenses...................................   1,434,848       633,943
  Subordinated note payable, related party...........   1,805,841     2,068,652
                                                      -----------   -----------
    Total current liabilities........................   6,964,651     4,910,261
Capital lease obligation, related party..............   2,181,265     2,309,231
Notes payable, bank..................................  18,812,156    18,666,248
Mandatorily redeemable preferred stock...............         100           --
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares
   authorized in 1998 and 1997; 10,000 shares issued
   as mandatorily redeemable preferred stock in
   1998..............................................         --            --
  Common stock, $0.01 par value, 20,000,000 shares
   authorized; 12,994,464 and 11,487,197 shares
   issued in 1998 and 1997, respectively; 11,925,378
   and 10,418,111 shares outstanding in 1998 and
   1997, respectively................................     129,947       114,875
  Additional paid in capital.........................  14,624,541     8,001,132
  Accumulated other comprehensive income.............     (47,431)      (35,520)
  Retained earnings (accumulated deficit)............     192,242    (5,709,321)
                                                      -----------   -----------
                                                       14,899,299     2,371,166
Less: Treasury stock, at cost........................     213,817       213,817
                                                      -----------   -----------
    Total stockholders' equity.......................  14,685,482     2,157,349
                                                      -----------   -----------
    Total liabilities and stockholders' equity....... $42,643,654   $28,043,089
                                                      ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                            STATEMENTS OF OPERATIONS

                                                Year Ended December 31,
                                         ---------------------------------------
                                             1998          1997         1996
                                         Consolidated  Consolidated   Combined
                                         ------------  ------------  -----------
Costs and expenses:
  General and administrative expense.... $ 3,452,914   $ 2,389,223   $ 2,852,623
  Interest expense......................   2,366,935     2,013,028     1,152,473
                                         -----------   -----------   -----------
    Total costs and expenses............   5,819,849     4,402,251     4,005,096
                                         -----------   -----------   -----------
Loss from continuing operations before
 income taxes...........................  (5,819,849)   (4,402,251)   (4,005,096)
Benefit from income taxes...............   1,978,749           --            --
                                         -----------   -----------   -----------
Loss from continuing operations.........  (3,841,100)   (4,402,251)   (4,005,096)
Discontinued operations (See Note 1):
  Income from discontinued operations
   (less income taxes of $3,879,567, $--
   and $81,483 in 1998, 1997 and 1996,
   respectively)........................   9,742,663       246,956     3,260,783
                                         -----------   -----------   -----------
Net income (loss)....................... $ 5,901,563   $(4,155,295)  $  (744,313)
                                         ===========   ===========   ===========
Earnings (losses) per share:
Basic--
  Loss from continuing operations....... $      (.34)  $     (1.47)  $     (1.56)
  Income from discontinued operations...         .86           .08          1.27
                                         -----------   -----------   -----------
    Net income (loss)................... $       .52   $     (1.39)  $      (.29)
                                         ===========   ===========   ===========
Diluted--
  Loss from continuing operations....... $      (.34)  $     (1.47)  $     (1.56)
  Income from discontinued operations...         .86           .08          1.27
                                         -----------   -----------   -----------
    Net income (loss)................... $       .52   $     (1.39)  $      (.29)
                                         ===========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)

                                                                                       Accumulated
                             Common Stock     Additional                                  Other       Treasury Stock
                          -------------------   Paid in     Retained    Comprehensive Comprehensive --------------------
                            Shares   Dollars    Capital     Earnings       Income        Income      Shares     Dollars
                          ---------- -------- -----------  -----------  ------------- ------------- ---------  ---------
Combined balance at
 December 31, 1995......       2,000 $  2,000 $   155,430  $   (27,513)                 $(12,130)         100  $  25,000
Distributions to
 stockholder............                                      (782,200)
Equity in stock
 issuances of RYKA
 Inc....................                          911,328
Net loss................                                      (744,313)  $  (744,313)
Translation
 adjustments............                                                     (29,735)    (29,735)
                                                                         -----------    --------
Comprehensive income....                                                 $  (774,048)
                          ========== ======== ===========  ===========   ===========    ========    =========  =========
Combined balance at
 December 31, 1996......       2,000    2,000   1,066,758   (1,554,026)                  (41,865)         100     25,000
Warrant compensation
 related to former
 officer................                          152,333
Equity in stock
 issuances of RYKA
 Inc....................                          356,534
Adjustments arising from
 reorganization,
 1,608.06-for-1 stock
 split and change from
 no par value to $.01
 per share..............   3,316,111   31,184      (6,184)                                               (100)   (25,000)
Common stock issued in
 acquisition of RYKA
 Inc. and acquisition of
 treasury stock.........   8,169,086   81,691   6,431,691                                           1,069,086   (213,817)
Net loss................                                    (4,155,295)  $(4,155,295)
Translation
 adjustments............                                                       6,345       6,345
                                                                         -----------    --------
Comprehensive income....                                                 $(4,148,950)
                          ========== ======== ===========  ===========   ===========    ========    =========  =========
Consolidated balance at
 December 31, 1997......  11,487,197  114,875   8,001,132   (5,709,321)                  (35,520)   1,069,086   (213,817)
Net income..............                                     5,901,563   $ 5,901,563
Translation
 adjustments............                                                     (11,911)    (11,911)
                                                                         -----------    --------
Comprehensive income....                                                 $ 5,889,652
                                                                         ===========
Acquisition of the Gen-X
 Companies..............   1,500,000   15,000   6,450,225
Issuance of warrants to
 purchase common stock..                          150,000
Issuance of common stock
 upon exercise of
 options................       7,267       72      23,184
                          ---------- -------- -----------  -----------                  --------    ---------  ---------
Consolidated balance at
 December 31, 1998......  12,994,464 $129,947 $14,624,541  $   192,242                  $(47,431)   1,069,086  $(213,817)
                          ========== ======== ===========  ===========                  ========    =========  =========

   The accompanying notes are an integral part of these financial statements.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                              1998         1997         1996
                                          Consolidated Consolidated   Combined
                                          ------------ ------------  ----------
Cash Flows from Operating Activities:
 Net income (loss).......................  $5,901,563  $(4,155,295)  $ (744,313)
 Deduct:
  Income from discontinued operations....   9,742,663      246,956    3,260,783
                                           ----------  -----------   ----------
 Loss from continuing operations.........  (3,841,100)  (4,402,251)  (4,005,096)
 Adjustments to reconcile loss from
  continuing operations to net cash
  provided by (used in) operating
  activities:
  Depreciation and amortization..........     567,310      368,227      332,779
  Provision for losses on accounts
   receivable............................      86,903      507,146      250,845
  Loss on disposition of equipment.......      19,819          --           --
  Warrants expense.......................     150,000      152,333          --
 Changes in operating assets and
  liabilities, net of acquisitions and
  discontinued operations:
  Prepaid expenses and other current
   assets................................   1,323,336   (3,551,074)    (169,397)
  Other assets...........................      33,571     (576,542)    (473,830)
  Accounts payable and accrued expenses..   4,292,548      491,169      124,542
                                           ----------  -----------   ----------
  Net cash provided by (used in)
   continuing operations.................   2,632,387   (7,010,992)  (3,940,157)
  Net cash provided by (used in)
   discontinued operations...............      38,662   (2,136,751)   4,629,841
                                           ----------  -----------   ----------
   Net cash provided by (used in)
    operating activities.................   2,671,049   (9,147,743)     689,684
                                           ----------  -----------   ----------
Cash Flows from Investing Activities:
 Acquisition of property and equipment...    (397,990)    (231,987)    (505,543)
                                           ----------  -----------   ----------
   Net cash provided by (used in)
    investing activities.................    (397,990)    (231,987)    (505,543)
                                           ----------  -----------   ----------
Cash Flows from Financing Activities:
 Net borrowings under line of credit.....  (1,853,992)   9,984,077      970,441
 Costs of debt issuance..................     (80,000)    (266,304)         --
 Repayment of capital lease..............    (116,124)    (105,378)     (86,251)
 Proceeds from exercises of common stock
  options................................      23,256          --           --
 Repayment of subordinated debt..........    (250,000)    (416,000)         --
 Distributions to stockholder............         --           --      (782,200)
                                           ----------  -----------   ----------
   Net cash provided by financing
    activities...........................  (2,276,860)   9,196,395      101,990
                                           ----------  -----------   ----------
Effect of exchange rate on cash..........     (11,911)       6,345      (29,735)
                                           ----------  -----------   ----------
Net increase (decrease) in cash and cash
 equivalents.............................     (15,712)    (176,990)     256,396
Cash and cash equivalents, beginning of
 year....................................      98,881      275,871       19,475
                                           ----------  -----------   ----------
Cash and cash equivalents, end of year...  $   83,169  $    98,881   $  275,871
                                           ==========  ===========   ==========
Supplemental disclosure of cash flow
 information:
 Cash paid during the year for interest..  $3,056,160  $ 1,882,198   $1,026,499
                                           ==========  ===========   ==========
Supplemental disclosure of non-cash
 investing and financing activities:
 Notes payable issued in acquisitions....  $6,000,000          --           --
                                           ==========  ===========   ==========
 Modification of existing capital lease..         --           --    $  916,960
                                           ==========  ===========   ==========
 Issuance of common stock of affiliate at
  a price per share in excess of the
  Company's carrying amount..............         --   $   356,534   $  911,328
                                           ==========  ===========   ==========
 Refinancing of revolving credit
  agreement..............................         --   $16,718,420          --
                                           ==========  ===========   ==========
 Issuance of common stock for acquisition
  of the Gen-X Companies.................  $6,465,225          --           --
                                           ==========  ===========   ==========
 Issuance of mandatorily redeemable
  preferred stock........................  $      100          --           --
                                           ==========  ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Basis of Presentation and Subsequent Events

  Global Sports, Inc. ("Global" or "the Company"), a Delaware corporation, is an e-Commerce company that is in the process of developing the internet businesses of several sporting goods retailers through contractual commitments with its Global Sports Interactive subsidiary. The Company's failure to meet these commitments could result in a forfeiture of the contracts and the exclusive rights to certain future internet business and have a material adverse affect on the future results of operations and financial condition of the Company.

Discontinued Operations

  On April 20, 1999, the Company formalized a plan to sell two of its businesses, the Branded division and the Off-Price and Action Sports division, in order to focus exclusively on its e-Commerce business. The Branded division designs and markets the RYKA and Yukon footwear brands. The Off-Price and Action Sports division is a third-party distributor and make-to-order marketer of off-price footwear, apparel and sporting goods. Accordingly, for financial statement purposes, the assets, liabilities, results of operations and cash flows of these divisions have been segregated from that of continuing operations and are presented in the Company's financial statements as discontinued operations. Prior year financial statements have been reclassified to reflect these discontinued operations.

  On September 24, 1999, the Company and a management group led by James J. Salter and Kenneth J. Finkelstein entered into an acquisition agreement for the sale of all of the issued and outstanding capital stock of the Company's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc. and the Company's Off-Price and Action Sports Division. The aggregate purchase price for the sale is approximately $20.0 million, of which approximately $6.0 million is to be paid at closing, approximately $4.0 million is the assumption of contingent notes payable, and $10.0 million is to be paid over a seven and one half year period pursuant to the terms of two notes to be delivered at closing. In connection with the sale, the Company has agreed to accelerate the vesting of options to acquire an aggregate of 281,930 shares of the Company's common stock, of which options to acquire 80,000 shares are held by each of Messrs Salter and Finkelstein. The closing of this sale is subject to customary closing conditions, including approval by the Company's shareholders and expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon closing, the gain on this sale, if any, will be deferred and recognized on an installment-sale basis over the term of the two notes.

  The discontinued operations components of amounts reflected in the income statements and balance sheets are as follows:

                                            For The Year Ended December 31,
                                          ------------------------------------
                                              1998        1997        1996
                                          ------------ ----------- -----------
   Income Statement:
     Net sales........................... $131,434,971 $60,671,407 $47,340,450
     Costs and expenses..................  116,907,544  60,424,451  43,998,184
                                          ------------ ----------- -----------
     Operating income....................   14,527,427     246,956   3,342,266
     Other expenses......................      905,197         --          --
                                          ------------ ----------- -----------
     Income before income taxes..........   13,622,230     246,956   3,342,266
     Provision for income taxes..........    3,879,567         --       81,483
                                          ------------ ----------- -----------
     Income from discontinued
      operations......................... $  9,742,663 $   246,956 $ 3,260,783
                                          ============ =========== ===========

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
   Balance Sheet:
     Cash.............................................. $   772,916 $       --
     Accounts receivable...............................  36,782,732  16,060,911
     Inventory.........................................  20,954,168  16,906,171
     Other current assets..............................     836,520     241,403
                                                        ----------- -----------
       Total current assets............................  59,346,336  33,208,485
   Property and equipment..............................   1,397,189     159,528
   Goodwill and intangibles............................  14,098,155   6,147,282
   Other assets........................................      99,773       2,404
                                                        ----------- -----------
       Total assets....................................  74,941,453  39,517,699
                                                        ----------- -----------
   Accounts payable and accrued expenses...............  16,192,954  15,388,820
   Current portion--note payable, banks................  14,529,576         --
   Current portion--notes payable, other...............     712,815         --
   Subordinated notes payable..........................   1,999,065         --
                                                        ----------- -----------
       Total current liabilities.......................  33,434,410  15,388,820
   Note payable, banks.................................     294,379         --
   Notes payable, other................................   2,493,743         --
                                                        ----------- -----------
       Total liabilities...............................  36,222,532  15,388,820
                                                        ----------- -----------
   Net assets of discontinued operations............... $38,718,921 $24,128,879
                                                        =========== ===========

Acquisition of Discontinued Operations

  Effective May 12, 1998, the Company acquired Gen-X Holdings Inc. and Gen-X Equipment Inc. (collectively, the "Gen-X Companies"). The Gen-X Companies were privately-held companies based in Toronto, Ontario specializing in selling off-price sporting goods and winter sports equipment (including ski and snowboard equipment), in-line skates, sunglasses, skateboards and specialty footwear. In consideration for the stock of the Gen-X Companies, the Company issued 1.5 million shares of its common stock and contingent consideration in the form of noninterest-bearing notes and 10,000 shares of mandatorily redeemable preferred stock in the aggregate amount of $5 million. The notes are payable and shares are redeemable at an aggregate of $1 million per year over a five-year period upon achieving certain sales and gross profit targets. The redemption price of the preferred shares is contingent on the same targets, up to a maximum of $500,000. The total purchase price, including acquisition expenses of approximately $330,000 but excluding the contingent consideration described above ($1 million of which was paid in May of 1999), was $6,793,020. This purchase price is based on the 10-day average market price of the 1.5 million shares discounted by 35% to reflect restrictions on the transferability of these shares. The following table details the allocation of the total consideration:

   Fair value of assets acquired.................................. $ 13,913,937
   Fair value of liabilities assumed..............................  (13,765,000)
   Goodwill.......................................................    6,644,083
                                                                   ------------
                                                                   $  6,793,020
                                                                   ============

  Goodwill is being amortized on a straight line basis over twenty years. If and when the contingent consideration is issued, goodwill will increase.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  In connection with the acquisition of the Gen-X Companies on May 12, 1998, the Company issued 10,000 shares of mandatorily redeemable preferred stock. The redemption price of these preferred shares is contingent on certain sales and gross profit targets, ranging from a minimum of $.01 per share to a maximum of $50.00 per share, and are redeemable over a five year period.

  Effective July 27, 1998, the Company acquired Lamar Snowboards, Inc. ("Lamar"), a privately-held manufacturer of snowboards, bindings and related products based in San Diego, California. In consideration for the stock of Lamar, the Company paid $250,000 in cash and issued notes in the aggregate principal amount of $1,000,000, payable over five years. The fair value of the assets acquired was $927,124 and the fair value of the liabilities assumed was $1,881,116, resulting in goodwill of $2,203,992. Goodwill is being amortized on a straight line basis over twenty years.

Notes Payable of Discontinued Operations

  The components of the notes payable, banks balances as of December 31, 1998 and 1997 are as follows:

                                                               December 31,
                                                            -------------------
                                                                1998      1997
                                                            ------------  -----
   Revolving credit facility, secured by substantially all
    assets of the Gen-X Companies (weighted average
    interest rate at December 31, 1998--7.93%)............. $ 14,500,000  $ --
   Mortgage payable,, secured by building due 8/15/09
    (interest rate at December 31, 1998--8.07%)............      323,955    --
                                                            ------------  -----
     Total.................................................   14,823,955    --
   Less: Current portion...................................  (14,529,576)   --
                                                            ------------  -----
   Long-term portion....................................... $    294,379  $ --
                                                            ============  =====

  The Company has a line of credit of approximately $20,000,000 for use by the Gen-X Companies, which is available for either direct borrowing or for import letters of credit. The loan bears interest at prime plus one half percent and is secured by a general security agreement covering substantially all of the Gen-X Companies' assets. At December 31, 1998, draws of $14,500,000 (included in current liabilities) were committed under this line. Based on available collateral and outstanding import letters of credit commitments an additional $4,701,700 was available for borrowing. The total interest expense incurred in connection with this facility was $453,485 for the year ending December 31, 1998. The maximum amount outstanding on this line during 1998 was $14,500,000.

  Notes payable, banks includes a mortgage payable secured by land and building in Ontario, Canada of $323,955 of which $29,576 is classified as current, bearing interest at the bank's cost of funds plus 2.5% and maturing on August 15, 2009. For the year ending December 31, 1998, interest expense included $15,794 related to this mortgage.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  The components of the notes payable, other balances as of December 31, 1998 and 1997 are as follows:

                                                               December 31,
                                                             -----------------
                                                                1998     1997
                                                             ----------  -----
   Note payable to Ride, Inc., due 12/31/02 (interest rate
    at December 31, 1998--8%)............................... $1,600,000  $ --
   Notes payable to former shareholders of Lamar, due
    7/27/03 (interest rate at December 31, 1998--6%)........  1,606,558    --
                                                             ----------  -----
     Total..................................................  3,206,558    --
   Less: Current portion....................................   (712,815)   --
                                                             ----------  -----
   Long-term portion........................................ $2,493,743  $ --
                                                             ==========  =====

  Other debt related to the Gen-X Companies includes an outstanding loan payable to Ride Inc. for $1,600,000, of which $400,000 is classified as current. The original loan of $2,000,000 is repayable in equal quarterly installments of $100,000 which commenced on March 31, 1998 and bears interest at the prime lending rate. For the year ending December 31, 1998, interest expense included $88,150 related to this note.

  Notes payable, other also includes $1,606,558 of promissory notes payable to the former shareholders of Lamar. The notes are payable in five equal annual installments and bear interest at 6% per annum. At December 31, 1998, $312,815 of such notes is classified as current.

  The components of the subordinated notes payable balances as of December 31, 1998 and 1997 are as follows:

                                                                December 31,
                                                              ------------------
                                                                 1998      1997
                                                              -----------  -----
   Subordinated notes payable to former shareholders of the
    Gen-X Companies, due 12/31/99 (interest rate at December
    31, 1998--7%)...........................................  $ 1,999,065  $ --
   Less: Current portion....................................   (1,999,065)   --
                                                              -----------  -----
   Long-term portion........................................  $       --   $ --
                                                              ===========  =====

  Upon closing the Gen-X transaction on May 12, 1998, several subordinated notes payable were executed with the former shareholders of the Gen-X Companies for an aggregate of $1,999,065 which is payable upon the earlier of the Company raising certain additional capital or in four equal consecutive quarterly payments beginning March 31, 1999. This note bears interest at 7% per annum until December 31, 1998 and the prime lending rate thereafter. For the year ending December 31, 1998, interest expense included $54,572 related to these notes.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Property and Equipment of Discontinued Operations

  The major classes of property and equipment, at cost, are as follows:

                                                              December 31,
                                                           --------------------
                                                              1998       1997
                                                           ----------  --------
   Equipment.............................................. $  574,040  $140,343
   Building...............................................    686,365       --
   Leasehold improvements.................................     21,846    21,642
   Land...................................................    268,800       --
                                                           ----------  --------
                                                            1,551,051   161,985
   Less: Accumulated depreciation and amortization........   (153,862)   (2,457)
                                                           ----------  --------
                                                           $1,397,189  $159,528
                                                           ==========  ========

Employment Agreements of Discontinued Operations

  At December 31, 1998, the Company has employment agreements with several of its officers for an aggregate annual base salary of $590,000 plus bonus and increases in accordance with the terms of the agreements. Terms of such contracts range from three to five years and are subject to automatic annual extensions.

Purchase Commitments of Discontinued Operations

  As of December 31, 1998, outstanding purchase commitments exist totaling $5,745,974, for which commercial import letters of credit have been issued.

Related Party Transactions of Discontinued Operations

  For the years ended December 31, 1997 and 1996, the KPR Companies' purchased $196,274 and $151,985 of inventory from RYKA Inc. (prior to the Reorganization).

Financial Instruments of Discontinued Operations

  The Company uses derivative financial instruments to manage the impact of foreign exchange rate changes on earnings and cash flows. The Company does not enter into financial instruments for trading or speculative purposes. The counterparties to these contracts are major financial institutions with high credit ratings and the Company does not have significant exposure to any one counterparty. Management believes the risk of loss is remote and in any event would be immaterial.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  As part of its foreign exchange risk management strategy, the Company uses forward exchange contracts to minimize currency risk on anticipated inventory purchases and cash flows from collections of accounts receivable. The terms of these contracts are typically from one to three months. From time to time during 1998, the Company entered into several forward currency exchange contracts with one of its main lending banks, accounted for as direct hedges on certain of its accounts payable exposures in Swiss Francs, German Marks and British Pounds. All gains and losses from such contracts are recognized in cost of sales as the related inventories are sold. The Company had the following amounts outstanding, which approximate fair market values, related to these contracts as of December 31, 1998:

                                                               December 31, 1998
                                                               -----------------
   U.S. Dollars/British Pounds................................    $  822,793
   U.S. Dollars/German Marks..................................       234,949
   U.S. Dollars/Swiss Francs..................................        23,625
                                                                  ----------
     Total....................................................    $1,081,367
                                                                  ==========

  These contracts mature in January through March of 1999.

  During November 1998, the Company also entered into a series of forward currency contracts for in the aggregate approximately 7,000,000 Canadian Dollars with one of its main lending banks, accounted for as direct hedges on certain U.S. Dollar denominated accounts receivable collection exposures. The Company had $2,689,384 of these contracts outstanding at December 31, 1998. These contracts mature in January and February of 1999. The deferred gains or losses on these contracts at December 31, 1998 were not material.

Significant Customers/Concentrations of Credit Risk of Discontinued Operations

  The Company's sales and accounts receivable are primarily with major national retail stores. If the financial condition or operations of these customers deteriorate substantially, the Company's operating results could be adversely affected. Credit risk with respect to other trade accounts receivable is generally diversified due to the large number of entities comprising the Company's customer base and mitigated in part by credit insurance. The Company performs ongoing credit evaluations of its customers' financial condition and generally the Company does not require collateral.

  Net sales for the years ended December 31, 1998, 1997 and 1996 to key customers each amounting to in excess of 10% are as follows:

                                                                  1998 1997 1996
                                                                  ---- ---- ----
   Customer A.................................................... 27%  N/A  N/A
   Customer B.................................................... 13%  22%  14%
   Customer C.................................................... N/A  13%  17%

  At December 31, 1998, accounts receivable for Customer A and Customer B amounted to $8,881,106 and $4,080,369, respectively, or 24% and 11%, respectively, of total accounts receivable outstanding. At December 31, 1997, accounts receivable for Customer B and Customer C amounted to $5,045,038 and $1,491,833, respectively or 30% and 9%, respectively, of total accounts receivable outstanding.

Major Suppliers/Economic Dependency of Discontinued Operations

  Inventory purchased for the years ended December 31, 1998, 1997 and 1996 from a key supplier amounted to 11%, 26% and 17% of total inventory purchased. At December 31, 1998, the Company had no amounts owed

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES
to this supplier. At December 31, 1997, the amount owed to this supplier was $11,261,105 or 70% of total accounts payable outstanding. No other supplier amounted to in excess of 10% of total inventory purchased for each of the years then ended.

SOFTBANK Transaction

  On June 10, 1999, the Company and SOFTBANK America Inc. ("SOFTBANK") entered into a stock purchase agreement and related agreements for the sale of 6,153,850 shares of the Company's common stock to certain affiliates of SOFTBANK at a price of $13.00 per share (the closing price on May 26, 1999, the day prior to the day the Company and SOFTBANK agreed in principal to the transaction) for an aggregate purchase price of $80,000,050.

Note 2--Organization

  On December 15, 1997, the Company consummated a reorganization (the "Reorganization"), among RYKA Inc. ("RYKA"), KPR Sports International, Inc. ("KPR"), Apex Sports International, Inc., MR Management, Inc. (the last three companies collectively referred to as the "KPR Companies"), and Michael G. Rubin, the former sole shareholder of the KPR Companies and now the Chairman and Chief Executive Officer of the Company. As part of the Reorganization, (i) RYKA was renamed Global Sports, Inc., (ii) the Company transferred all of its assets and liabilities to RYKA in exchange for all of the issued and outstanding shares of capital stock of RYKA, (iii) a subsidiary of the Company merged with and into KPR, with KPR surviving the merger as a wholly-owned subsidiary of the Company, (iv) the Company acquired all of the issued and outstanding shares of capital stock of Apex and MR Management, and (v) the Company issued to Mr. Rubin an aggregate of 8,169,086 of its common stock in exchange for all of the issued and outstanding shares of capital stock of the KPR Companies.

  Immediately after the Reorganization, Mr. Rubin, the former sole shareholder of the KPR Companies, then owned approximately 78% of the outstanding voting power of the Company. Accordingly, the Reorganization was accounted for as a reverse purchase under generally accepted accounting principles pursuant to which the KPR Companies were considered to be the acquiring entity and the Company was the acquired entity for accounting purposes, even though the Company was the surviving legal entity. As a result of this reverse purchase accounting treatment, (i) the historical financial statements presented for periods prior to the date of the Reorganization are no longer the historical financial statements of RYKA; (ii) the historical financial statements for periods prior to the date of the Reorganization are those of the KPR Companies, (iii) all references to the historical financial statements of the Company apply to the historical financial statements of the KPR Companies prior to and subsequent to the Reorganization, and (iv) any references to RYKA apply solely to that company and its financial statements prior to the Reorganization.

Note 3--Significant Accounting Policies

  The following summarize the Company's significant accounting policies, some of which apply only to discontinued operations.

  Principles of Consolidation: The financial statements presented include the accounts of Global Sports, Inc., a Delaware corporation, and the following wholly-owned subsidiaries:

  APEX Sports International, Inc. (PA)    G.S.I., Inc. (DE)
  KPR Sports International, Inc. (PA)     Gen-X Holdings, Inc. (WA)
  MR Management, Inc. (PA)                Gen-X Equipment Inc. (Ontario)
  RYKA Inc. (PA)                          Lamar Snowboards, Inc. (MO)

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  The combined financial statements presented for 1996 include the accounts of KPR Sports International, Inc. and Affiliates, MR Management, Inc., KPR Sports International BVBA (an entity organized pursuant to the laws of Belgium and owned 79% by the Company and 21% by MR Management, Inc.), KPR Sports International Europe B.V. (an entity organized pursuant to the laws of the Netherlands Ministry of Justice and owned 79% by the Company and 21% by MR Management, Inc.), MR Acquisitions, LLC (an entity owned 99% by the Company and 1% by MR Management, Inc.), Abington Ski, Inc., Delmar Ski, Inc., Lancaster Ski, Inc. and Apex Sports International, Inc. all of which are affiliated through the common ownership of an individual shareholder and are a part of Global after the Reorganization (see Note 2). All intercompany accounts and transactions have been eliminated in consolidation and combination.

  Cash Equivalents: The Company considers highly liquid investments with maturities at date of purchase of less than three months to be cash equivalents.

  Inventory: Inventory, primarily consisting of athletic footwear, sporting goods and apparel, is valued at the lower of cost, determined using the first-in, first-out method or market.

  Property and Equipment: Property and equipment are stated at cost net of accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets, generally as follows:

    --Three years for computer hardware and software;

    --Five to seven years for equipment;

    --The lesser of the useful life or lease term for leasehold improvements; and

    --Thirty years for buildings.

  Expenditures for maintenance and repairs are expensed as incurred. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is reflected in results of operations.

  Sale of Stock by an Equity Method Investee: Prior to the Reorganization, changes in the KPR Companies' proportionate share of the underlying equity of RYKA, an equity method investee, which result from the issuance of additional securities by such investee, were credited directly to additional paid-in capital. In 1997 and 1996, $356,534, and $911,328, respectively, of such gains were credited to additional paid-in capital (see Note 16).

  Foreign Currency Translation: In accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 52, Foreign Currency Translation, exchange adjustments resulting from foreign currency transactions generally are recognized currently in income, whereas adjustments resulting from translations of financial statements are reflected as a separate component of shareholders' equity. The cumulative currency translation loss as of December 31, 1998, 1997 and 1996 were $47,431, $35,520, and $41,865, respectively. Gains and losses on foreign currency transactions for the year ended December 31, 1998 resulted in a net foreign currency loss of $194,064. No gains or losses on foreign currency transactions were realized in 1997 or 1996.

  Goodwill, Intangibles and Other Assets: The cost of goodwill and intangibles is amortized on a straight-line basis over ten to twenty years. Goodwill is reported net of accumulated amortization of $699,669 and $16,978 in 1998 and 1997, respectively. Intangibles, which principally represent the cost of acquiring licenses, patents and trademarks, are reported net of accumulated amortization of $270,124 and $55,611 in 1998 and 1997, respectively. Closing and other fees incurred at the inception of loan facilities are deferred and are amortized over the term of the loan agreement (see Note 5). As of December 31, 1998, the unamortized balance of all such

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES
loan fees was $247,772. The realizability of goodwill is evaluated periodically as events or circumstances indicate a possible inability to recover the carrying amount. Such evaluation is based on various analyses, including undiscounted cash flow and profitability projections that incorporate, as applicable, the impact on existing company businesses. The analyses necessarily involve significant management judgment. Any impairment loss, if indicated, is measured as the amount by which the carrying amount of the goodwill exceeds its estimated fair value.

  Deferred Loan Fees: Closing and other fees incurred at the inception of loan facilities are deferred and are amortized over the term of the loan agreement (see Note 5). As of December 31, 1998, the unamortized balance of all such loan fees was $247,772 and is included in other assets.

  Long-Lived Assets: The realizability of long-lived assets is evaluated periodically as events or circumstances indicate a possible inability to recover their carrying amount. Such evaluation is based on various analyses, including undiscounted cash flow and profitability projections that incorporate, as applicable, the impact on existing company businesses. The analyses necessarily involve significant management judgment. Any impairment loss, if indicated, is measured as the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

  Income Taxes: Prior to December 15, 1997, the KPR Companies had elected to be taxed as S Corporations, under provisions of the Internal Revenue Code and various state income tax regulations. As such, current taxable income had been included on the income tax returns of the then sole shareholder for federal and state income tax purposes and no provision had been made for federal income taxes. On December 15, 1997, the KPR Companies effected a merger with RYKA Inc. (see Note 2). As a result of the merger, the KPR Companies' S election was terminated. The Company, now renamed Global Sports, Inc., is considered a C corporation and is subject to federal and state income taxes. As such, taxes on income are provided based upon SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

  Revenue Recognition: Sales, net of discounts, are recognized upon the shipment of product.

  Advertising: The Company expenses the cost of advertising upon the first time the advertising takes place. Advertising expense was $1,774,753, $431,753, and $206,842 for 1998, 1997, and 1996, respectively.

  Use of Estimates: The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Instruments: Gains and losses on foreign currency hedges of existing assets or liabilities are included in the carrying amounts of those assets of liabilities and recognized in income as part of the related transaction. Unrealized gains and losses related to qualifying hedges of firm commitments are deferred and are recognized in income or as adjustments of carrying amounts when the hedged transaction occurs.

  Fair Value of Financial Instruments: The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, notes payable, bank and notes payable, other are a reasonable estimate of their fair

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES
values at December 31, 1998 and 1997, based on either the short maturity of these instruments or current rates offered to the Company for debt of a similar nature. The fair value of the subordinated notes payable is not practicable to determine because of the lack of quoted market prices for such debt and the Company's lack of offers to provide comparable subordinated debt. The fair value of foreign currency forward contracts is based on quoted market prices.

  Stock-Based Compensation: SFAS No. 123, Accounting for Stock-Based Compensation, encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

New Accounting Pronouncements

  Derivative Instruments: SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for fiscal years beginning after June 15, 2000, although early adoption is encouraged. The Company has not yet assessed what the impact of this statement will be on the Company's future earnings or financial position.

  Start-Up Costs: In April 1998, the AICPA Accounting Standards Executive Council issued Statement of Position 98-5, Reporting of Costs of Start-Up Activities, ("SOP 98-5"). The statement requires that costs of start-up activities, including organization costs, be expensed as incurred. This statement is required to be adopted January 1, 1999. Adoption of SOP 98-5 in 1999 is not expected to have a material effect on the Company's results of operations, cash flows or financial position.

Note 4--Property and Equipment

  The major classes of property and equipment, at cost, are as follows:

                                                             December 31,
                                                         ----------------------
                                                            1998        1997
                                                         ----------  ----------
   Equipment............................................ $1,190,068  $  949,805
   Building--under capital lease (see Note 6)...........  2,666,958   2,666,958
   Leasehold improvements...............................    336,926     332,125
   Construction in progress.............................     17,392         --
                                                         ----------  ----------
                                                          4,211,344   3,948,888
   Less: Accumulated depreciation and amortization...... (1,222,630)   (825,704)
                                                         ----------  ----------
                                                         $2,988,714  $3,123,184
                                                         ==========  ==========

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 5--Notes Payable

Notes Payable, Banks

  The components of the notes payable, banks balances as of December 31, 1998 and 1997 are as follows:

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
   Revolving credit facility, secured by substantially
    all assets of KPR and RYKA (weighted average
    interest rates at December 31, 1998--8.15%; 1997--
    8.25%)............................................  $18,812,156 $20,666,248
   Less: Current portion..............................          --   (2,000,000)
                                                        ----------- -----------
   Long-term portion..................................  $18,812,156 $18,666,248
                                                        =========== ===========

  On November 20, 1997, the KPR Companies and RYKA entered into a Loan and Security Agreement (the "Loan Agreement") with a lender pursuant to which a prior lender was repaid in full on November 21, 1997. The total interest incurred in connection with the former lender in 1997 was $1,289,537. Under the Loan Agreement, as amended, the Company has access to a combined credit facility of $40,000,000 which is comprised of the KPR Companies' credit facility of $35,000,000 and RYKA's credit facility of $5,000,000. The term of the Loan Agreement is five years expiring on November 19, 2002. The KPR Companies and RYKA have an interest rate choice of prime plus 1/4% or LIBOR (Adjusted Eurodollar Rate) plus two hundred seventy-five basis points. Under the Loan Agreement, both the KPR Companies and RYKA may borrow up to the amount of their revolving line based upon 85% of their eligible accounts receivable and 65% of their eligible inventory, as those terms are defined in the Loan Agreement. The Loan Agreement also includes 50% of outstanding letters of credit as collateral for borrowing.

  In addition to the revolving lines of credit described above, the lender will over-advance to the Company a combined additional total of $3,000,000, comprised of the KPR Companies' additional $2,000,000 and RYKA's additional $1,000,000, over the collateral for additional import letters of credit needed for seasonal production of new merchandise for the Spring 1999 and Fall 1999 seasons. The Loan Agreement requires that the merchandise underlying the over-advance is at least 80% supported by customer orders.

  Among other things, the Loan Agreement requires the KPR Companies and RYKA to achieve annual earnings before interest, taxes, depreciation and amortization of $5 million, and it limits the Company's ability to incur additional indebtedness, make payments on subordinated indebtedness, make capital expenditures, sell assets, and pay dividends.

  At December 31, 1997, the Company was not in compliance with a financial covenant of its Loan Agreement, namely the financial covenant requiring $2,500,000 of consolidated net income plus depreciation, amortization and other non-cash charges plus interest and income taxes ("EBITDA") on an annualized basis for the period July 1, 1997 through December 31, 1997. A waiver was obtained from the bank to remedy its violation of the financial covenant. In March 1998, the Company renegotiated the terms of and executed an amendment to the Loan Agreement such that the financial covenant would require the Company to maintain EBITDA of $5,000,000 on an annualized basis for periods subsequent to December 31, 1997. As of December 31, 1998, the Company is in compliance with all financial covenants of the Loan Agreement.

  At December 31, 1998, the aggregate amount outstanding under this line was $18,812,156, all of which is classified as a long term liability. At December 31, 1998, based on available collateral and outstanding import letters of credit commitments, an additional $2,403,332 (including the seasonal over-advance) was available on

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES
this line for borrowing. The total interest incurred in connection with this facility was $1,970,466 for the year ending December 31, 1998. The maximum amount outstanding on this line during 1998 was $24,926,959.

Subordinated Notes Payable

  The components of the subordinated notes payable balances as of December 31, 1998 and 1997 are as follows:

                                                           December 31,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
   Subordinated notes payable to shareholder
    (interest rate at December 31, 1998--8.25%;
    1997--8.75%)..................................... $ 1,805,841  $ 2,068,652
   Less: Current portion.............................  (1,805,841)  (2,068,652)
                                                      -----------  -----------
   Long-term portion................................. $       --   $       --
                                                      ===========  ===========

  At December 31, 1998, the Company had $1,805,841 in outstanding subordinated notes payable held by its Chairman and CEO, plus accrued interest on such notes of $24,094 recorded in accrued expenses. This debt consists primarily of a note representing undistributed Subchapter S corporation retained earnings previously taxed to him as the sole shareholder of the KPR Companies prior to the Reorganization (see Note 2). Interest accrues on such notes at the Company's choice of prime plus 1/4% or LIBOR (Adjusted Eurodollar Rate) plus two hundred seventy-five basis points. The interest rate at December 31, 1998 was 8 3/4% and interest recorded during the year ending December 31, 1998 was $162,124. Based on its Loan Agreement, the Company is permitted to make continued regular payments of interest on the subordinated debt and to further reduce principal on a quarterly basis, commencing subsequent to the first quarter of 1998, in an amount up to 50% of the cumulative consolidated net income of the Company. During 1998, aggregate principal payments of $250,000 were made.

  Subject to the Loan Agreement limitations on the repayment of subordinated indebtedness, aggregate contractual maturities of long-term debt for each of the next five years commencing in 1999 are:

         1999              2000                   2001                   2002                   2003
         ----              ----                   ----                   ----                   ----
      $1,805,841          $   --                 $   --                 $   --                 $   --
                          ======                 ======                 ======                 ======

Note 6--Capital Lease

  In September 1994, a subsidiary of the Company entered into a fifteen-year capital lease with its CEO and Chairman, for warehouse and office space for its corporate headquarters. On October 1, 1996, the lease was amended from an annual rental amount of $193,056 to an annual rental amount of $347,498. Such amended rental amount more closely reflected the market value of the lease at the time it was amended. The rental amount is subject to annual increases based on the Consumer Price Index and is currently $351,396. The Company pays all insurance and maintenance relating to the leased property. The mortgages on the leased property are collateralized by guarantees of a subsidiary of the Company and have an aggregate outstanding principal balance of $1,525,169 at December 31, 1998. At December 31, 1998 and 1997, the Company's investment in this capital lease was $2,007,035 and $2,212,185 which were included in property and equipment. Interest recorded on this capital lease for the years ended December 31, 1998, 1997 and 1996 was $234,345, $242,120, $160,003,
respectively.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  Future minimum lease payments under above capital lease at December 31, 1998, together with the present value of the future minimum lease payments, are as follows:

   1999............................................................. $  351,396
   2000.............................................................    351,396
   2001.............................................................    351,396
   2002.............................................................    351,396
   2003.............................................................    351,396
   Thereafter.......................................................  2,020,532
                                                                     ----------
   Total future minimum lease payments..............................  3,777,512
   Less: Interest discount amount...................................  1,468,281
                                                                     ----------
   Total present value of future minimum lease payments.............  2,309,231
   Less: Current portion............................................    127,966
                                                                     ----------
   Long-term portion................................................ $2,181,265
                                                                     ==========

Note 7--Equity

  The Company, after the Reorganization, is authorized to issue up to 1,000,000 shares of preferred stock, $.01 par value. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights shares.

  In connection with the acquisition of the Gen-X Companies, the Company issued 10,000 shares of mandatorily redeemable preferred stock (see Note 1).

  On April 21, 1997, RYKA sold 125,000 shares of its common stock for $750,000 to certain private investors. The proceeds from this sale were used to repay $385,000 of the Subordinated Note Payable owed to the KPR Companies from RYKA and to enable the Company to open $810,000 in letter of credit agreements for the benefit of KPR.

  In connection with MR Acquisitions' investment in RYKA Inc. in 1995, MR Acquisitions was granted contingent warrants to purchase 455,000 shares of common stock. As of December 31, 1997, MR Acquisitions had exercised warrants to purchase 361,587 of the 455,000 shares of RYKA common stock for which it paid an aggregate exercise price of $72,317. These 361,587 shares represent the full number of warrants that MR Acquisitions was entitled to exercise under the terms of the warrants. MR Acquisitions was not entitled to exercise the remaining warrants for 93,413 shares because Mr. Rubin did not fully satisfy the contingency under the warrants in that he did not raise the required amount of capital for RYKA through equity offerings by the date specified in the warrants.

Note 8--Stock Options

  As part of the Reorganization (see Note 2), the following stock options and stock option plans were assumed by the Company effective December 15, 1997.

  Pursuant to option grant letters, but not pursuant to any formal plan ("Non-Plan Grants"), the Company assumed options issued to certain individuals to purchase shares of the company's common stock at prices which approximated fair market value at the date of grant. The options vest at various times over periods ranging up to five years and, if not exercised, expire up to ten years after the date of grant.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  The Company assumed eight separate stock option plans (the "Plans"). Under the terms of the 1987 Stock Option Plan, 1988 Stock Option Plan, 1990 Stock Option Plan, 1992 Stock Option Plan, 1993 Stock Option Plan, 1995 Stock Option Plan, 1996 Stock Option Plan and 1995 Non-employee Directors Plan, the Company may grant qualified and nonqualified options to purchase up to 31,321; 17,500; 37,500; 43,750; 45,000; 75,000; 1,000,000; and 12,500 shares of common stock, respectively, to employees, directors and consultants of the Company. The options vest at various times over periods ranging up to five years. All options have been granted at not less than fair market value of the common stock as of the date of grant. The options, if not exercised, expire up to ten years after the date of grant. Stock appreciation rights ("SAR's") may be granted under the Plans either alone or in tandem with stock options. Generally, recipients of SAR's are entitled to receive, upon exercise, cash or shares of common stock (valued at the then fair market value of the company's common stock) equal to such fair market value on the date of exercise minus such fair value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used. A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercised. No SAR's have been granted to date under the Plans.

  The following table summarizes the stock option activity for the years ended December 31, 1998 and 1997:

                                                                        Weighted
                                                              Number    Average
                                                                of      Exercise
                                                              Shares     Price
                                                             ---------  --------
   Assumed at December 15, 1997.............................   219,547   $10.90
     Granted................................................   441,850     3.69
     Exercised..............................................       --       --
     Canceled...............................................  (118,716)    8.95
                                                             ---------   ------
   Outstanding at December 31, 1997.........................   542,681     5.45
     Granted................................................   695,750     5.79
     Exercised..............................................    (7,267)    3.20
     Canceled...............................................   (42,583)    6.24
                                                             ---------   ------
   Outstanding at December 31, 1998......................... 1,188,581   $ 5.71
                                                             =========   ======

  The following table summarizes information about options outstanding at December 31, 1998:

                                         Options Outstanding                  Options Exercisable
                            --------------------------------------------- ----------------------------
                                        Weighted Average
   Range of                                Remaining
   Exercise                   Number    Contractual Life Weighted Average   Number    Weighted Average
   Prices                   Outstanding     (Years)       Exercise Price  Exercisable  Exercise Price
   --------                 ----------- ---------------- ---------------- ----------- ----------------
    $2.88 -  $3.20.........    393,250        7.62            $ 3.18        171,643        $ 3.20
    $4.00 -  $5.94.........    301,400        6.53              4.89        158,150          4.83
    $6.00 -  $6.88.........    346,000        9.41              6.78            --            --
    $7.03 - $10.60.........     63,167        8.90              7.84         32,667          8.34
   $11.00 - $25.00.........     84,764        3.77             14.42         84,764         14.42
                             ---------        ----            ------        -------        ------
    $2.88 - $25.00.........  1,188,581        7.66            $ 5.71        447,224        $ 6.28
                             =========        ====            ======        =======        ======

  The Company accounts for the Plans in accordance with Accounting Principles Board Opinion No. 25, under which no compensation cost has been recognized for stock option awards. Had compensation cost for the Plans been determined consistent with SFAS No. 123, Accounting for Stock Based Compensation, the

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Company's pro forma net income (loss) and earnings (losses) per share for 1998 and 1997 would have been as follows:

                                                      As Reported   Pro Forma
                                                      -----------  -----------
   1998
     Net income...................................... $ 5,901,563  $ 4,789,090
                                                      ===========  ===========
     Earnings per share--basic and diluted........... $       .52  $       .42
                                                      ===========  ===========
   1997
     Net loss........................................ $(4,155,295) $(4,805,295)
                                                      ===========  ===========
     Losses per share--basic and diluted............. $     (1.39) $     (1.60)
                                                      ===========  ===========

  The weighted average fair value of the stock options granted during the year ended December 31, 1998 and 1997 were $3.79 and $1.49 per share, respectively.

  The fair value of options granted under the Plans during 1998 and 1997 was estimated on the date of grant using the Black-Scholes multiple option pricing model, with the following assumptions:

   Assumption                                               1998        1997
   ----------                                            ----------  ----------
   Dividend yield.......................................       None        None
   Expected volatility..................................      77.17%      50.00%
   Average risk free interest rate......................       5.16%       6.10%
   Average expected lives............................... 5.76 years  5.00 years

Note 9--Common Stock Purchase Warrants

  Prior to the Reorganization (see Note 2), RYKA issued various common stock warrants in connection with financings and other activities. As part of the Reorganization, the following common stock purchase warrants were assumed by the Company, effective December 15, 1997:

                                                     Range of
                                        Number of    Exercise     Range of Terms
   Issue Date                            Shares        Price         (Years)
   ----------                           --------- --------------- --------------
   1994................................   10,026  $12.00 - $20.00     3 - 10
   1995................................   27,660   $8.40 - $30.00     5 - 10
   1996................................   43,500   $5.30 -  $8.40     5 - 10
   1997................................  155,300   $3.20 -  $5.60          5
                                         -------
   Total...............................  236,486
                                         =======

  In addition, during the year ended December 31, 1998, the Company issued warrants to purchase 67,000 shares of common stock to various consultants and sales agents at a range of prices from $5.11 to $7.94 (weighted average price of $6.71) and with terms of five to ten years. The Company recorded a charge of $150,000 in 1998 related to these warrants.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 10--Income Taxes

  Loss before income taxes and the related benefit from income taxes, were as follows:

                                                               December 31, 1998
                                                               -----------------
   Earnings before income taxes:
     Domestic.................................................    $5,819,849
     Foreign..................................................           --
                                                                  ----------
     Total....................................................    $5,819,849
                                                                  ==========
   Provision for income taxes:
   Current:
     Federal..................................................    $1,978,749
     State....................................................           --
     Foreign..................................................           --
                                                                  ----------
     Total Current............................................    $1,978,749
                                                                  ==========
   Deferred:
     Federal..................................................           --
     State....................................................           --
     Foreign..................................................           --
     Total Deferred...........................................           --
                                                                  ----------
                                                                         --
                                                                  ==========
   Total:
     Federal..................................................     1,978,749
     State....................................................           --
     Foreign..................................................           --
                                                                  ----------
     Total....................................................    $1,978,749
                                                                  ==========

  The significant components of net deferred tax assets and liabilities at December 31, 1998 and 1997 consisted of the following:

                                                            December 31,
                                                       ------------------------
                                                          1998         1997
                                                       -----------  -----------
   Deferred tax assets:
     Provision for doubtful accounts.................. $   308,600  $   327,900
     Net operating loss carryforwards.................   8,035,764    7,750,306
       Gross deferred tax assets......................   8,344,364    8,078,206
   Deferred tax liabilities...........................         --           --
   Net deferred tax assets and liabilities............   8,344,364    8,078,206
     Valuation allowance..............................  (8,344,364)  (8,078,206)
   Net deferred tax asset............................. $       --   $       --

  Due to the uncertainty surrounding the realization of the company's tax attributes in future income tax returns, the Company has placed a valuation allowance against its otherwise recognizable deferred tax assets. As of December 31, 1998, the Company had available net operating loss carryforwards, attributable to RYKA, of approximately $19,744,000 which expire in the years 2002 through 2012. The use of net operating loss carryforwards may be subject to annual limitations based on ownership changes of the Company's stock, as defined by Section 382 of the Internal Revenue Code. To the extent that such net operating loss carryforwards are realized in the future, the related income tax benefit will reduce the carrying value of goodwill.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  For the years ended December 31, 1997 and 1996 the Company had no provision for federal and state income taxes.

Note 11--Earnings (Losses) per Share

  Earnings (losses) per share have been computed in accordance with SFAS No. 128, Earnings Per Share. Basic earnings (losses) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earnings (losses) per share is computed by dividing the net income (loss) by the weighted average number of shares outstanding during the year, assuming dilution by outstanding common stock options and warrants.

  The amounts used in calculating earnings (losses) per share data are as follows:

                                           1998         1997         1996
                                        -----------  -----------  -----------
   Loss from continuing operations..... $(3,841,100) $(4,402,251) $(4,005,096)
   Income from discontinued
    operations.........................   9,742,663      246,956    3,260,783
                                        -----------  -----------  -----------
   Net income (loss)................... $ 5,901,563  $(4,155,295) $  (744,313)
                                        ===========  ===========  ===========
   Weighted average shares
    outstanding--basic.................  11,378,918    2,996,027    2,568,431
    Dilutive common stock options......         --           --           --
    Dilutive common stock warrants.....         --           --           --
                                        -----------  -----------  -----------
   Weighted average shares
    outstanding--diluted...............  11,378,918    2,996,027    2,568,431
                                        ===========  ===========  ===========
   Outstanding common stock options
    having no dilutive effect..........     533,132      542,681      241,250
                                        ===========  ===========  ===========
   Outstanding common stock warrants
    having no dilutive effect..........     384,117      236,486       81,186
                                        ===========  ===========  ===========

  The Company's net loss in 1997 and 1996 result in an anti-dilutive effect in the calculation of diluted earnings losses per share.

Note 12--Commitments and Contingencies

Legal Proceedings

  The Company is involved in various routine litigation, including litigation in which the Company is a plaintiff, incidental to its business. The Company believes that the disposition of such routine litigation will not have a material adverse effect on the financial position or results of operations of the Company.

Employment Agreements

  At December 31, 1998, the Company has employment agreements with several of its officers for an aggregate annual base salary of $587,500 plus bonus and increases in accordance with the terms of the agreements. Terms of such contracts range from three to five years and are subject to automatic annual extensions.

Note 13--Savings Plan

  The Company sponsors a voluntary defined contribution savings plan covering all U.S. employees. Company contributions to the plan may not exceed $2,500 per employee. Total Company contributions were $21,431, $18,594, and $12,394 in 1998, 1997, and 1996, respectively.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 14--Business Segments

  As a result of the discontinued operations described in Note 1 to the financial statements, the Company considers itself to have one operating segment which is in the process of developing the internet businesses of several sporting goods retailers.

Note 15--Related Party Transactions

  The Company is located in King of Prussia, Pennsylvania where it conducts its operations and warehouses inventory in a facility leased from the Company's Chairman and CEO (see Note 6).

  At December 31, 1998, the Company also has subordinated notes payable outstanding with its Chairman and CEO (see Note 5).

  A summary of the KPR Companies' related party transactions with RYKA Inc. (prior to the Reorganization) for the years ended December 31, 1997 and 1996 are as follows:

                                                                  Fiscal Year
                                          Financial Statement   ---------------
   Nature of Transaction                    Classification       1997    1996
   ---------------------                ----------------------- ------- -------
   Rent................................ Other (income) expenses $45,521 $47,500
   Interest on subordinated debt....... Interest income         $56,854 $80,723

Note 16--Investment in RYKA Inc.

  A summary of activity relating to the Company's investment in RYKA Inc. for the two years ended December 31, 1997 follows:

   Investment in RYKA, January 1, 1996.............................. $  746,122
   Equity in net loss of RYKA.......................................   (518,491)
   Equity in stock issuance of RYKA.................................    911,328
   Additional advances..............................................     16,040
   Amortization of negative goodwill................................     12,987
                                                                     ----------
   Investment in RYKA, December 31, 1996............................  1,167,986
   Equity in net loss of RYKA.......................................   (592,093)
   Equity in stock issuances of RYKA................................    356,534
   Additional advances..............................................     12,311
   Amortization of negative goodwill................................     12,446
   RYKA partial repayment of initial advance........................   (385,000)
                                                                     ----------
   Investment in RYKA, December 14, 1997............................ $  572,184
                                                                     ==========

  During 1996, RYKA issued for cash 525,000 shares of common stock for $5.00 per share which was in excess of the Company's per share carrying amount. The Company accounted for the change in its proportionate share of RYKA equity as an increase in both its investment and additional paid-in capital.

  During 1997, RYKA issued for cash 125,000 shares of common stock for $6.00 per share which was in excess of the Company's per share carrying amount. Also in 1997, MR Acquisitions exercised its warrants to purchase an additional 361,587 RYKA shares. The Company accounted for these transactions as an increase in both its investment and additional paid-in capital. As of December 14, 1997, just prior to the Reorganization (See Note 2), the Company had a 33% equity interest in the net assets of RYKA.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                     September 30,  December 31,
                                                         1999           1998
                                                     -------------  ------------
                                                      (Unaudited)
                       ASSETS
Current assets:
  Cash and cash equivalents......................... $ 39,467,680   $    83,169
  Inventory.........................................    4,669,217           --
  Prepaid expenses and other current assets.........      621,442       599,224
  Refundable income taxes...........................    2,220,878           --
  Net assets of discontinued operations.............   43,012,442    38,718,921
                                                     ------------   -----------
    Total current assets............................   89,991,659    39,401,314
Property and equipment, net of accumulated
 depreciation and amortization......................   16,219,279     2,988,714
Other assets........................................      219,511       253,626
                                                     ------------   -----------
    Total assets.................................... $106,430,449   $42,643,654
                                                     ============   ===========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion--notes payable, bank.............. $  3,699,207   $       --
  Current portion--capital lease obligation, related
   party............................................      136,524       127,966
  Accounts payable and accrued expenses.............   15,487,521     3,652,024
  Income taxes payable..............................          --      1,378,820
  Subordinated notes payable, related party.........          --      1,805,841
                                                     ------------   -----------
    Total current liabilities.......................   19,323,252     6,964,651
Notes payable, bank.................................          --     18,812,156
Capital lease obligation, related party.............    2,077,906     2,181,265
Mandatorily redeemable preferred stock..............          100           100
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares
   authorized; 10,000 shares issued as mandatorily
   redeemable preferred stock.......................          --            --
  Common stock, $0.01 par value, 60,000,000 and
   20,000,000 shares authorized in 1999 and 1998,
   19,476,265 and 12,994,464 shares issued in 1999
   and 1998; 18,407,179 and 11,925,378 shares
   outstanding in 1999 and 1998.....................      194,766       129,947
  Additional paid in capital........................   98,693,234    14,624,541
  Accumulated other comprehensive income............          --        (47,431)
  Retained earnings (accumulated deficit)...........  (13,644,992)      192,242
                                                     ------------   -----------
                                                       85,243,008    14,899,299
Less: Treasury stock, at cost.......................      213,817       213,817
                                                     ------------   -----------
    Total stockholders' equity......................   85,029,191    14,685,482
                                                     ------------   -----------
    Total liabilities and stockholders' equity...... $106,430,449   $42,643,654
                                                     ============   ===========

    The accompanying notes are an integral part of these condensed financial statements.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                          Nine Months Ended
                                                            September 30,
                                                       ------------------------
                                                           1999         1998
                                                       ------------  ----------
Costs and expenses:
  General and administrative.........................  $  2,923,252  $2,502,532
  Equity compensation................................     2,725,486         --
  Web-site development...............................     7,979,889         --
  Interest expense (income), net.....................      (145,966)    176,349
                                                       ------------  ----------
    Total costs and expenses.........................    13,482,661   2,678,881
                                                       ------------  ----------
Loss from continuing operations before income taxes..   (13,482,661) (2,678,881)
Benefit from income taxes............................    (2,220,878)   (910,819)
                                                       ------------  ----------
Loss from continuing operations......................   (11,261,783) (1,768,062)
Discontinued operations (Note 3):
  Income from discontinued operations (less income
   taxes of $(582,804) in 1999 and $2,793,763 in
   1998).............................................       586,101   6,591,266
  Loss on disposition of discontinued operations
   (less income taxes of $830,775)...................    (3,161,552)        --
                                                       ------------  ----------
Net income (loss)....................................  $(13,837,234) $4,823,204
                                                       ============  ==========
Earnings (losses) per share--basic and diluted:
  Loss from continuing operations....................  $       (.93) $     (.16)
  Income from discontinued operations................           .05         .59
  Loss on disposition of discontinued operations.....          (.26)        --
                                                       ------------  ----------
  Net income (loss)..................................  $      (1.14) $      .43
                                                       ============  ==========


    The accompanying notes are an integral part of these condensed financial statements.

                      GLOBAL SPORTS, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       Nine Months Ended
                                                         September 30,
                                                    -------------------------
                                                        1999         1998
                                                    ------------  -----------
Cash Flows from Operating Activities:
Net income (loss).................................. $(13,837,234) $ 4,823,204
 Deduct:
  Income from discontinued operations..............      586,101    6,591,266
  Loss on disposal of discontinued operations......   (3,161,552)         --
                                                    ------------  -----------
Net loss from continuing operations................  (11,261,783)  (1,768,062)
Adjustments to reconcile net income (loss) to net
 cash provided by (used in) operating activities:
  Depreciation and amortization....................      530,533      444,800
  Equity compensation..............................    2,791,636          --
  Changes in operating assets and liabilities:
    Inventory......................................   (4,669,217)         --
    Prepaid expenses and other current assets......      (22,218)    (179,114)
    Deferred income taxes..........................   (2,220,878)         --
    Other assets...................................       64,115      256,333
    Accounts payable and accrued expenses..........   11,880,929    1,326,178
    Income taxes payable...........................   (1,378,820)   1,636,068
                                                    ------------  -----------
    Net cash provided by (used in) continuing
     operations....................................   (4,285,703)   1,716,203
    Net cash used in discontinued operations.......   (6,868,972)  (3,971,287)
                                                    ------------  -----------
    Net cash used in operating activities..........  (11,154,675)  (2,255,084)
                                                    ------------  -----------
Cash Flows from Investing Activities:
  Capital expenditures.............................  (13,761,098)    (443,922)
                                                    ------------  -----------
    Net cash used in investing activities..........  (13,761,098)    (443,922)
                                                    ------------  -----------
Cash Flows from Financing Activities:
  Net borrowings (repayments) under lines of
   credit..........................................  (15,112,949)   3,260,711
  Repayments of capital lease obligation...........      (94,801)     (86,027)
  Repayments of subordinated note payable..........   (1,805,841)    (250,000)
  Proceeds from SOFTBANK transaction...............   80,000,050          --
  Proceeds from exercise of common stock options
   and warrants....................................    1,341,826       23,253
  Sale of minority interest in subsidiary..........        1,999          --
  Costs of debt issuance...........................      (30,000)         --
                                                    ------------  -----------
    Net cash provided by financing activities......   64,300,284    2,947,937
                                                    ------------  -----------
Effect of exchange rate on cash and cash
 equivalents.......................................          --       (11,910)
                                                    ------------  -----------
Net increase in cash and cash equivalents..........   39,384,511      237,021
Cash and cash equivalents, beginning of period.....       83,169       98,881
                                                    ------------  -----------
Cash and cash equivalents, end of period........... $ 39,467,680  $   335,902
                                                    ============  ===========

    The accompanying notes are an integral part of these condensed financial statements.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Basis of Presentation

  Global Sports, Inc. ("Global" or the "Company"), a Delaware corporation, is an e-Commerce company that is in the process of developing the internet businesses of several sporting goods retailers through its Global Sports Interactive subsidiary. On April 20, 1999, the Company formalized a plan to sell its other two businesses, the Branded division and the Off-Price and Action Sports division, in order to focus exclusively on its e-Commerce business. See Note 3.

  The accompanying condensed financial statements of Global have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions for Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements.

  The accompanying financial information is unaudited; however, in the opinion of the Company's management, all adjustments (consisting solely of normal recurring accruals) necessary for a fair presentation of the operating results of the periods reported have been included. The results of operations for the periods reported are not necessarily indicative of those that may be expected for a full year.

Note 2--Significant Accounting Policies

  Cash and Cash Equivalents: At September 30, 1999, the Company had $39,455,852 of excess cash invested in a money market fund with a major financial institution, which is included in cash and cash equivalents. The Company considers all highly liquid investments with maturities at date of purchase of three months or less to be cash equivalents. Interest income for the nine-month period ended September 30, 1999 includes $403,938 related to this investment.

New Accounting Pronouncements

  Derivative Instruments: SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for fiscal years beginning after June 15, 2000, although early adoption is encouraged. The Company has not yet assessed what the impact of this statement will be on the Company's future earnings or financial position.

  Computer Costs: In March 1998, the AICPA Accounting Standards Executive Committee issued Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). This statement provides guidance on accounting for the costs of computer software developed or obtained for internal use and identifies the characteristics of internal-use software. The statement was adopted on January 1, 1999 and did not have a material effect on the Company's results of operations, cash flows or financial position.

  Start-Up Costs: In April 1998, the AICPA Accounting Standards Executive Council issued Statement of Position 98-5, Reporting of Costs of Start-Up Activities, ("SOP 98-5"). The statement requires that costs of start-up activities, including organization costs, be expensed as incurred. This statement was adopted on January 1, 1999 and did not have a material effect on the Company's results of operations, cash flows or financial position.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 3--Discontinued Operations

  On April 20, 1999, the Company formalized a plan to sell two of its businesses, the Branded division and the Off-Price and Action Sports division, in order to focus exclusively on its e-Commerce business. The Branded division designs and markets the RYKA and Yukon footwear brands. The Off-Price and Action Sports division is a third-party distributor and make-to-order marketer of off-price footwear, apparel and sporting goods. Accordingly, for financial statement purposes, the assets, liabilities, results of operations and cash flows of these divisions have been segregated from that of continuing operations and are presented in the Company's consolidated financial statements as discontinued operations. Prior year financial statements have been reclassified to reflect these discontinued operations. Net interest expense related to the lines of credit and debt to be assumed by the successor businesses of $933,365 for the nine-month period ended September 30, 1999 has been allocated to the pre-measurement date loss from discontinued operations. Net interest expense of $257,972 for the nine-month period ended September 30, 1999 has been allocated to the post-measurement date gain (loss) from the disposition of discontinued operations.

  On September 24, 1999, the Company and a management group led by James J. Salter and Kenneth J. Finkelstein entered into an acquisition agreement for the sale of all of the issued and outstanding capital stock of the Company's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc. (the "Gen-X Companies"), through which the Company operates its Off-Price and Action Sports Division. The aggregate purchase price for the sale is approximately $20 million, of which approximately $6 million is to be paid at closing, approximately $4 million is the assumption of contingent notes payable, and $10 million is to be paid over a seven and one half year period pursuant to the terms of two notes to be delivered at closing. In connection with the sale, the Company has agreed to accelerate the vesting of options to acquire an aggregate of 281,930 shares of the Company's common stock, of which options to acquire 80,000 shares are held by each of Messrs Salter and Finkelstein. The closing of this sale is subject to customary closing conditions, including approval by the Company's shareholders and expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon closing, the gain on this sale, if any, will be deferred and recognized on an installment-sale basis over the term of the two notes.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  The discontinued operations components of amounts reflected in the income statements and balance sheets are as follows:

                                    For The Nine Months Ended
                                          September 30,
                               ------------------------------------
                                      1999              1998
                               ------------------ -----------------
   Income Statement Data:
   Net sales.................     $92,461,398       $100,095,476
                                  ===========       ============

                               September 30, 1999 December 31, 1998
                               ------------------ -----------------
   Balance Sheet Data:
   Cash......................     $   231,328       $    772,916
   Accounts receivable.......      37,763,325         36,782,732
   Inventory.................      15,227,482         20,954,168
   Other current assets......       1,677,104            836,520
                                  -----------       ------------
     Total current assets....      54,899,239         59,346,336
   Property and equipment....       1,304,772          1,397,189
   Goodwill and intangibles..      14,295,421         14,176,531
   Other assets..............          26,439             21,397
                                  -----------       ------------
     Total assets............      70,525,871         74,941,453
                                  -----------       ------------
   Accounts payable and
    accrued expenses.........      12,581,475         16,192,954
   Current portion--notes
    payable, banks...........      12,124,878         14,529,576
   Current portion--notes
    payable, other...........         782,613            712,815
   Subordinated notes
    payable..................             --           1,999,065
                                  -----------       ------------
     Total current
      liabilities............      25,488,966         33,434,410
   Notes payable, banks......         277,855            294,379
   Notes payable, other......       1,746,608          2,493,743
                                  -----------       ------------
     Total liabilities.......      27,513,429         36,222,532
                                  -----------       ------------
   Net assets of discontinued
    operations...............     $43,012,442       $ 38,718,921
                                  ===========       ============

Notes Payable of Discontinued Operations

  Included in Notes Payable, Banks of discontinued operations are amounts outstanding under a line of credit of approximately $20,000,000 for use by the Gen-X Companies, which is available for either direct borrowing or for import letters of credit. The loan bears interest at prime plus one half percent and is secured by a general security agreement covering substantially all of the Gen-X Companies' assets. At September 30, 1999, draws of $12,100,000 were committed under this line and, based on a net cash position and available collateral and outstanding import letters of credit commitments, an additional $3,200,000 was available for borrowing. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $556,736 related to this line of credit.

  Notes Payable, Banks also includes a mortgage note secured by land and building in Ontario, Canada of $302,733, of which $24,878 is classified as current. The mortgage note bears interest at the bank's cost of funds plus 2.5% and matures on August 15, 2009. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $16,645 related to this mortgage.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

  Notes Payable, Other includes an outstanding loan payable for $1,300,000, of which $400,000 is classified as current. The original loan of $2,000,000 is payable in equal quarterly installments of $100,000, which commenced on March 31, 1998, and bears interest at the prime lending rate. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $87,967 related to this loan.

  Notes payable, other also includes $1,000,000 of promissory notes payable to the former shareholders of Lamar. The notes are payable in five equal annual installments and bear interest at 6% per annum, the first payment of which was made in July 1999. At September 30, 1999, $726,500 remains outstanding related to these notes, of which $270,680 is classified as current. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $97,558 related to these notes. At the time of the acquisition, Lamar also executed a note payable in the principal amount of $553,447, plus $74,954 in accrued interest, for amounts owed to a shareholder. This note, which was assumed by the Company in the acquisition of Lamar, is payable in five equal annual installments and bears interest at 6% per annum. The amount currently outstanding on this note is $502,721, of which $111,933 is classified as current. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $27,278 related to this note.

  Upon closing the acquisition of the Gen-X Companies, the Company executed several subordinated notes payable with the former shareholders of the Gen-X Companies for in the aggregate principal amount of $1,999,065 which is payable in four equal consecutive quarterly payments beginning March 31, 1999 or earlier. This amount has been repaid in full as of September 30, 1999. These notes bear interest at 7% until December 31, 1998 and the prime lending rate thereafter. For the nine-month period ending September 30, 1999, interest expense of discontinued operations included $68,257 related to these notes.

Employment Agreements of Discontinued Operations

  The Company has employment agreements with several of its officers of discontinued operations for an aggregate annual base salary of $925,000 plus bonuses and increases in accordance with the terms of the agreements. Terms of the agreements range from three to five years and are subject to automatic annual extensions.

Purchase Commitments of Discontinued Operations

  As of September 30, 1999, outstanding purchase commitments of discontinued operations existed totaling $8,775,760, for which commercial import letters of credit have been issued.

Note 4--SOFTBANK Transaction

  On June 10, 1999, the Company and SOFTBANK entered into a stock purchase agreement and related agreements for the sale of 6,153,850 shares of the Company's common stock to certain affiliates of SOFTBANK at a price of $13.00 per share (the closing price on May 26, 1999, the day prior to the day the Company and SOFTBANK agreed in principle to the transaction) for an aggregate purchase price of $80,000,050. In order to provide capital to the Company until closing, which occurred on July 23, 1999, the Company and SOFTBANK entered into an interim subordinated loan agreement on June 10, 1999 pursuant to which SOFTBANK loaned the Company $15,000,000. The note bore interest at 4.98% per annum. At the July 23, 1999 closing, this loan amount was converted into shares of the Company's common stock. Accrued and unpaid interest as of July 23, 1999 of $89,225 was offset against the cash proceeds of the sale at closing. For the nine-month period ending September 30, 1999, interest expense included $89,225, related to this interim loan.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 5--Debt

Notes Payable, Bank

  Under its primary loan agreement, as subsequently amended (the "Loan Agreement"), the Company has access to a combined credit facility of $40,000,000, which is comprised of KPR Sports International, Inc.'s ("KPR") credit facility of $35,000,000 and RYKA Inc.'s credit facility of $5,000,000. The term of the Loan Agreement is five years expiring on November 19, 2002. The KPR and RYKA facilities have an interest rate choice of prime plus 1/4% or LIBOR (Adjusted Eurodollar Rate) plus two hundred seventy-five basis points. Under the Loan Agreement, both KPR and RYKA may borrow up to the amount of their revolving line based upon 85% of their eligible accounts receivable and 65% of their eligible inventory, as those terms are defined in the Loan Agreement. The Loan Agreement also includes 50% of outstanding import letters of credit as collateral for borrowing.

  Among other things, the Loan Agreement, as amended, requires KPR and RYKA to achieve annual earnings before interest, taxes, depreciation and amortization ("EBITDA") of $5,000,000 and it limits the Company's ability to incur additional indebtedness, make payments on subordinated indebtedness, make capital expenditures, sell assets, and pay dividends. At September 30, 1999, the Company was not in compliance with the EBITDA covenant. The Company obtained a waiver from the bank with respect to this covenant. Because there can be no assurance that the Company will be in compliance with this covenant for any period subsequent to September 30, 1999, the Company has classified the amounts outstanding under this line as a current liability. The Company is currently in negotiations with its lender to modify the terms of the Loan Agreement to return itself to compliance and more closely reflect its new e-commerce business structure.

  At September 30, 1999, the aggregate amount outstanding under this line was $3,699,207. At September 30, 1999, based on available collateral and outstanding import letters of credit commitments, an additional $1,671,828 was available on this line for borrowing. For the nine-month period ending September 30, 1999, interest expense included $958,841 related to this line of credit.

Subordinated Notes Payable

  Prior to July 27, 1999, the Company had $1,805,841 in outstanding subordinated notes payable held by its Chairman and Chief Executive Officer. This debt consisted primarily of a note representing undistributed Subchapter S corporation retained earnings previously taxed to him as the sole shareholder of KPR Sports International, Inc., Apex Sports International, Inc. and MR Management, Inc. (collectively the "KPR Companies") prior to the Company's reorganization in December 1997. Interest accrues on such notes at the Company's choice of prime plus 1/4% or LIBOR (Adjusted Eurodollar Rate) plus two hundred seventy-five basis points.

  Based on its Loan Agreement, the Company is permitted to make continued regular payments of interest on the subordinated debt and to further reduce principal on a quarterly basis, commencing subsequent to the first quarter of 1998, in an amount up to 50% of the cumulative consolidated net income of the Company. During 1998, aggregate principal payments of $250,000 were made. On July 27, 1999, the principal balance of $1,805,841 plus interest accrued to date of $58,987 was repaid in full to the Chairman and Chief Executive Officer, for which a waiver was obtained from the Company's primary lender. For the nine-month period ending September 30, 1999, interest expense included $82,661 related to these notes.

Note 6--Earnings (Losses) per Share

  Earnings (losses) per share for all periods have been computed in accordance with SFAS No. 128, Earnings Per Share. Basic earnings (losses) per share is computed by dividing net income by the weighted average number

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES
of shares of common stock outstanding during the year. Diluted earnings (losses) per share is computed by dividing the net income by the weighted average number of shares outstanding during the year, assuming dilution by outstanding common stock options and warrants.

  The amounts used in calculating earnings (losses) per share data are as follows:

                                                   For The Nine Months Ended
                                                           September
                                                   ---------------------------
                                                       1999           1998
                                                   -------------  ------------
   Loss from continuing operations...............  $ (11,261,783) $ (1,768,062)
   Income from discontinued operations...........        586,101     6,591,266
   Gain (loss) on disposition of discontinued
    operations...................................     (3,161,552)          --
                                                   -------------  ------------
   Net income (loss).............................  $ (13,837,234) $  4,823,204
                                                   =============  ============
   Weighted average shares outstanding--basic and
    diluted......................................     12,118,980    11,194,549
                                                   =============  ============
   Weighted average common stock options and
    warrants outstanding having no dilutive
    effect.......................................      1,625,188       540,164
                                                   =============  ============

Note 7--Commitments and Contingencies

Employment Agreements

  The Company has employment agreements with several of its officers for an aggregate annual base salary of $1,187,500 plus bonuses and increases in accordance with the terms of the agreements. Terms of the agreements range from three to five years and are subject to automatic annual extensions.

E-Commerce

  As of September 30, 1999, the Company had contractually committed to developing the internet businesses of several sporting goods retailers. The Company's failure to meet these commitments could result in a forfeiture of the contracts and the exclusive rights to certain future internet business and could have a material adverse affect on the future results of operations and financial condition of the Company.

Yahoo! Advertising and Promotion Agreement

  On October 4, 1999, the Company announced the execution of an advertising and promotion agreement with Yahoo! Inc., a global Internet media company (the "Yahoo! Agreement"). Under the Yahoo! Agreement, the web-sites operated by the Company will be featured in certain sections of Yahoo!'s network of Internet properties and will allow Yahoo! users to easily access these web-sites. The Yahoo! Agreement requires the Company to pay various fees, which are substantial in the aggregate, to Yahoo! over the twelve-month period following execution of the Agreement. These fees are payable at various intervals and certain are contingent upon certain performance criteria of Yahoo!.

                     GLOBAL SPORTS, INC. AND SUBSIDIARIES

Note 8--Comprehensive Income

  Comprehensive income for the nine-month period ended September 30, 1999 and 1998 were as follows:

                                                     For The Nine Months Ended
                                                           September 30,
                                                     ---------------------------
                                                         1999          1998
                                                     -------------  ------------
   Net income (loss)................................ $ (13,837,234) $ 4,823,204
   Foreign currency translation adjustment..........        47,431      (11,910)
                                                     -------------  -----------
   Comprehensive income (loss)...................... $ (13,789,803) $ 4,811,294
                                                     =============  ===========

Note 9--Business Segments

  As a result of the discontinued operations described in Note 3 to the financial statements, the Company considers itself to have one operating segment which is the development of the internet businesses of several sporting goods retailers.

Note 10--Equity Transactions

  The Company granted options and warrants to purchase 447,300 and 1,142,782 shares of the Company's common stock to employees and consultants of the Company during the nine-month period ended September 30, 1999. The Company also issued warrants to purchase 303,320 shares of the Company's common stock during June 1999 to several retailers in connection with the Company's developing e-Commerce business. The range of exercise prices for all options and warrants granted was from $0.01 to $24.69 for the nine-month period ended September 30, 1999. Upon granting these options and warrants, the Company recorded equity compensation expense of $2,791,636 for the nine-month period ended September 30, 1999, primarily as a result of non-employee grants. For the nine-month period ended September 30, 1999, $66,150 was included in the net loss from discontinued operations during the second quarter of 1999.

  Options and warrants to purchase 331,037 shares of the Company's common stock were exercised during the nine-month period ended September 30, 1999. The range of exercise prices was from $0.01 to $13.20 for the nine-month period ended September 30, 1999. These exercises resulted in cash proceeds to the Company of $1,341,826 for the nine-month period ended September 30, 1999.

  On June 10, 1999, the Company and SOFTBANK entered into a stock purchase agreement and related agreements for the sale of 6,153,850 shares of the Company's common stock to certain affiliates of SOFTBANK at a price of $13.00 per share for an aggregate purchase price of $80,000,050. See Note 4.

  On July 13, 1999, the shareholders approved an amendment to the Company's Certificate of Incorporation that increased the maximum number of authorized shares of common stock by 40,000,000 to 60,000,000.

Note 11--Subsequent Events

  On December 29, 1999, the Company sold substantially all of the assets comprising its Branded Division to American Sporting Goods Corporation. In addition to receiving proceeds of approximately $10.5 million from the sale of the Branded Division, Global retained the accounts receivable of the Branded Division, which totaled approximately $7.3 million as of December 29, 1999.

                              GLOBAL SPORTS, INC.
             Special Meeting of Shareholders -- February 24, 2000
                SOLICITED ON BEHALF OF THE COMPANY AND APPROVED
                           BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Steven A. Wolf and Arthur H. Miller to act as attorneys and proxies for the undersigned, with full powers of substitution, to appear at the Special Meeting of Shareholders of Global Sports, Inc. (the "Company") to be held on the 24th day of February, 2000 at the office of the Company, 1075 First Avenue, King of Prussia, Pennsylvania 19406 and at any postponement or adjournment thereof, and to vote all of the shares of the Company that the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE OFF-PRICE AND ACTION SPORTS SALE AND "FOR" APPROVAL OF THE INDEMNIFICATION AGREEMENTS. A MAJORITY OF THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

  Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

  Receipt of the Notice of the Special Meeting and Proxy Statement relating thereto is hereby acknowledged.

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                 (Continued and to be SIGNED on Reverse Side)

[X]  Please mark your
     votes as in this
     example using
     dark ink only.

 1. To approve (i) the Acquisition Agreement, dated September 24, 1999, among Global, Gen-X Acquisition (U.S.), Inc., Gen-X Acquisition (Canada) Inc., DMJ Financial, Inc., James J. Salter and Kenneth J. Finkelstein (a copy of the Acquisition Agreement is attached as Appendix A to the accompanying Proxy Statement) relating to the sale of Global's Off-Price and Action Sports Division, including the sale of all of the issued and outstanding capital stock of Global's wholly-owned subsidiaries Gen-X Holdings Inc. and Gen-X Equipment Inc., and (ii) the sale of Global's Off-Price and Action Sports Division.

                 FOR          AGAINST          ABSTAIN

                 [_]            [_]              [_]

2. To approve Indemnification Agreements to be entered into with the Company's directors and certain of its officers.

                 FOR          AGAINST          ABSTAIN

                 [_]            [_]              [_]


The Board of Directors recommends a vote "FOR" approval of the Off-Price and Action Sports Sale and "FOR" approval of the Indemnification Agreements.


                                       Date:                        , 2000
------------------------------------        ------------------------
  (Signature(s) of Shareholder(s))          (Please date this Proxy)

Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                                 APPENDIX A

                             ACQUISITION AGREEMENT


PARTIES:       GLOBAL SPORTS, INC.,
               a Delaware corporation ("Global")
               555 S. Henderson Road
               King of Prussia, PA 19406

               GEN-X ACQUISITION (U.S.), INC.,
               a Washington corporation ("U.S. Co.")
               701 5th Avenue
               Suite 3300
               Seattle, Washington
               98104-7082
               GEN-X ACQUISITION (CANADA) INC.,
               an Ontario corporation ("Canadian Co.")
               25 Vanley Crescent
               North York, Ontario
               M3J 2B7

               DMJ FINANCIAL, INC.,
               a Barbados limited company ("DMJ")
               Royal Bank of Canada (Caribbean) Corporation
               2/nd/ Floor, Building #2
               Chelston Park, Collymore
               St. Michael, Barbados

               JAMES J. SALTER,
               an individual ("Salter")
               277 Glencairn Avenue
               Toronto, Ontario M5N1T8
               KENNETH J. FINKELSTEIN,
               an individual ("Finkelstein")
               25 Brandy Court
               Toronto, Ontario M3B3L3

DATE:          September 24, 1999

BACKGROUND: Global owns beneficially and of record all of the issued and outstanding shares of capital stock of Gen-X Equipment Inc., an Ontario corporation ("Gen-X Equipment") and Gen-X Holdings Inc., a Washington corporation ("Gen-X Holdings"). Gen-X Holdings is a Washington corporation also in the business of distributing excess inventories of sports equipment and accessories. Gen-X Equipment and Gen-X Holdings (along with each of their direct or indirect Subsidiaries (as defined herein)) are collectively referred to herein as the "Gen-X Companies". Salter and Finkelstein own beneficially and of record all of the issued and outstanding shares of capital stock of DMJ. DMJ and the individuals set forth on Schedule A own beneficially and of record all
                                 ----------
of the issued and outstanding shares of capital stock of U.S. Co. U.S. Co. owns beneficially and of record all of the issued and outstanding shares of Canadian Co. (U.S. Co. and Canadian Co. shall be referred to individually as "Buyer" and collectively as "Buyers"). The parties desire that Global sell and Buyers purchase all of the issued and outstanding shares of capital stock of the Gen-X Holdings and Gen-X Equipment, all on and subject to the terms and conditions of this Agreement.

      INTENDING TO BE LEGALLY BOUND, and in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1.  DEFINED TERMS

      Certain defined terms used in this Agreement and not specifically defined in context are defined in this Section 1, as follows:

      1.1    "ACQUISITION AGREEMENTS" means this Agreement and the Ancillary
              ----------------------
Agreements (as defined in Section 1.3).

      1.2    "AFFILIATE" means any Person (as defined in Section 1.17) which
              ---------
controls, is controlled by or is under common control with, the designated party, either directly or indirectly through one or more intermediaries.

      1.3    "ANCILLARY AGREEMENTS" means: (a) the U.S. Co. Promissory Note, (b)
              --------------------
the Canadian Co. Promissory Note, (c) the Termination Agreements, (d) the Shared Facilities Agreement, (e) the Right of First Offer Agreement, (f) the Non-Competition Agreement, (g) the Termination of Non-Competition Agreement, (h) the Assignment and Assumption Agreement, (i) the Subordinated Note Agreements,
(j) the Guarantees, (k) the Security Agreements, (l) the Pledge Agreements, (m) the Trademark Security Agreements, (n) the Intercreditor Agreement, (o) Preferred Stock Purchase Agreement and (p) the Escrow Agreement, each as hereinafter defined.

      1.4    "ASSET" means any real, personal, mixed, tangible or intangible
              -----
property of any nature.

      1.5    "CONSENT" means any consent, approval, order or authorization of,
              -------
or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is legally necessary in order to take a specified action or actions in a specified manner and/or to achieve a specified result.

      1.6    "CONTRACT" means any written or oral contract, agreement,
              --------
instrument, order, arrangement, commitment or understanding of a legally binding nature, including, but not limited to, sales orders, purchase orders, leases, subleases, data processing agreements, maintenance agreements, license agreements, sublicense agreements, loan agreements, promissory notes, security agreements, pledge agreements, deeds, mortgages, guaranties, indemnities, warranties, employment agreements, consulting agreements, sales representative agreements, joint venture agreements, buy-sell agreements, options or warrants.

      1.7    "ENCUMBRANCE" means any lien, security interest, pledge, mortgage,
              -----------
easement, covenant, restriction, reservation, conditional sale, prior assignment, or other encumbrance, claim, burden or charge of any nature.

      1.8    "GAAP" means, in respect of a United States entity, generally
              ----
accepted accounting principles under United States accounting rules and regulations, as in effect from time to time, consistently applied and, in respect of a Canadian entity, accounting principles generally accepted in Canada, including those set out in the Handbook of the Canadian Institute of Chartered Accountants, at the relevant time, applied on a consistent basis.

      1.9    "GEN-X MATERIAL ADVERSE EFFECT" means a material adverse effect on
              -----------------------------
the business, results of operations or financial condition of the Gen-X Companies taken as a whole; provided, however, that the term "Gen-X Material Adverse Effect" shall not include any effect attributable to changes in the economy (of the United States or any other country) generally, changes in the industries in which the Gen-X Companies operate, or seasonality of the businesses of the Gen-X Companies.

      1.10   "GLOBAL MANAGEMENT" means the officers and directors of Global
              -----------------
other than Salter, Finkelstein or any employee reporting to Salter or Finkelstein.

      1.11   "INVENTORY" means, with respect to a Person, all inventory,
              ---------
merchandise, goods, packaging, supplies, boxes and other personal property held for sale or rental in the business conducted by the Person and its Subsidiaries, wherever such property is located, and any prepaid deposits for any of the same.

      1.12   "JUDGMENT" means any order, writ, injunction, citation, award,
              --------
decree or other judgment of any nature of any foreign, federal, state, provincial or local court, governmental body, administrative agency, regulatory authority or arbitration tribunal.

      1.13   "LAW" means any provision of any foreign, federal, state,
              ---
provincial or local law, statute, ordinance, charter, constitution, treaty, rule or regulation.

      1.14   "OBLIGATION" means any debt, liability or obligation of any nature,
              ----------
whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or otherwise.

      1.15   "ORIGINAL INVESTOR GROUP" means DMJ and the individuals set forth
              -----------------------
on Schedule A.
   ----------

      1.16   "PERMITTED ENCUMBRANCE"  means (a) any lien for Taxes which are not
              ---------------------
yet due or which are being contested in good faith by appropriate proceedings diligently prosecuted, in either case provided that adequate reserves therefor have been established in accordance with GAAP; (b) any carrier's, warehouseman's, mechanic's, materialman's, repairman's, landlord's or similar statutory or inchoate lien incidental to the ordinary conduct of business which involves an obligation that is not more than sixty (60) days past due or which is being contested in good faith by appropriate proceedings diligently prosecuted, in either case provided that adequate reserves therefor have been established in accordance with GAAP; or (c) any interest of a governmental agency in any lawfully made pledge or deposit under workers' compensation, unemployment insurance or other social security statutes. Notwithstanding the foregoing, Permitted Encumbrances shall not include any Encumbrance that was incurred or arose in connection with any Obligation to pay or guarantee the payment of borrowed funds including, but not limited to, funds obtained as a result of bank debt, capitalized lease, installment purchase or other financing activity.

      1.17   "PERSON" means any individual, sole proprietorship, joint venture,
              ------
partnership, corporation, association, cooperative, trust, estate, governmental body, administrative agency, regulatory authority or other entity of any nature.

      1.18   "PRIME RATE" means the prime rate of general application as set
              ----------
forth in the "Money Rates" section (or such future section as shall replace it) of The Wall Street Journal (Eastern Edition), as published on a specified date or dates, or, if no date(s) are specified, as the same shall be published from time to time.

      1.19   "PROCEEDING" means any suit, action, litigation, governmental
              ----------
investigation, arbitration, administrative hearing or other legal proceeding of any nature.

      1.20   "RESTRUCTURING PLAN" means the restructuring plan set forth on
              ------------------
Schedule 1.20.
-------------

      1.21   "SUBSIDIARY" means, with respect to any Person, any other Person as
              ----------
to which such person directly or indirectly owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities or interests of any class of such other person which are entitled to vote for the election of directors or others performing similar functions.

      1.22   "TAX" means (a) any foreign, federal, provincial, state or local
              ---
income, earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, payroll, withholding, unemployment compensation, social security or other tax of any nature, (b) any foreign, federal, state, provincial or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charge of any nature, or (c) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.  THE TRANSACTION

      2.1    SALE OF GEN-X EQUIPMENT AND GEN-X HOLDINGS.  On the Closing Date
             ------------------------------------------
(as defined in Section 10.1), (i) Global shall sell, transfer, assign and convey to U.S. Co., and U.S. Co. shall purchase, all right, title and interest in and to all of the issued and outstanding shares of capital stock of Gen-X Holdings, and (ii) Global shall sell, transfer, assign and convey to Canadian Co, and Canadian Co. shall purchase, all right, title and interest in and to all of the issued and outstanding shares of capital stock of Gen-X Equipment (the issued and outstanding shares of capital stock of Gen-X Holdings and Gen-X Equipment are collectively referred to herein as the "Gen-X Stock").

3.  PURCHASE PRICE AND CLOSING FINANCIAL STATEMENTS

      3.1    PURCHASE PRICE.  Subject to the adjustments and provisions of
             --------------
Sections 3.2 and 3.3, the total purchase price (the "Purchase Price") for the Gen-X Stock shall consist of the following: (a) U.S. Co. shall, and DMJ, Salter and Finkelstein shall cause U.S. Co. to, deliver to Global on the Closing Date as payment for the Gen-X Holdings Stock: (i) a cash payment (the "Closing Payment") in the amount of Six Million Forty Thousand Dollars ($6,040,000); (ii) a promissory note ("U.S. Co. Promissory Note") in the form attached hereto as

Exhibit "A" in the principal amount of Five Million Dollars ($5,000,000); and
-----------
(iii) the assumption of Global's non-negotiable subordinated notes in the original aggregate principal amount of Three Million Nine Hundred Sixty Thousand Dollars ($3,960,000) payable to Gen-X Holdings, dated as of the Closing Date (the "Replacement Notes"), together with all accrued and unpaid interest thereon, to be assumed by U.S. Co., and (b) Canadian Co. shall, and U.S. Co., DMJ, Salter and Finkelstein shall cause Canadian Co. to, deliver to Global on the Closing Date as payment for the Gen-X Equipment Stock a promissory note ("Canadian Co. Promissory Note") in the form attached hereto as Exhibit "B" in
                                                                -----------
the principal amount of Five Million Dollars ($5,000,000).

      3.2    PURCHASE PRICE ADJUSTMENT.
             -------------------------

          (a) If, during the two hundred seventy-three (273) day period following the Closing Date, either Buyer or any of the Gen-X Companies enter into an agreement, option or understanding or executes a letter of intent, agreement in principle or definitive agreement with any of the parties set forth on Schedule 3.2(a) (a "Sale Transaction Agreement") with respect to or that is
   ---------------
likely to result in a Sale Transaction (as defined below), then the Purchase Price shall be increased by an amount (the "Purchase Price Adjustment") determined as follows:

          (1) If the Company enters into or executes a Sale Transaction Agreement within ninety-one (91) days following the Closing Date, the Purchase Price Adjustment shall be equal to seventy-five percent (75%) of the amount, if any, by which (i) the Sale Transaction Consideration (as defined below) exceeds
(ii) Sixteen Million Dollars ($16,000,000);

          (2) If the Company enters into or executes a Sale Transaction Agreement on or after ninety-two (92) days and prior to one hundred eighty-two
(182) days following the Closing Date, the Purchase Price Adjustment shall be equal to fifty percent (50%) of the amount, if any, by which (i) the Sale Transaction Consideration exceeds (ii) Sixteen Million Dollars ($16,000,000); and

          (3) If the Company enters into or executes a Sale Transaction Agreement on or after one hundred eighty three (183) days and prior to two hundred seventy-three (273) days following the Closing Date, the Purchase Price Adjustment shall be equal to fifteen percent (15%) of the amount, if any, by which (i) the Sale Transaction Consideration exceeds (ii) Sixteen Million Dollars ($16,000,000).

          (b) For the purposes of this Agreement, a Sale Transaction shall mean
(i) any transaction or series of related transactions in which either Buyer or any of the Gen-X Companies sells, assigns, transfers, leases or licenses all or a substantial portion of its Assets, (ii) any transaction or series of related transactions (including any reorganization, merger, consolidation or other business combination) in which either Buyer or any of its Subsidiaries sells, assigns or transfers 50% or more of the outstanding capital stock (or other outstanding ownership interests) of any of the Gen-X Companies, (iii) any transaction or series of related transactions (including any reorganization, merger, consolidation or other business combination, but not including public offerings of equity securities) in which DMJ, Salter and/or Finkelstein sells, assigns or transfers 50% or more of the outstanding capital stock (or other outstanding ownership interests) of either Buyer, (iv) any transaction or series of related transactions (other than public offerings of equity securities) in which any Person or group of Persons acquires "beneficial ownership" within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of 50% or more of the capital stock of either Buyer or any of the Gen-X Companies, (v) any liquidation, dissolution or winding up of either Buyer or any of the Gen-X Companies, or (vi) any other transaction or series of related transactions the purpose or effect of which is to sell, assign or transfer control or a majority of the ownership of either Buyer or any of the Gen-X Companies or to sell, assign or transfer the business or goodwill of either Buyer or any of the Gen-X Companies; provided, however, that the implementation of the Restructuring Plan shall not in and of itself constitute a Sale Transaction.

          (c) For purposes of this Agreement, Sale Transaction Consideration shall mean the total amount of cash and the fair market value (on the date of the closing of the Sale Transaction) of all other securities and/or property paid or payable directly or indirectly to either Buyer and/or any of the Gen-X Companies or any of its securityholders (or holders of ownership interests) in connection with the Sale Transaction (including (i) amounts paid to holders of any warrants or convertible securities of either Buyer and/or any of the Gen-X Companies or to holders of any options or stock appreciation rights issued by either Buyer and/or any of the Gen-X Companies, whether or not vested; (ii) the fair market value of any assets of either Buyer and/or any of the Gen-X Companies which are retained by or otherwise distributed to their securityholders (or holders of ownership interests) or Affiliates in anticipation of or in connection with the Sale Transaction; (iii) amounts characterized as deferred compensation, consulting fees, non-competition payments and private pension benefits unless the payments are for actual bona fide services and are commercially reasonable in amount for such services); and
(iv) assumption of the outstanding amounts due under the U.S. Co. Promissory Note and/or the Canadian Co. Promissory Note.

          (d) No adjustment under this Section 3.2 shall result in a decrease to the Purchase Price. Any amount paid under this Section 3.2 is intended by all parties to be, and shall be treated by the parties as, an adjustment to the Purchase Price.

          (e) The Purchase Price Adjustment shall be paid in full in cash by Buyers to Global contemporaneously with the closing of the Sale Transaction; provided, however, that if the Sale Transaction Consideration is payable in installments and/or consists of non-cash consideration Global shall have the right, but not the obligation, to receive the Purchase Price Adjustment as and when each installment of the Sale Transaction Consideration is payable and/or in the form of such non-cash consideration.

          (f) Buyers, DMJ, Salter and Finkelstein shall notify Global in writing within three (3) business days after either Buyer, DMJ, Salter, Finkelstein or any of the Gen-X Companies enter into or execute a Sale Transaction Agreement. Notwithstanding the immediately preceding sentence, Buyers, DMJ, Salter and Finkelstein shall notify Global in writing at least thirty (30) days prior to the consummation of a Sale Transaction.

          (g) If the Sale Transaction Consideration shall consist in whole or in part of non-cash consideration, the fair market value of such consideration shall be determined by agreement between Global and Buyers. If Global and Buyers cannot agree upon the fair market value of such consideration within ten
(10) days after the consummation of the Sale Transaction, Global and Buyers shall each select an appraiser who shall determine within thirty (30) days after the closing date of the sale the fair market value of such consideration as of the closing date of the Sale Transaction. If the two appraisers agree upon the fair market value of such consideration, the agreed upon value shall be the fair market value of such consideration. If the appraisers do not agree upon the fair market value of such consideration, the higher of the two appraisals is not more than 110% of the lower of the appraisals, the fair market value of such consideration shall be the mean of the two appraisals. If the higher of the two appraisals is greater than 110% of the lower appraisal, the two appraisers shall jointly select a third appraiser who independently shall determine within sixty
(60) days after the closing date of the Sale Transaction the fair market value of such consideration as of the closing date of the Sale Transaction. The fair market value of such consideration as determined by the third appraiser will be arithmetically averaged with the two appraisals determined by the prior two appraisers, and the appraisal farthest from the average of the three appraisals will be disregarded. The fair market value of such consideration shall be the average of the two remaining appraisals.

      3.3    CURRENCY AND METHOD OF PAYMENT.  All dollar amounts stated in this
             ------------------------------
Agreement are stated in United States currency, and all payments required under this Agreement shall be paid in United States currency. All payments required under this Agreement shall be made as follows unless otherwise agreed by both the payor and the payee: (a) any payment may be made by wire transfer of immediately available United States federal funds; (b) any payment exceeding $100,000 shall be made by wire transfer of immediately available United States federal funds; (c) any payment not exceeding $100,000 may be made by ordinary check.

4.  REPRESENTATIONS OF GLOBAL

      Knowing that Buyers are relying thereon, Global, represents and warrants to Buyer as follows:

      4.1    ORGANIZATION AND AUTHORITY.  Gen-X Equipment is a corporation duly
             --------------------------
organized and validly existing under the Laws of Ontario. Gen-X Holdings is a corporation duly organized, validly existing and in good standing under the Laws of the state of Washington. Gen-X Equipment and Gen-X Holdings each possess the full corporate power and authority to own their Assets, conduct their business as presently conducted and enter into and perform this Agreement and the transactions contemplated hereby and the Ancillary Agreements to which they are a party or by which they are bound and the transactions contemplated thereby.

      4.2    THE GEN-X EQUIPMENT STOCK.  The authorized capital stock of Gen-X
             -------------------------
Equipment consists of an unlimited number of common shares and an unlimited number of preference shares, of which 10,000 common shares are issued and outstanding (the "Gen-X Equipment Stock") and owned beneficially and of record by Global, free and clear of all Encumbrances, except as set forth on Schedule
                                                                      --------
4.2.  Subject to obtaining the required consents set forth on Schedule 4.4,
---                                                           ------------
Global has the full right to sell and transfer all right, title and interest in and to the Gen-X Equipment Stock, and upon delivery and payment for the Gen-X Equipment Stock as provided herein, Buyers will acquire good title thereto, free and clear of all Encumbrances. Except for this Agreement, none of the Global Management has entered into any outstanding Contract relating to the issuance, sale, redemption, ownership or disposition of any of the Gen-X Equipment Stock or other securities of Gen-X Equipment. None of the Global Management has entered into any contract relating to any stock appreciation rights, phantom shares, cash performance units or other similar rights issued by Gen-X Equipment.

      4.3    THE GEN-X HOLDINGS STOCK.  The authorized capital stock of Gen-X
             ------------------------
Holdings consists of (i) 1,000,000 shares of Class A common shares, no par value, and 1,000,000 shares of Class V common shares, no par value, of which 9,650 shares and 350 shares, respectively, are issued and outstanding (the "Gen-X Holdings Common Stock") and owned beneficially and of record by Global, free and clear of all Encumbrances, except as set forth on Schedule 4.3, and (ii)
                                                      ------------
1,000,000 preferred shares, of which 49,975 shares are issued and outstanding (the "Gen-X Holdings Preferred Stock") and owned beneficially and of record by Global, free and clear of all Encumbrances (the Gen-X Holdings Common Stock and the Gen-X Holdings Preferred Stock being collectively referred to as the "Gen-X Holdings Stock"). Global has the full right to sell and transfer all right, title and interest in and to the Gen-X Holdings Stock, and upon delivery and payment for the Gen-X Holdings Stock as provided herein, Buyers will acquire good title thereto, free and clear of all Encumbrances. Except for this Agreement, none of the Global Management has entered into any outstanding Contract relating to the issuance, sale, redemption, ownership or disposition of any of the Gen-X Holdings Stock or other securities of Gen-X Holdings. None of the Global Management has entered into any contract relating to any stock appreciation rights, phantom shares, cash performance units or other similar rights issued by Gen-X Holdings.

      4.4    EFFECT OF AGREEMENT.  The execution, delivery and performance of
             -------------------
the Acquisition Agreements by Global (to the extent it is a party thereto or bound thereby), and the consummation by it of the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate actions by its board of directors and shareholders, except that Global is required to obtain the approval of this Agreement and the transactions contemplated hereto by its shareholders (the "Global Shareholder Approval"),
(b) do not constitute a breach or violation of, or a default under, the certificate of incorporation, bylaws or other organizational document of Global,
(c) do not constitute a breach or violation of, or a default under, any Contract to which Global is a party or by which Global is bound or its assets or business, (d) do not constitute a violation of any Law or Judgment applicable to Global or its assets or business, (e) do not result in the creation of any Encumbrance upon, or give to any other Person any interest in, the Gen-X Equipment Stock or the Gen-X Holdings Stock, and (f) except as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Bylaws of the National Association of Securities Dealers, Inc. (the "NASD") and for the Global Shareholder Approval and the Consents set forth on Schedule 4.4 (the "Global Required Consents"), do not require the Consent of
   ------------
any Person; except in the case of clauses (c), (d), and (f) for breaches, violations, defaults, interests or Consents which would not have a material adverse effect on the ability of Global to consummate the transactions contemplated by this Agreement. This Agreement constitutes, and the Ancillary Agreements when executed and delivered will constitute, the valid and legally binding agreements of Global enforceable against it (to the extent it is a party thereto or bound thereby) in accordance with their respective terms.

      4.5    PROCEEDINGS AND JUDGMENTS.  Except as described on Schedule 4.5, to
             -------------------------                          ------------
the knowledge of Global, (a) no Proceeding is currently pending or threatened, to which any of the Gen-X Companies are a party, except any such Proceeding that would not have a Gen-X Material Adverse Effect, or by which the Gen-X Holdings Stock or the Gen-X Equipment Stock is affected, and (b) no Judgment is currently outstanding against any of the Gen-X Companies, except any such Judgment that would not have a Gen-X Material Adverse Effect, or by which the Gen-X Holdings Stock or the Gen-X Equipment Common Shares is affected.

      4.6    BROKERAGE FEES.  Except for Deutsche Bank Alex. Brown, the fees of
             --------------
which will be paid by Global, no Person acting on behalf of Global is entitled to any brokerage, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement.

      4.7    FULL DISCLOSURE.  No representation or warranty made by Global in
             ---------------
this Agreement or the Ancillary Agreements or pursuant hereto or thereto contains any untrue statement of any material fact or omits to state any material fact that is necessary to make the statements made, in the context in which made, not false or misleading.

5.  REPRESENTATIONS OF BUYERS, DMJ, SALTER AND FINKELSTEIN

      Knowing that Global is relying thereon, Buyers, DMJ, Salter and Finkelstein, jointly and severally, represent and warrant to Global as follows:

      5.1    ORGANIZATION AND AUTHORITY.  Each Buyer is a corporation duly
             --------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. DMJ is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Buyers and DMJ each possess the full corporate power and authority to own their respective Assets, conduct their respective businesses as presently conducted, and enter into and perform this Agreement and the transactions contemplated hereby and the Ancillary Agreements to which they are a party or by which they are bound and the transactions contemplated thereby. Salter and Finkelstein each have the full capacity, power and authority to enter into and perform this Agreement and the transactions contemplated hereby and the Ancillary Agreements to which they are a party and by which they are bound and the transactions contemplated thereby.

      5.2    EFFECT OF AGREEMENT.  The execution, delivery and performance of
             -------------------
the Acquisition Agreements by Buyers, DMJ, Salter and Finkelstein (to the extent they are parties thereto or bound thereby), and the consummation by them of the transactions contemplated hereby and thereby, (a) in the case of Buyers and DMJ, have been duly authorized by all necessary corporate actions by their boards of directors and shareholders, (b) in the case of Buyers and DMJ, do not constitute a breach or violation of, or a default under, the certificate of incorporation or bylaws (or other organization documents) of Buyers, (c) do not constitute a breach or violation of, or a default under, any Contract to which Buyers, DMJ, Salter or Finkelstein are parties or by which Buyers are bound, (d) do not constitute a violation of any Law or Judgment applicable to Buyers, DMJ, Salter or Finkelstein (e) do not result in the creation of any Encumbrance upon, or give to any other Person any interest in, Buyers' capital stock or in the business or Assets of Buyers, and (f) except as may be required under the HSR Act, the Exchange Act, and the Bylaws of the NASD and for the Consents set forth on Schedule 5.2 (the "Buyer Required Consents"), do not require the Consent of
   ------------
any Person; except in the case of clauses (c), (d) and (f) for breaches, violations, defaults, Encumbrances, interests or Consents which would not have a material adverse effect on the ability of Buyers, DMJ, Salter or Finkelstein to consummate the transactions contemplated by this Agreement. This Agreement constitutes, and the Ancillary Agreements when executed and delivered will constitute, the valid and legally binding agreements of Buyers, DMJ, Salter and Finkelstein enforceable against them (to the extent they are parties thereto or bound thereby) in accordance with their respective terms.

      5.3    GLOBAL PREFERRED STOCK AND CONTINGENT NOTES.  DMJ owns, free and
             -------------------------------------------
clear of all Encumbrances and has the full right to sell and transfer all right, title and interest in and to Seven Thousand Two Hundred (7,200) shares of Global preferred stock, par value $.01 per share (the "Global Preferred Stock") Global's non-negotiable subordinated contingent notes in the aggregate original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000), dated May 12, 1998 (the "Contingent Notes"), and upon delivery of the Global Preferred Stock and the Contingent Notes as provided in the Restructuring Plan, Global will acquire good title thereto, free and clear of all Encumbrances.

      5.4    OPERATIONS AND OBLIGATIONS OF BUYER.   Except as set forth on
             -----------------------------------
Schedule 5.4, Buyers were formed solely for the purpose of engaging in the
------------
transactions contemplated by this Agreement and the Ancillary Agreements, and neither Buyer has other than the transactions, engaged in any business activities, conducted any operations or incurred or agreed to incur any obligation.

      5.5    PROCEEDINGS AND JUDGMENTS.  Except as described on Schedule 5.5,
             -------------------------                          ------------
(a) no Proceeding is currently pending, or to the knowledge of DMJ, Salter and Finkelstein, threatened, to which Buyers DMJ, Salter or Finkelstein are parties, or by which Buyers' capital stock or the business or Assets of Buyers are affected, and (b) no Judgment is currently outstanding against Buyers, DMJ, Salter or Finkelstein or by which Buyers' capital stock or the business or Assets of Buyers are affected other than the transactions.

      5.6    BROKERAGE FEES.  No Person acting on behalf of Buyers DMJ, Salter
             --------------
or Finkelstein is entitled to any brokerage or finder's fee in connection with the transactions contemplated by this Agreement.

      5.7    INVESTMENT MATTERS.  The Gen-X Stock to be received by Buyers
             ------------------
hereunder is being acquired for investment purposes only and not with a view to, or for sale in connection with, any resale or distribution in violation of the Securities Act of 1933, as amended (the "1933 Act"). Buyers have had access to or been furnished with all information about the Gen-X Companies which they believe is necessary to evaluate the purchase of the Gen-X Stock. Buyers believe that they are fully knowledgeable or have been fully apprised of all facts and circumstances necessary to permit them to make an informed decision about the Gen-X Stock to be received by Buyers hereunder, that they has sufficient knowledge and experience in business and financial matters, that they are capable of evaluating the merits and risks of an investment in such securities, and that they have the capacity to protect their own interests in connection with the transactions contemplated hereby. Buyers are "accredited investors" as defined in Regulation D under the 1933 Act. Buyers have been advised by Global and understand that (a) the Gen-X Stock to be received by Buyers hereunder will not be registered under the 1933 Act or any securities Law of any Governmental Authority, and (b) such securities must be held indefinitely unless and until they are subsequently registered under the 1933 Act and all other applicable securities Laws or an exemption from registration becomes available.

      5.8    OBLIGATIONS.  Neither of DMJ, Salter or Finkelstein has incurred
             -----------
any Obligation on behalf of Global or any of its Subsidiaries other than the Gen-X Companies.

      5.9    NEGOTIATIONS.  Neither Salter, Finkelstein nor any of their
             ------------
Affiliates or representatives have engaged in the past six (6) months in any discussion with any Person or any Subsidiary, Affiliate, representative or advisor of any Person listed on Schedule 5.9 regarding (i) the sale, conveyance
                                ------------
or disposition of all or substantially all of the assets of the Gen-X Companies or any transaction in which more than fifty percent (50%) of the voting power of the Gen-X Companies is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Gen-X Companies.

      5.10   GLOBAL REPRESENTATIONS.  To the knowledge of DMJ, Salter and
             ----------------------
Finkelstein, no representation or warranty made by Global in any of the Acquisition Agreements or pursuant thereto contains any untrue statement of any material fact or omits to state any material fact that is necessary to make the statements made, in the context in which made, not false or misleading.

      5.11   COMPETITION ACT.  There is no requirement to make any filing, give
             ---------------
any notice, or obtain any authorization, in connection with the Competition Act (Canada) as a condition to the lawful completion of the transactions contemplated by this Agreement.

      5.12   FULL DISCLOSURE.  No representation or warranty made by Buyers,
             ---------------
DMJ, Salter or Finkelstein in this Agreement or the Ancillary Agreements or pursuant hereto or thereto contains any untrue statement of any material fact or omits to state any material fact that is necessary to make the statements made, in the context in which made, not false or misleading.

      5.13   HART-SCOTT-RODINO. Buyers are their own "ultimate parent entity" as
             -----------------
such term is defined pursuant to the HSR Act.  Except for Buyers, no other
person or entity is an ultimate parent entity of Buyers.   Buyers and all
entities controlled by them, on a consolidated basis, do not (i) hold $10,000,000 in total assets (as shown on Buyers' most recent regularly prepared balance sheet) or (ii) have $10,000,000 in annual net sales (as shown on Buyers' most recent regularly prepared annual statement of income and expense), as such amounts are determined under HSR. For purposes of this Section 5.7, the terms "controlled", "annual net sales", "regularly prepared annual statement of income and expense", "total assets" and "regularly prepared balance sheet" shall have the meanings ascribed to them pursuant to the HSR Act.

6.  CERTAIN OBLIGATIONS OF GLOBAL PENDING CLOSING

      6.1    GLOBAL SHAREHOLDERS' MEETING.  Promptly after the date of this
             ----------------------------
Agreement, Global shall prepare and cause to be filed with the SEC a proxy statement (the "Proxy Statement") to be sent to the shareholders of Global in connection with the Global Shareholders' Meeting (as defined below). Subject to the exercise by the board of directors of Global of its fiduciary duties under applicable Law, Global shall take all action reasonably necessary under all applicable Law to call, give notice of, convene and hold a meeting of Global's shareholders (the "Global Shareholders' Meeting") to consider, act upon and vote upon the approval of this Agreement and the transactions contemplated hereby.

      6.2    CONDUCT PENDING CLOSING.  During the period from the date of this
             -----------------------
Agreement to the Closing Date, except with the express prior written consent of Buyers, Global shall cause the Gen-X Companies to conduct their respective businesses in the ordinary course and shall cause the Gen-X Companies not make any changes in the business of the Gen-X Companies that would have a Gen-X Material Adverse Effect or to pay any dividend or distribution to Global.

      6.3    CONSENTS.  Between the date of this Agreement and the Closing Date,
             --------
Global shall, and Global shall cause the Gen-X Companies to, in good faith, use all reasonable efforts to obtain as promptly as practicable the Global Required Consents, including all required filings under the HSR Act, and cooperate with Buyers in obtaining the Buyer Required Consents.

      6.4    ADVICE OF CHANGES.  Between the date of this Agreement and the
             -----------------
Closing Date, Global shall promptly advise Buyers in writing of any fact of which any of them obtains knowledge and which, if existing or known as of the date of this Agreement, would have been required to be set forth or disclosed in or pursuant to any of the Acquisition Agreements (it being understood that any such advice shall not be deemed to modify the representations, warranties or covenants of Global contained in the Acquisition Agreements or any written statement, document or certificate delivered by Global under or in connection with the Acquisition Agreements).

      6.5    REASONABLE EFFORTS.  Global shall, and Global shall cause the Gen-X
             ------------------
Companies to, use all reasonable efforts to consummate the transactions contemplated by the Acquisition Agreements as promptly as practicable.

      6.6    INVESTMENT CANADA NOTICE.  Global, within thirty (30) days after
             ------------------------
the Closing Date, will make, or cause to be made, together with Buyers, DMJ, Salter and Finkelstein, the filing of any requisite notice under the Investment Canada Act.

7.    CERTAIN OBLIGATIONS OF BUYERS, DMJ, SALTER AND FINKELSTEIN PENDING CLOSING

      7.1    CONSENTS.  Between the date of this Agreement and the Closing Date,
             --------
Buyers, DMJ, Salter and Finkelstein shall, in good faith, use all reasonable efforts to obtain as promptly as practicable, the Buyer Required Consents, including all required filings under the HSR Act, and shall cooperate with Global in obtaining the Global Required Consents.

      7.2    ADVICE OF CHANGES.  Between the date of this Agreement and the
             -----------------
Closing Date, Buyers, DMJ, Salter and Finkelstein shall promptly advise Global in writing of any fact of which it obtains knowledge and which, if existing or known as of the date of this Agreement, would have been required to be set forth or disclosed in or pursuant to any of the Acquisition Agreements (it being understood that any such advice shall not be deemed to modify the representations, warranties or covenants of Buyers contained in any of the Acquisition Agreements or any written statement, document or certificate delivered by Buyers under or in connection with any of the Acquisition Agreements).

      7.3    REASONABLE EFFORTS.  Buyers, DMJ, Salter and Finkelstein shall use
             ------------------
all reasonable efforts to consummate the transactions contemplated by the Acquisition Agreements.

      7.4    CONDUCT PENDING CLOSING.  During the period from the date of this
             -----------------------
Agreement to the Closing Date, except with the express prior written consent of Global, Salter and Finkelstein shall cause the Gen-X Companies to conduct their respective businesses in the ordinary course and shall not make any changes in the business of the Gen-X Companies that would have a Gen-X Material Adverse Effect.

      7.5    INVESTMENT CANADA NOTICE.  Each of Buyers, DMJ, Salter and
             ------------------------
Finkelstein, within thirty (30) days after the Closing Date, will make, or cause to be made, together with Global, the filing of any requisite notice under the Investment Canada Act.

      7.6    CAPITALIZATION OF U.S. CO. AND CANADIAN CO..  DMJ, Salter and
             -------------------------------------------
Finkelstein shall, prior to the Closing Date, cause the Buyers to be, as of the Closing Date, capitalized with an aggregate of $6,000,000 or more, of which $4,000,000 or more shall be in the form of capital stock of Buyers.

      7.7    CERTAIN OBLIGATIONS.  Buyers, DMJ, Salter and Finkelstein shall
             -------------------
cause Global and all of its subsidiaries other than the Gen-X Companies to be released from any and all obligations that Global has to Ride, Inc., RoyNat and their Affiliates.

8. CONDITIONS PRECEDENT TO CLOSING BY GLOBAL

      Each obligation of Global to be performed on the Closing Date shall be subject to the satisfaction of each of the following conditions, except to the extent that such satisfaction is waived by Global in writing:

      8.1    REPRESENTATIONS OF BUYERS, DMJ, SALTER AND FINKELSTEIN.
             ------------------------------------------------------

          8.1.1 Subject to Section 8.1.2, the representations and warranties of Buyers, DMJ, Salter and Finkelstein contained in this Agreement shall have been true in all material respects on and as of the date made and shall be true in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except that any representation or warranty made as of a specified date shall be true in all material respects on and as of such date, in each case without giving effect to any advice given by Buyers under Section 7.2.

          8.1.2 The representations and warranties of Buyers, DMJ, Salter and Finkelstein contained in this Agreement that are qualified by materiality shall have been true in all respects on the date of this Agreement and shall be true in all respects on and as of the Closing Date, except that any such representation or warranty made as of a specified date shall be true in all respects on and as of such date, in each case without giving effect to any advice given by Buyers under Section 7.2.

      8.2    PERFORMANCE BY BUYERS, DMJ, SALTER AND FINKELSTEIN.   All of the
             --------------------------------------------------
covenants, terms, obligations and conditions of this Agreement to be satisfied or performed by Buyers, DMJ, Salter and Finkelstein on or before the Closing Date shall have been substantially satisfied or performed.

      8.3    HSR ACT.  Any applicable waiting period under the HSR Act relating
             -------
to the transactions contemplated hereby shall have expired or been terminated.

      8.4    GLOBAL SHAREHOLDER APPROVAL.  The Global Shareholder Approval shall
             ---------------------------
have been obtained.

      8.5    RESTRUCTURING.  The Restructuring shall be in form and substance
             -------------
reasonably satisfactory to Global.

      8.6    REMOVAL FROM OBLIGATIONS.  Global and all of its Subsidiaries other
             ------------------------
than the Gen-X Companies shall have been released from any and all obligations to Ride, Inc., RoyNat and their Affiliates.

      8.7    ABSENCE OF PROCEEDINGS.  No Proceeding shall have been instituted
             ----------------------
on or before the Closing Date by any Person (other than Global and/or any of the Gen-X Companies), no Judgment shall have been issued, and no new Law shall have been enacted, that seeks to or does prohibit or restrain, or that seeks material damages as a result of, the consummation of the transactions contemplated by the Acquisition Agreements.

      8.8    FAIRNESS OPINION.  Global shall have received the written opinion
             ----------------
of its financial advisor to the effect that, as of the date of approval by the board of directors of Global of the Acquisition Agreements, the consideration to be received by Global for the Gen-X Stock in connection with the transactions contemplated by the Acquisition Agreements is fair, from a financial point of view, to Global, which written opinion shall not have been withdrawn, modified or changed.

9. CONDITIONS PRECEDENT TO CLOSING BY BUYERS

      Each obligation of Buyers to be performed on the Closing Date shall be subject to the satisfaction of each of the following conditions, except to the extent that such satisfaction is waived by Buyers in writing:

      9.1    REPRESENTATIONS OF GLOBAL.
             -------------------------

          9.1.1 Subject to Section 9.1.2, the representations and warranties of Global contained in this Agreement shall have been true in all material respects on and as of the date made and shall be true in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except that any representation or warranty made as of a specified date shall be true in all material respects on and as of such date, in each case without giving effect to any advice given by Global under
Section 6.4.

          9.1.2 The representations and warranties of Global contained in this Agreement that are qualified by materiality shall have been true in all respects on the date of this Agreement and shall be true in all respects on and as of the Closing Date, except that any such representation or warranty made as of a specified date shall be true in all respects on and as of such date, in each case without giving effect to any advice given by Global under Section 6.4.

      9.2    PERFORMANCE BY GLOBAL.  All of the covenants, terms, obligations
             ---------------------
and conditions of this Agreement to be satisfied or performed by Global on or before the Closing Date shall have been substantially satisfied or performed.

      9.3    ABSENCE OF PROCEEDINGS.  No Proceeding shall have been instituted
             ----------------------
on or before the Closing Date by any Person (other than Buyers, DMJ, Salter or Finkelstein), no Judgment shall have been issued, and no new Law shall have been enacted, that seeks to or does prohibit or restrain, or that seeks material damages as a result of, the consummation of the transactions contemplated by the Acquisition Agreements.

      9.4    ACCELERATION OF VESTING OF OPTIONS.  Global shall have (a)
             ----------------------------------
accelerated the vesting of all of the options to purchase shares of Global common stock, par value $.01 per share ("Global Common Stock"), held as of the date hereof by Salter and Finkelstein, so that such options shall become exercisable as of the Closing Date; and (b) agreed to accelerate the vesting of options granted to the employees set forth on Schedule 9.4 for a maximum
                                              ------------
aggregate of 40,100 shares of Global Common Stock on the same vesting terms as Global previously agreed to with such employees, in addition to the 241,830 shares with respect to which Global had previously agreed to accelerate the vesting of options held by the employees set forth on Schedule 9.4.
                                                      ------------

10.  CLOSING

      10.1.  CLOSING. Unless this Agreement is terminated in accordance with
             -------
Section 13, the closing of the transactions contemplated by this Agreement ("Closing") shall be held at 10:00 A.M. Philadelphia, Pennsylvania time on such date and at such time as is agreed upon by Global and Buyers which shall be no later than the second business day after the satisfaction or waiver of all conditions set forth in Sections 8 and 9 hereof, unless another date and time is agreed upon by Global and Buyers ("Closing Date"). The Closing shall be held at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, PA 19103 or such other location as is agreed upon by Global and Buyers.

      10.2.  OBLIGATIONS OF GLOBAL.  At the Closing, Global shall deliver or
             ---------------------
cause to be delivered the following to Buyers:

          10.2.1    GEN-X EQUIPMENT STOCK.  Stock certificates representing all
                    ---------------------
of the Gen-X Equipment Stock, together with assignments separate from certificate in blank, dated the Closing Date and duly executed by Global, and stamps or other proper evidence of the payment of any stock transfer or similar Taxes due as a result of the transfer of such stock, to transfer all of the Gen-X Equipment Stock.

          10.2.2    GEN-X HOLDINGS STOCK.  Stock certificates representing all
                    --------------------
of the Gen-X Holdings Stock, together with assignments separate from certificate in blank, dated the Closing Date and duly executed by Global, and stamps or other proper evidence of the payment of any stock transfer or similar Taxes due as a result of the transfer of such stock, to transfer all of the Gen-X Holdings Stock.

          10.2.3    PROXY OF GLOBAL.  A voting proxy in favor of Buyers in
                    ---------------
connection with the Stock certificates of Gen-X Equipment registered in the name of Global and held by the pledgeholder pursuant to the Pledge and Security Agreement to be executed by the Buyers.

          10.2.4    CORPORATE RECORDS AND MINUTE BOOKS.  All of the original
                    ----------------------------------
minute books and stock books of the Gen-X Companies.

          10.2.5    CERTIFIED RESOLUTIONS.  Copies of the resolutions duly
                    ---------------------
adopted by the board of directors, and if necessary the shareholders, of Global, authorizing Global to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement, certified by an officer of Global as in full force and effect, without modification or rescission, on and as of the Closing Date.

          10.2.6    TERMINATION OF EMPLOYMENT AGREEMENTS.  Termination
                    ------------------------------------
Agreements in the forms attached hereto as Exhibit "C" and Exhibit "D", relating
                                           -----------     -----------
to the Employment Agreements of Salter and Finkelstein, duly executed by Global as of the Closing Date.

          10.2.7    SHARED FACILITIES AGREEMENTS.  Shared Facilities Agreement
                    ----------------------------
in the form attached hereto as Exhibit "E", duly executed by Global as of the
                               -----------
Closing Date.

          10.2.8    RIGHT OF FIRST OFFER AGREEMENT.  Right of First Offer
                    ------------------------------
Agreement in the form attached hereto as Exhibit "F", duly executed by Global as
                                         -----------
of the Closing Date.

          10.2.9    NON-COMPETITION AGREEMENT. Non-Competition Agreement in the
                    -------------------------
form attached hereto as Exhibit "G", dated the Closing Date, duly executed by
                        -----------
Global and Michael G. Rubin.

          10.2.10   TERMINATION OF NON-COMPETITION AGREEMENT.  Termination of
                    ----------------------------------------
Non-Competition Agreement in the form attached hereto as Exhibit "H", relating
                                                         -----------
to the Non-Competition Agreement of DMJ, Salter and Finkelstein duly executed by Global as of the Closing Date.

          10.2.11   CLOSING CERTIFICATE.  A certificate dated the Closing Date
                    -------------------
and duly executed by Global, in which Global represents and warrants to Buyers that the conditions set forth in Sections 9.1, 9.2, 9.3 and 9.4 have been satisfied.

          10.2.12   LEGAL OPINION.  Legal Opinion of Blank Rome Comisky &
                    -------------
McCauley LLP, counsel to Global in the form attached hereto as Exhibit "I ".
                                                               ------------

          10.2.13   INTERCREDITOR AGREEMENT.  Intercreditor Agreement in the
                    -----------------------
form attached hereto as Exhibit "J", duly executed by Global, as of the Closing
                        -----------
Date.

          10.2.14   CONSENTS.  The Global Required Consents.
                    --------

          10.2.15   OTHER DOCUMENTS.  All other agreements, certificates,
                    ---------------
instruments, opinions and documents reasonably requested by Buyers in order to fully consummate the transactions contemplated by the Acquisition Agreements.

      10.3.  OBLIGATIONS OF BUYERS AT CLOSING.  At the Closing, Buyers, DMJ,
             --------------------------------
Salter and Finkelstein shall deliver or cause to be delivered the following to
Global:

          10.3.1    CLOSING PAYMENT.  The Closing Payment in the amount set
                    ---------------
forth in Section 3.1, paid in the manner set forth in Section 3.3.

          10.3.2    PROMISSORY NOTES.  The U.S. Co. Promissory Note and the
                    ----------------
Canadian Co. Promissory Note in the forms attached hereto as Exhibit "A" and
                                                             -----------
Exhibit "B", duly executed by U.S. Co. and Canadian Co., respectively, as of the
-----------
Closing Date.

          10.3.3    PROXY OF DMJ.  A voting proxy in favor of Global in
                    ------------
connection with the 800 shares of Global Preferred Stock registered in the name of DMJ.

          10.3.4    PREFERRED STOCK.  Stock certificates representing 7,200
                    ---------------
shares of Global Preferred Stock, together with assignments separate from certificate duly executed by DMJ to transfer such shares to Global.

          10.3.5    ASSIGNMENT AND ASSUMPTION OF REPLACEMENT NOTES.  Assignment
                    ----------------------------------------------
and Assumption Agreement in the form attached hereto as Exhibit "K", relating to
                                                        -----------
the Replacement Notes, duly executed by DMJ as of the Closing Date.

          10.3.6    TERMINATION OF EMPLOYMENT AGREEMENTS.  Termination
                    ------------------------------------
Agreements in the forms attached hereto as Exhibit "C" and Exhibit "D", relating
                                           -----------     -----------
to the Employment Agreements of Salter and Finkelstein, duly executed by Salter and Finkelstein, respectively, as of the Closing Date.

          10.3.7    SUBORDINATED NOTE AGREEMENTS.  Subordinated Note Agreements
                    ----------------------------
in the forms attached hereto as Exhibit "L", duly executed by Buyers as of the
                                -----------
Closing Date.

          10.3.8    GUARANTEES.  The Guarantees of the Gen-X Companies in the
                    ----------
form attached hereto as Exhibit "M", duly executed by each of the Gen-X
                        -----------
Companies as of the Closing Date.

          10.3.9    SECURITY AGREEMENTS.  Security Agreements in the forms
                    -------------------
attached hereto as Exhibit "N", duly executed by each of the Gen-X Companies as
                   -----------
of the Closing Date.

          10.3.10   PLEDGE AGREEMENTS.  Pledge Agreements in the forms attached
                    -----------------
hereto as Exhibit "O", duly executed by each of the Gen-X Companies as of the
          -----------
Closing Date.

          10.3.11   TRADEMARK SECURITY AGREEMENTS.  Trademark Security
                    -----------------------------
Agreements in the forms attached hereto as Exhibit "P", duly executed by each of
                                           -----------
the Gen-X Companies as of the Closing Date.

          10.3.12   INTERCREDITOR AGREEMENT.  Intercreditor Agreement in the
                    -----------------------
form attached hereto as Exhibit "J", duly executed by U.S. Co., Canadian Co.,
                        -----------
Gen-X Holdings, Gen-X Equipment and Hongkong Bank of Canada as of the Closing Date.

          10.3.13   PREFERRED STOCK PURCHASE AGREEMENT.  Preferred Stock
                    ----------------------------------
Purchase Agreement in the form attached hereto as Exhibit "Q", duly executed by
                                                  -----------
DMJ, Gen-X Holdings and Gen-X Equipment as of the Closing Date.

          10.3.14   GEN-X HOLDINGS STOCK.  Stock certificates representing all
                    --------------------
of the Gen-X Holdings Stock, together with assignments separate from certificate in blank, dated the Closing Date and duly executed by U.S. Co., to be held by the pledgeholder under the Pledge and Security Agreement to be executed by U.S. Co.

          10.3.15   UCC-1 FINANCING STATEMENTS.  UCC-1 Financing Statements,
                    --------------------------
duly executed by each of the Gen-X Companies as of the Closing Date.

          10.3.16   PPSA FINANCING STATEMENTS.  Financing Statements under the
                    -------------------------
Personal Property Security Act (Ontario), duly executed, as applicable, by each of the Gen-X Companies and the Buyer, as applicable, as of the Closing Date.

          10.3.17   SHARED FACILITIES AGREEMENTS.  Shared Facilities Agreement
                    ----------------------------
in the forms attached hereto as Exhibit "E", duly executed by Gen-X Equipment as
                                -----------
of the Closing Date.

          10.3.18   CERTIFIED RESOLUTIONS.  Copies of the resolutions duly
                    ---------------------
adopted by the boards of directors of Buyers, authorizing such companies to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement, certified by an officer of such company as in full force and effect, without modification or rescission, on and as of the Closing Date.

          10.3.19   CLOSING CERTIFICATE.  A certificate dated the Closing Date
                    -------------------
and duly executed by Buyers, DMJ, Salter and Finkelstein, in which they represent and warrant to Global that the conditions set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6 and 8.7 have been satisfied.

          10.3.20   LEGAL OPINION.  Legal Opinion of Borden & Elliot, counsel to
                    -------------
Buyers, DMJ, Salter and Finkelstein, in the form attached hereto as Exhibit "R".
                                                                    -----------

          10.3.21   CONSENTS.  The Buyers Required Consents.
                    --------

          10.3.22   OTHER DOCUMENTS.  All other agreements, certificates,
                    ---------------
instruments, opinions and documents reasonably requested by Global in order to fully consummate the transactions contemplated by the Acquisition Agreements.

11.  CERTAIN POST-CLOSING OBLIGATIONS

      11.1   FURTHER ASSURANCES.  At any time and from time to time after the
             ------------------
Closing Date, at Buyers' request, and without further consideration, Global shall promptly execute and deliver all such further agreements, certificates, instruments and documents, and perform such further actions, as Buyers may reasonably request in order to fully consummate the transactions contemplated by the Acquisition Agreements and carry out the purposes and intent of the Acquisition Agreements. At any time and from time to time after the Closing Date, at Global's request, and without further consideration, Buyers, DMJ, Salter and/or Finkelstein shall promptly execute and deliver all such further agreements, certificates, instruments and documents, and perform such further actions, as

Global may reasonably request in order to fully consummate the transactions contemplated by the Acquisition Agreements and carry out the purposes and intent of the Acquisition Agreements.

      11.2.  NONDISCLOSURE
             -------------

          11.2.1 At all times after the Closing Date, except with Buyers' express prior written consent, Global shall not, directly or indirectly, in any capacity, communicate, disclose or divulge to any Person, or use for the benefit of any Person, any confidential or proprietary knowledge or information of the Gen-X Companies. For purposes of this Section 11.2.1, confidential information shall not include any information that (i) is now available to the public or which becomes available to the public other than as a result of disclosure by Global, (ii) is or becomes available to Global on a non-confidential basis from a source other than the Gen-X Companies, or (iii) has been independently acquired or developed by Global without violating any of its obligations under this Agreement.

          11.2.2 At all times after the Closing Date, except with Global's express prior written consent, neither Buyers, DMJ, Salter nor Finkelstein shall, directly or indirectly, in any capacity, communicate, disclose or divulge to any Person, or use for the benefit of any Person, any confidential or proprietary knowledge or information of Global. For purposes of this Section 11.2.2, confidential information shall not include any information that (i) is now available to the public or which becomes available to the public other than as a result of disclosure by Buyers, DMJ, Salter or Finkelstein, (ii) is or becomes available to Buyers, DMJ, Salter or Finkelstein on a non-confidential basis from a source other than the Global, or (iii) has been independently acquired or developed by Buyers, DMJ, Salter or Finkelstein without violating any of its obligations under this Agreement.

          11.2.3 Global, on the one hand, and Buyers, DMJ, Salter nor Finkelstein on the other, expressly acknowledge that any breach by it of the covenant contained in Section 11.2.1 or 11.2.2, as the case may be (the "Covenant"), may result in irreparable injury to the other party for which money damages could not adequately compensate. If there is such a breach, the aggrieved party shall be entitled, in addition to all other rights and remedies it may have at law or in equity, to have an injunction issued by any competent court enjoining and restraining the breaching party and all other Persons involved therein, from continuing such breach.

          11.2.4 If any portion of the Covenant or its application is construed to be invalid, illegal or unenforceable, then the other portions and their application shall not be affected thereby and shall be enforceable without regard thereto. If any portion of the Covenant is determined to be unenforceable due to its scope, duration, geographical area or similar factor, then the court making such determination shall have the power to reduce or limit such scope, duration, area or other factor, and such Covenant shall then be enforceable in its reduced or limited form.

      11.3   NONCOMPETITION
             --------------

          11.3.1 During the period beginning on the date hereof and ending on the date when Buyers' obligations under the U.S. Co. Promissory

Note and the Canadian Co. Promissory Note have been completely and indefeasibly satisfied (the "Restrictive Period"), except with Global's prior written consent, none of Buyers, DMJ, Salter or Finkelstein shall, directly or indirectly, in any capacity, at any location where any of the Gen-X Companies currently conducts or proposes to conduct business as of the date hereof (the "Territory"):

          (A) Communicate with or solicit any Person who is or during the one-year period prior to the Closing Date was, or during the Restrictive Period becomes, a customer, supplier, employee, salesman, agent or representative of, or a consultant to, any of the Gen-X Companies, in any manner which interferes or might interfere with such Person's relationship with any of the Gen-X Companies, or in an effort to obtain any such Person as a customer, employee, salesman, agent or representative of, or a consultant to, any other Person that conducts a business competitive with or similar to all or any part of the business of any of the Gen-X Companies as currently conducted, or

          (B) Establish, own, manage, operate, finance or control, or participate in the establishment, ownership, management, operation, financing or control of, or be a director, officer, employee, salesman, agent or representative of, or be a consultant to, any Person that conducts a business competitive with or similar to all or any part of the business of any of the Gen-X Companies as currently conducted.

          11.3.2 Buyers, DMJ, Salter and Finkelstein expressly acknowledge that (a) the restrictive covenants of this Section 11.3 (the "Covenants") are a material part of the consideration bargained for by Global, and (b) without the agreement of Buyers, DMJ, Salter and Finkelstein to be bound by the Covenants, Global would not have agreed to enter into this Agreement and consummate the transactions contemplated hereby.

          11.3.3 Buyers, DMJ, Salter and Finkelstein expressly acknowledge that any breach by any of them of any of the Covenants will result in irreparable injury to Global for which money damages could not adequately compensate. If there is such a breach, Global shall be entitled, in addition to all other rights and remedies it may have at law or equity, to have an injunction issued by any competent court enjoining and restraining Buyers, DMJ, Salter, Finkelstein and all other Persons involved therein from continuing such breach. The existence of any claim or cause of action which any of Buyers, DMJ, Salter, Finkelstein or any such other Person may have against Global shall not constitute a defense or bar to the enforcement of any of the Covenants. If Global must resort to litigation to enforce any of the Covenants that has a fixed term, then such term shall be extended for a period of time equal to the period during which a breach of such Covenant was occurring, beginning on the date of a final court order (without further right of appeal) holding that such a breach occurred or, if later, the last day of the original fixed term of such Covenant.

          11.3.4 If any portion of any Covenant or its application is construed to be invalid, illegal or unenforceable, then the other portions and their application shall not be affected thereby and shall be enforceable without regard thereto. If any of the Covenants is determined to be unenforceable due to its scope, duration, geographical area or similar factor, then the court making such determination shall have the power to reduce or limit such scope, duration, are or other factor, and such Covenant shall then be enforceable in its reduced or limited form.

          11.3.5 Buyers, DMJ, Salter and Finkelstein expressly acknowledge that the provisions of this Section 11.3 of the Agreement are reasonable and valid in all respects and irrevocably waive (and irrevocably agree not to raise) as a defense any issue of reasonableness (including the reasonableness of the noncompetition covenant insofar as it relates to the business of the Gen-X Companies, the Territory or the duration or scope of the Covenants) in any proceeding to enforce any provision of this Section 11.3 of the Agreement, the intention of the parties being to provide for the legitimate and reasonable protection of the interests of Global and by providing, without limitation, for the broadest scope, the longest duration and the widest territory allowable by law.

      11.4   REMOVAL OF ASSETS.  Buyers shall, at their expense, within ninety
             -----------------
(90) days after the Closing Date, remove all of the Assets owned by Gen-X Holdings and Gen-X Equipment (including any Inventory and warehouse and racking equipment sold by KPR Sports International, Inc. to Gen-X Holdings, or its Affiliates, prior to the date hereof) from Global's premises, FOB King of Prussia, without any disruption of Global's operation, and at such times as shall be reasonably satisfactory to Global. If not so removed during such time period, Global may, at its option, have such items shipped to Buyers at Buyers' expense, or agree to store such items for Buyers, in which case Buyers shall pay to Global a reasonable storage charge for such period of time that Global stores such items. In the event Global stores such items for Buyers, Buyers agree that Global shall have no liability with respect to such items and hereby releases and holds harmless Global from any such liability.

      11.5   INVESTIGATION
             -------------

          11.5.1 During the period beginning on the date hereof and ending on the date when Buyers' obligations under the U.S. Co. Promissory Note and the Canadian Co. Promissory Note shall have been completely and indefeasibly satisfied:

          (A) Buyers shall permit Global and its authorized representatives to have full access to the Gen-X Companies' facilities during normal business hours, to observe the Gen-X Companies' business operations, to meet with the Gen-X Companies' officers and employees engaged in the Gen-X Companies' business, and to audit, examine and copy all of the Gen-X Companies' files, books and records, and other documents and papers relating to the Gen-X Companies' business, and

          (B) Buyers shall provide to Global and its authorized representatives all information concerning the Gen-X Companies and the Gen-X Companies' business and Assets, and all information concerning the financial condition of the Gen-X Companies and the Gen-X Companies' business, that is reasonably requested by Global.

          11.5.2    The expense of any investigation by Global pursuant to this
Section 11.5 shall be borne solely by Global; provided, however, that if there has been: (a) a misrepresentation, breach or failure of any representation or warranty made by Buyers, DMJ, Salter or Finkelstein in any of the Acquisition Agreements or (b) a failure or refusal by Buyers, DMJ, Salter or Finkelstein to satisfy or perform any covenant, term, obligation or condition of any of the

Acquisition Agreements required to be satisfied or performed by Buyers, DMJ, Salter or Finkelstein, then Buyers shall reimburse Global for all reasonable fees and expenses incurred by or on behalf of Global in connection with such investigation.

12.1 INDEMNIFICATION, SETOFF AND PAYMENT OF ADJUSTMENTS

      12.1.  INDEMNIFICATION OBLIGATIONS OF GLOBAL.  From and after the Closing,
             -------------------------------------
Global shall indemnify and hold harmless Buyers and their directors, officers, employees, Affiliates, successors and assigns, from and against any and all Proceedings, Judgments, Obligations, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses (including, but not limited to, reasonable attorneys' fees, investigation expenses, court costs, interest and penalties) arising out of or in connection with, or caused by, directly or indirectly, any or all of the following:

          12.1.1 Any misrepresentation, breach or failure of any representation or warranty made by Global in any of the Acquisition Agreements or any written statement, document or certificate delivered to Buyers by Global under or in connection with the Acquisition Agreements.

          12.1.2 Any failure or refusal by Global to satisfy or perform any covenant, term, obligation or condition of this Agreement required to be satisfied or performed by any of them.

          12.1.3 Amounts due to Just for Feet, Inc. resulting from purchases by Global from Just for Feet, Inc. prior to August 1, 1999.

      12.2.  INDEMNIFICATION OBLIGATIONS OF BUYERS, DMJ, SALTER AND FINKELSTEIN.
             -------------------------------------------------------------------
From and after the Closing, Buyers, DMJ, Salter and Finkelstein, jointly and severally, shall indemnify and hold harmless Global and its respective directors, officers, employees, Affiliates, successors and assigns, from and against any and all Proceedings, Judgments, Obligations, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses (including, but not limited to, reasonable attorneys' fees, investigation expenses, court costs, interest and penalties) arising out of or in connection with, or caused by, directly or indirectly, any or all of the following:

          12.2.1 Any misrepresentation, breach or failure of any representation or warranty made by Buyers, DMJ, Salter or Finkelstein in any of the Acquisition Agreements or any written statement, document or certificate delivered to Global by Buyers, DMJ, Salter or Finkelstein under or in connection with any of the Acquisition Agreements.

          12.2.2 Any failure or refusal by Buyers, DMJ, Salter or Finkelstein to satisfy or perform any covenant, term, obligation or condition of any of the Acquisition Agreements required to be satisfied or performed by Buyers, DMJ, Salter or Finkelstein.

          12.2.3 Any action, suit or claim arising out of, caused by or based in whole or in part upon any act or omission of Gen-X Holdings or Gen-X Equipment, or any of their respective shareholders, partners, directors, executives, officers, employees, agents or representatives at any time after the Closing or any event which occurs after the Closing.

          12.2.4 Any liability of or claim against Global in connection with any Customs Canada detailed adjustment statement issued against any of the Gen-X Companies, including, but not limited to the Customs Canada detailed adjustment statements issued against Gen-X Equipment: (a) dated January 27, 1999, assessing duties in the amount of Cdn$303,548, GST in the amount of Cdn$233,650 together with interest in the amount of Cdn$72,416; and (b) dated March 1, 1999, assessing duties in the amount of Cdn$625,985, GST in the amount of Cdn$526,240 together with interest in the amount of Cdn$60,232.

          12.2.5 Any action, suit or claim by any of the Minority Shareholders (as defined in the Stock Purchase Agreement, dated May 12, 1998, by and among Global, DMJ, Salter, Finkelstein and certain other individuals and entities) or any of their respective shareholders, partners, directors, executives, officers, employees, agents, representatives, heirs, executors, administrators, personal representatives or assigns arising out of, caused by or based in whole or in part upon any act or omission of DMJ, Salter, Finkelstein, Gen-X Holdings or Gen-X Equipment, or any of their respective shareholders, partners, directors, executives, officers, employees, agents, representatives, heirs, executors, administrators, personal representatives or assigns.

          12.2.6 Amounts due to Just for Feet, Inc. resulting from purchases by any of the Gen-X Companies from Just for Feet, Inc. on or after August 1, 1999.

      12.3   INDEMNIFICATION NOTICE.  With respect to each event, occurrence or
             ----------------------
matter ("Indemnification Matter") and with respect as to which Buyers, DMJ, Salter or Finkelstein on the one hand, or Global on the other hand (referred to as the "Indemnitee"), is entitled to indemnification from another party (referred to as the "Indemnitor") under this Section 12, within ten days after the Indemnitee receives any written documents underlying the Indemnification Matter, or, if the Indemnification Matter does not involve a third party action, suit, claim or demand, promptly after the Indemnitee first has actual knowledge of the Indemnification Matter, the Indemnitee shall give notice to the Indemnitor of the nature of the Indemnification Matter and the amount demanded or claimed in connection therewith ("Indemnification Notice").

      12.4   DEFENSE OF INDEMNIFICATION MATTERS.  If an Indemnification Matter
             ----------------------------------
involves a third party action, suit, claim or demand, then, upon receipt of the Indemnification Notice, the Indemnitor shall, at its expense and through counsel of its choice, promptly assume and have sole control of the litigation, defense or settlement of the Indemnification Matter (referred to as the "Defense"), except that:

          12.4.1 The Indemnitee may, at its option and expense and through counsel of its choice, participate in (but not control) the Defense.

          12.4.2 If the Indemnitee reasonably believes that the handling of the Defense by the Indemnitor may have a material adverse effect on the Indemnitee's business or its relationship with any customer, supplier, employee, contractor, salesman, agent or representative, then the Indemnitee may, at its option and expense and through counsel of its choice, assume control of the Defense; provided that the Indemnitor shall continue to be obligated to indemnify the Indemnitee with respect thereto and shall be entitled to participate in the Defense at its expense and through counsel of its choice, provided further that Indemnitee shall not consent to any Judgment or agree to any settlement without Indemnitor's prior written consent.

          12.4.3 The Indemnitor shall not consent to any Judgment or agree to any settlement without the Indemnitee's prior written consent; provided that if the Indemnitee withholds its consent to any monetary Judgment or settlement that is acceptable to the Indemnitor, then (a) the Indemnitor's liability with respect to such Indemnification Matter shall be limited to such monetary amount, and (b) the Indemnitee shall be responsible for any additional costs reasonably incurred by the Indemnitor in connection therewith.

          12.4.4 If the Indemnitor does not promptly assume control over the Defense diligently and in good faith or, after doing so, does not continue to prosecute the Defense in good faith, the Indemnitee may, at its option and through counsel of its choice, but at the Indemnitor's expense, assume control over the Defense; provided that the Indemnitor shall continue to be obligated to indemnify the Indemnitee with respect thereto, provided further that Indemnitee shall not consent to any Judgment or agree to any settlement without Indemnitor's prior written consent.

          12.4.5 In any event, the Indemnitor and the Indemnitee shall fully cooperate with each other in connection with the Defense, including, but not limited to, furnishing all available documentary or other evidence as is reasonably requested by the other.

      12.    LIMITS ON INDEMNIFICATION MATTERS AND GLOBAL'S PAYMENT.
             ------------------------------------------------------

          12.5.1    LIMITS ON GLOBAL'S PAYMENT.  The amounts, if any, owed by
                    --------------------------
Global to Buyers as Indemnitor pursuant to Section 12.1 ("Global's Payment"), shall be subject to the following:

          (A) DEDUCTIBLE.  No amount shall be payable by Global to Buyers for
              ----------
Global's Payment, unless and until the aggregate amount of Global's Payment exceeds Fifty Thousand Dollars ($50,000), in which event Global shall pay such aggregate amount and all future amounts payable by Global under this Section 12.

          (B) EXCEPTIONS.  The limitation in Sections 12.5.1(A) shall not apply
              ----------
in case of any Indemnification Matter or other adjustment involving fraud, willful misconduct or criminal matters.

          (C) DURATION.  With respect to any Indemnification Matter, Global
              --------
shall have no liability unless Buyers give an Indemnification Notice in accordance with Section 12.3 within 12 months after the Closing Date, provided, however, that the limitation contained in this Section 12.5.1(C) shall not apply to any Indemnification Matter that arises from any failure or refusal by Global to satisfy or perform any covenant, term, obligation or condition of any of the Acquisition Agreements required to be satisfied or performed by Global after the Closing Date.

          12.5.2    LIMITS ON BUYERS' INDEMNIFICATION.  The amount, if any, owed
                    ---------------------------------
by Buyers, DMJ, Salter and Finkelstein to Global as Indemnitor pursuant to
Section 12.2 shall be subject to the following:

          (A) DEDUCTIBLE.  No amount shall be payable by Buyers, DMJ, Salter and
              ----------
Finkelstein to Global under this Section 12, unless and until the aggregate amount otherwise payable by Buyers, DMJ, Salter and Finkelstein under this
Section 12 exceeds Fifty Thousand Dollars ($50,000), in which event Buyers, DMJ, Salter and Finkelstein shall pay such aggregate amount and all future amounts payable by Buyers, DMJ, Salter and Finkelstein under this Section 12.

          (B) EXCEPTIONS.  The limitation in Sections 12.5.2(A) shall not apply
              ----------
in case of any Indemnification Matter involving fraud, willful misconduct or criminal matters.

          (C) DURATION.  With respect to any Indemnification Matter, Buyers
              --------
shall have no liability unless Global gives an Indemnification Notice in accordance with Section 12.3 within 12 months after the Closing Date, provided, however, that the limitation contained in this Section 12.5.2(C) shall not apply to any Indemnification Matter that arises from any failure or refusal by Buyers, DMJ, Salter or Finkelstein to satisfy or perform any covenant, term, obligation or condition of any of the Acquisition Agreements that is required to be satisfied or performed after the Closing Date or that arises under Section 12.2.3.

          12.5.3    If Global is obligated to pay Buyers any amounts under
Section 12.1 after taking into account the application of the limitations contained in Section 12.5.1(A), then any such amount payable by Global to Buyers shall be reduced by any amounts Buyers would have been required to pay to Global under Section 12.5.2 but for the application of the limitations contained in
Section 12.5.2(A). If Buyers, DMJ, Salter or Finkelstein is obligated to pay Global any amounts under Section 12.2 after taking into account the limitations contained in Section 12.5.2(A), then any such amounts payable by Buyers to Global shall be reduced by any amounts Global would have been required to pay to Buyers under Sections 12.1 but for the application of the limitations contained in Section 12.5.1(A).

      12.6.  INDEMNIFICATION PAYMENT AND BUYERS' PAYMENT.  All amounts owed by
             -------------------------------------------
the Indemnitor to the Indemnitee (if any) shall be paid in full within twenty
(20) days after a final settlement or agreement as to the amount owed is reached, or after a final Judgment (without further right of appeal) determining the amount owed is rendered. Any amount paid under this Section 12 is intended by all parties and shall be considered to be and treated as an adjustment to the Purchase Price.

      12.7.  SETOFF AND HOLDBACK.  In addition to all other rights and remedies
             -------------------
that the Indemnitee may have, the Indemnitee shall have the right to setoff, against any monies due to the Indemnitor (whether under this Agreement or otherwise), any sums for which the Indemnitee is entitled to indemnification under this Section 12 or any other sums which the Indemnitor may owe to the Indemnitee (whether under this Agreement or otherwise). The Indemnitee's rights to indemnification under this Section 12 shall under no circumstances be in any manner limited by this right of setoff. If any Indemnification Matters are pending at the time the Indemnitee is required to make any payment to the Indemnitor (whether under this Agreement or otherwise), then the Indemnitee shall pay the total amount for which the Indemnitor may become liable as a result thereof, determined by the Indemnitee reasonably and in good faith, to Borden & Elliot, as escrow agent, to be held by such escrow agent pursuant to the escrow agreement (the "Escrow Agreement") attached hereto as Exhibit "S", until final determination
                               -----------
of such Indemnification Matter, and shall pay the balance, if any, of such payment to the Indemnitor.

13.  TERMINATION

      13.1.    TERMINATION.  This Agreement, and the transactions contemplated
             -----------
hereby, may be terminated at any time before Closing in accordance with any of the following methods:

          13.1.1    By the mutual written consent of Global and Buyers.

          13.1.2 By written notice from Global to Buyers, or from Buyers to Global, if the Closing does not occur on or before February 28, 2000 for any reason other than a breach of this Agreement by the party giving such notice.

          13.1.3 By written notice from Buyers to Global, if it becomes certain, for all practical purposes, that any of the conditions to the Closing Obligations of Buyers, DMJ, Salter or Finkelstein cannot be satisfied for a reason other than Buyers', Salter's or Finkelstein's breach of this Agreement, and Buyers are not willing to waive the satisfaction of such condition.

          13.1.4 By written notice from Global to Buyers if it becomes certain, for all practical purposes, that any of the conditions to the Closing Obligations of Global cannot be satisfied for a reason other than Global's breach of this Agreement, and Global is not willing to waive the satisfaction of such condition.

          13.1.5 By written notice from Buyers to Global if Global breaches any of its representations, warranties, covenants or agreements contained in this Agreement.

          13.1.6 By written notice from Global to Buyers if Buyers, DMJ, Salter or Finkelstein breaches any of its representations, warranties, covenants or agreements contained in this Agreement.

          13.1.7 By written notice from Global to Buyers if Global receives an offer from a third party to acquire Gen-X Holdings and Gen-X Equipment and the board of directors of Global determines, in good faith, that its fiduciary duties under applicable Law require Global to accept such offer.

      13.2.  EFFECT OF TERMINATION.  Upon termination of this Agreement pursuant
             ---------------------
to Section 13.1, this Agreement shall forthwith have no further force or effect, and there shall be no liability on the part of any party hereto, except for the obligations of the parties under this Section 13.2 and

Section 14 (other than Section 14.7), and except that no such termination shall relieve any party from any breach of this Agreement prior to such termination.

14.  OTHER PROVISIONS

      14.1.  CONFIDENTIALITY.  During the period from the date of this Agreement
             ---------------
to the Closing Date, (a) each of the parties shall maintain the confidentiality of all confidential information which is disclosed to them in connection with this Agreement, and (b) none of the parties will discuss the existence or nature of this Agreement or the transaction contemplated hereby with any of the other parties' customers, prospects, suppliers, employees, contractors, salesmen, agents or representatives. If this Agreement is terminated in accordance with
Section 13, then each party shall promptly return all confidential information and materials of the other parties, and the provisions of the foregoing sentence shall survive such termination indefinitely.

      14.2.  PUBLICITY.  All voluntary public announcements concerning the
             ---------
transactions contemplated by this Agreement shall be mutually acceptable to both Global and Buyers. Unless required by Law, neither Global, on the one hand, nor Buyers, DMJ, Salter or Finkelstein, on the other hand, shall make any public announcement or issue any press release concerning the transactions contemplated by this Agreement without the prior written consent of Global or Buyers, respectively. With respect to any announcement that any of the parties is required by Law to issue, such party shall, to the extent possible under the circumstances, review the necessity for and the contents of the announcement with the other parties before issuing the announcement.

      14.3.  EXPENSES.  Global shall pay all of the fees and expenses incurred
             --------
by it in negotiating and preparing the Acquisition Agreements and in consummating the transactions contemplated by the Acquisition Agreements. The Gen-X Companies shall pay all of the fees and expenses incurred by Buyers, DMJ, Salter and Finkelstein in negotiating and preparing the Acquisition Agreements and in consummating the transactions contemplated by the Acquisition Agreements. Notwithstanding the foregoing, Buyers, DMJ, Salter and Finkelstein (and not the Gen-X Companies) shall pay all of the fees and expenses incurred by Buyers, DMJ, Salter and Finkelstein in negotiating and preparing the Acquisition Agreements and in consummating the transactions contemplated by the Acquisition Agreements if this Agreement, and the transactions contemplated hereby, are terminated pursuant to Section 13.1.6 of this Agreement.

      14.4.  NOTICES.  All notices, consents or other communications required or
             -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) three business days after being mailed by first class certified mail, return receipt requested, postage prepaid, or (c) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the first page or the signature pages of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. A copy of each notice to Buyers, DMJ, Salter or Finkelstein shall be simultaneously sent to Borden & Elliot, Scotia Plaza, 40 King Street West, Toronto, Ontario M5H 3Y4, Canada, Attn:

Daniel F. Hirsh. A copy of each notice to Global shall be simultaneously sent to: Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania 19103, Attn: Francis E. Dehel, Esquire. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 14.4, except that any such change of address notice shall not be effective unless and until received.

      14.5.  AMENDMENT.  This Agreement may be amended, modified or supplemented
             ---------
by the parties hereto, provided that any such amendment, modification or supplement shall be in writing and signed by Global, and Buyers, DMJ, Salter and Finkelstein.

      14.6.  WAIVERS.  No waiver with respect to this Agreement shall be
             -------
enforceable against Global unless in writing and signed by Global. No waiver with respect to this Agreement shall be enforceable against Buyers, DMJ, Salter and/or Finkelstein unless in writing and signed by Buyers, DMJ, Salter and/or Finkelstein, as the case will be. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of the same or any other right, power or remedy.

      14.7.  SURVIVAL OF REPRESENTATIONS.  All representations, warranties and
             ---------------------------
covenants made in or pursuant to this Agreement shall survive the date hereof, the Closing Date and the consummation of the transactions contemplated hereby and thereby.

      14.8.  ENTIRE UNDERSTANDING.  The Acquisition Agreements, together with
             --------------------
the Exhibits and Schedules hereto and thereto, state the entire understanding among the parties with respect to the subject matter hereof and thereof, and supersede all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof and thereof.

      14.9.  PARTIES IN INTEREST.  This Agreement shall bind, benefit, and be
             -------------------
enforceable by and against each party hereto and its successors and assigns. Global shall not in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of Buyers, and neither Buyers, DMJ, Salter nor Finkelstein shall in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of Global.

      14.10. SEVERABILITY.  If any provision of this Agreement is construed to
             ------------
be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

      14.11. COUNTERPARTS.  This Agreement may be executed in any number of
             ------------
counterparts, each of which when so executed and delivered shall constitute an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one original counterpart hereof; provided, however, that if acceptable to Global, Buyers, DMJ, Salter and Finkelstein, the Closing may be effected by facsimile transmission of executed copies of the signature pages to this Agreement delivered at the Closing and by sending original copies of signature pages to this Agreement delivered at the Closing by reputable overnight delivery service, postage or delivery charges prepaid, for delivery to the parties at their addresses stated on the first page or signature pages of this Agreement by the third business day following the Closing Date.

      14.12. SECTION HEADINGS.  The section and subsection headings in this
             ----------------
Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

      14.13. REFERENCES.  All words used in this Agreement shall be construed to
             ----------
be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, (i) the words "hereof" and "hereunder" and similar references refer to this Agreement in its entirety and not to any specific section or subsection hereof, and (ii) the word "including" shall mean including but not limited to.

      14.14. CONTROLLING LAW.  THIS AGREEMENT IS MADE UNDER, AND SHALL BE
             ---------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      14.15. JURISDICTION AND PROCESS.  Each of the parties (a) irrevocably
             ------------------------
consents to the exclusive jurisdiction of the Courts of Common Pleas of Montgomery County, Pennsylvania, or the United States District Court for the Eastern District of Pennsylvania, in any and all actions between or among any of the parties, whether arising hereunder or otherwise, (b) IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION, and (c) irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 14.4. In any and all actions between or among any of the parties, whether arising hereunder or otherwise, the prevailing party or parties shall be entitled to recover their reasonable attorneys' fees and legal expenses from the other party or parties.

      14.16. NO THIRD PARTY BENEFICIARIES.  No provision of this Agreement is
             ----------------------------
intended to or shall be construed to grant or confer any right to enforce this Agreement, or any remedy for breach of this Agreement, to or upon any Person other than the parties hereto, including, but not limited to, any customer, prospect, supplier, employee, contractor, salesman, agent or representative of any of the parties hereto.

      14.17. CONSTRUCTION.  The parties agree that any rule of construction to
             ------------
the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of the Acquisition Agreements or any other agreements or documents delivered in connection with the transactions contemplated by the Acquisition Agreements.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed, or have caused this Agreement to be executed on their behalf by their duly authorized officers, as of the date first stated above.

GLOBAL SPORTS, INC.                             DMJ FINANCIAL, INC.


By:  /s/ Michael G. Rubin                       By:  /s/ Kenneth J. Finkelstein
   ----------------------------                    ----------------------------
       Name: Michael G. Rubin                      Name:
       Title: Chairman and CEO                     Title:


GEN-X ACQUISITION (U.S.), INC.                  GEN-X ACQUISITION (CANADA) INC.


By:  /s/ James J. Salter                        By:  /s/ James J. Salter
   ----------------------------                    ----------------------------
       Name:                                       Name:
       Title:                                      Title:



  /s/ Kenneth J. Finkelstein                      /s/ James J. Salter
-------------------------------                 -------------------------------
KENNETH J. FINKELSTEIN                          JAMES J. SALTER

                                                                      APPENDIX B

                               [LOGO OF DEUTSCHE
                            BANK SECURITIES, INC.]

                                              September 24, 1999

Board of Directors
Global Sports, Inc.
555 S. Henderson Road
King of Prussia, PA 19406

Gentlemen:

Deutsche Bank Securities Inc. ("Deutsche Bank") has acted as financial advisor to Global Sports, Inc. ("Global Sports") in connection with the proposed sale of Gen-X Holdings Inc., Gen-X Equipment Inc. and the off-price division of KPR Sports International, Inc. (collectively, the "Company") pursuant to an acquisition agreement dated September 24, 1999 (the "Acquisition Agreement") between (i) Global Sports and (ii) Gen-X Acquisition (US), Inc. and Gen-X Acquisition (Canada) Inc., entities controlled by James Salter and Kenneth Finkelstein, (collectively, the "Buyer"), which provides, among other things, for the acquisition of the Company by the Buyer (the "Transaction"). As set forth more fully in the Acquisition Agreement, as a result of the Transaction, the Buyer will purchase the Company for aggregate consideration (the "Consideration") of $20 million payable in the form of (i) $6.0 million in cash,
(ii) $10.0 million in subordinated notes and (iii) $4.0 million through the assumption of certain liabilities owing from Global Sports to DMJ Financial, Inc., an entity owned by Messrs. Salter and Finkelstein. The terms and conditions of the Transaction are more fully set forth in the Acquisition Agreement.

You have requested Deutsche Bank's opinion, as investment bankers, as to the fairness, from a financial point of view, to Global Sports of the Consideration to be received by Global Sports for the Company in connection with the Transaction.

In connection with Deutsche Bank's role as financial advisor to Global Sports, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning the Company and certain internal analyses and other information furnished to it by the Company and Global Sports. Deutsche Bank has also held discussions with members of the senior managements of the Company and Global Sports regarding the business and prospects of the Company. In addition, Deutsche Bank has (i) reviewed the actual and 1999 forecasted financial performance of the Company, (ii) reviewed the financial terms of certain recent acquisitions which it deemed comparable in whole or in part, (iii) reviewed the terms of the Acquisition Agreement and certain related documents, and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate. We found no publicly-traded companies that are comparable to the Company. Accordingly, we were unable to value the Company based upon comparable market valuations. In addition, based upon the nature of the Company's business, management of the Company and Global Sports believes it is impractical to produce financial projections beyond the current fiscal year; consequently, we were unable to perform a discounted cash flow valuation analysis or leveraged buyout valuation analysis.

Board of Directors
Global Sports, Inc.
September 24, 1999
Page 2


Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Company, including, without limitation, any financial information or forecasts considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of the Company. With respect to the financial forecasts made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and Global Sports as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts or the assumptions on which they are based. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date hereof.

For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of Global Sports, the Company and the Buyer contained in the Acquisition Agreement are true and correct and that Global Sports, the Company and the Buyer will each perform all of the covenants and agreements to be performed by it under the Purchase Agreement and all conditions to the obligations of each of Global Sports and the Buyer to consummate the Transaction will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which Global Sports is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on Global Sports.

This opinion is addressed to, and for the use and benefit of, the Board of Directors of Global Sports and is not a recommendation to the stockholders of Global Sports to approve the Transaction. This opinion is limited to the fairness, from a financial point of view, to Global Sports of the Consideration to be received by Global Sports for the Company in connection with the Transaction, and Deutsche Bank expresses no opinion as to the merits of the underlying decision by Global Sports to engage in the Transaction.

Deutsche Bank will be paid a fee for its services as financial advisor to Global Sports in connection with the Transaction, a substantial portion of which is contingent upon consummation of the Transaction. We are an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking and other financial services to Global Sports or its affiliates for which it has received compensation, including representing Global Sports as exclusive sale agent in its divestiture of its branded footwear business. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of Global Sports for their own accounts and for the accounts of their customers.

Board of Directors
Global Sports, Inc.
September 24, 1999
Page 3


Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Based upon and subject to the foregoing, it is Deutsche Bank's opinion as investment bankers that the Consideration to be received by Global Sports for the Company in connection with the Transaction is fair, from a financial point of view, to Global Sports.

                                    Very truly yours,


                                    DEUTSCHE BANK SECURITIES INC.

                           INDEMNIFICATION AGREEMENT
                                                                      APPENDIX C



Parties:  GLOBAL SPORTS, INC.,
-------
          a Delaware corporation (the "Company")
          555 South Henderson Road
          King of Prussia, PA 19406

          _____________________ ("Indemnitee")
          _____________________
          _____________________

Date:
----

Background:    The Company and Indemnitee recognize that in the present business
----------
environment, officers and directors of public companies are subject to the risk of expensive corporate and other litigation. Indemnitee does not regard the current protection provided by the Company as adequate given the present circumstances and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee to serve as officers and/or directors of the Company and to indemnify its officers and/or directors so as to provide them with the maximum protection permitted by law.

     INTENDING T0 BE LEGALLY BOUND, and in consideration of the mutual agreements stated below and other good and valuable consideration, the Company and Indemnitee agree as follows:

     1.   Indemnification.
          ---------------

          (a)  Third Party Proceedings.  The Company shall indemnify Indemnitee
               -----------------------
if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) (i) by reason of the fact that Indemnitee is or was a director, officer, employee, attorney, or agent of the Company, or any subsidiary of the Company, (ii) by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, attorney or agent, or (iii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b)  Proceedings By or in the Right of the Company.  The Company shall
               ---------------------------------------------
indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor (i) by reason of the fact that Indemnitee is or was a director, officer, employee, attorney or agent of the Company, or any subsidiary of the Company, (ii) by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, attorney or agent, or (iii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, attorney or agent of another corporation, partnership, joint venture, trust or other enterprise in each case against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

          (c)  Mandatory Indemnification. To the extent that Indemnitee has been
               -------------------------
successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) and 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith. For purposes of this Section 1(c), the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal or dismissal (with or without prejudice) of any claim, action, suit or proceeding against Indemnitee without any express finding of liability or guilt against him, or (ii) the expiration of a reasonable period of time after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement.

     2.   Expenses and Indemnification Procedure.
          --------------------------------------

          (a)  Advancement of Expenses.  The Company shall advance all expenses
               -----------------------
incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
Section 1(a) or (b) hereof. For purposes of any advancement hereunder, the Indemnitee shall be deemed to have acted (i) in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and (ii) with respect to any criminal action or procedure, to have had no reasonable cause to believe his conduct was unlawful, if under either (i) or
(ii), his action is based on the records or books of account of the Company, or the records or books of account of another corporation, partnership, joint venture, trust or another enterprise (collectively, the "other enterprises"), including financial statements, or on information supplied to him by the officers of the Company or other enterprises in the course of their duties, or on the advice of legal counsel for the Company or other enterprises or on information or records given or reports made to the Company or other enterprises by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other enterprises. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee no later than forty-five (45) days following delivery of a written request therefor by Indemnitee to the Company.

          (b)  Notice/Cooperation by Indemnitee.  Indemnitee shall, as a
               --------------------------------
condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed as provided in Section 14. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c)  Procedure.  Any indemnification and advances provided for in
               ---------
Section 1 hereof and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within forty-five (45) days after written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 hereof, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 2(a) hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (d)  Notice to Insurers. If, at the time of the receipt of a notice of
               ------------------
a claim pursuant to Section 2(b) hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (e)  Selection of Counsel. If the Company shall be obligated under
               --------------------
Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided that (i) Indemnitee shall have the right to employ separate counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          (f)  Settlements.  The Company shall not be liable to Indemnitee under
               -----------
this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold consent to any proposed settlement.

          (g)  Change In Control. If, at any time subsequent to the date of this
               -----------------
Agreement, continuing directors do not constitute a majority of the members of the Board of Directors, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), then upon the request of Indemnitee, the Company shall cause the determination of indemnification and advances required by Section 2 hereof to be made by a third-party (mutually agreed upon by the parties). The fees and expenses incurred by the third party in making the determination of indemnification and advances shall be borne solely by the Company. If such third party is unwilling and/or unable to make the determination of indemnification and advances, then the Company shall cause the indemnification and advances to be made by a majority vote or consent of a Board committee consisting solely of continuing directors. For purposes of this Agreement, a "continuing director" means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then-continuing directors.

     3.   Additional Indemnification Rights.
          ---------------------------------

          (a)  Scope. Notwithstanding any other provision of this Agreement, the
               -----
Company shall indemnify Indemnitee to the fullest extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a

Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes (to the extent not otherwise required by such law, statute or rule to be applied to this Agreement) shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b)  Non-exclusivity.  The indemnification provided by this Agreement
               ---------------
shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     4.   Continuation of Indemnity.  All agreements and obligations of the
          -------------------------
Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of other enterprises) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company, or serving in any other capacity referred to herein.

     5.   Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6.   Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge
          ---------------------
that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7.   Officer and Director Liability Insurance.  The Company shall, from
          ----------------------------------------
time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance,

Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director, or of the Company's officers, if Indemnitee is not a director of the Company but is an officer, or one of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a parent of subsidiary of the Company.

     8.   Severability. Nothing in this Agreement is intended to require or
          ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9.   Exceptions. Notwithstanding any other provision herein to the
          ----------
contrary, the Company shall not be obligated pursuant to the terms of this
Agreement:

          (a)  Claims Initiated by Indemnitee. To indemnify or advance expenses
               ------------------------------
to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement, the Company's Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law or any other statute or law, but such indemnification or advancement of expenses may be provided by the Company in specified cases if the Board of Directors finds it to be appropriate;

          (b)  Lack of Good Faith. To indemnify Indemnitee for any expenses
               ------------------
incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (c)  Insured Claims.  To indemnify Indemnitee for expenses or
               --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company or other enterprises; or

          (d)  Claims Under Section 16(b). To indemnify Indemnitee for expenses
               --------------------------
or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     10.  Construction of Certain Phrases.
          -------------------------------

          (a)  Company. For purposes of this Agreement, references to the
               -------
"Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that if Indemnitee is or was a director, officer, employee, attorney or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, attorney or agent of other enterprises, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b)  Other Definitions. For purposes of this Agreement, references to
               -----------------
"other enterprises"shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, attorney or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants, or beneficiaries; and, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     11.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     12.  Entire Understanding. This Agreement sets forth the entire
          --------------------
understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous, oral or written, express or implied, agreements and understandings.

     13.  Attorneys' Fees. If any action is instituted by Indemnitee under this
          ---------------
Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

     14.  Notice. All notices, consents or other communications required or
          ------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three business days after being mailed by first class certified mail, return receipt requested, postage prepaid, or (iii) one business day after being sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the first page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Either party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other party in accordance with this Section 14, provided that any such change of address notice shall not be effective unless and until received.

     15.  Applicable Law. This Agreement shall be governed by and construed in
          --------------
accordance with the substantive laws (and not the choice of laws rules) of the State of Delaware applicable to contracts made and to be performed entirely therein. Each of the parties irrevocably consents to service of process by certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance herewith. Each of the parties irrevocably consents to the jurisdiction of the state courts in Delaware and the federal courts in Delaware in any and all actions between the parties arising hereunder.

     16.  Amendment and Waiver.  This Agreement shall not be amended, modified
          --------------------
or terminated unless in writing and signed by Indemnitee and a duly authorized representative of Company other than Indemnitee. No waiver with respect to this Agreement shall be enforceable unless in writing and signed by the parties against which enforcement is sought (which, in the case of the Company, must be a duly authorized representative of the Company other than Indemnitee). Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence by construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     17.  Section Headings.  Any headings preceding the text of any of the
          ----------------
Sections or Subsections of this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor affect its construction, meaning, or effect.

     18.  Definitions. As used herein, the term "Person" means any individual,
          -----------
sole proprietorship, joint venture, partnership, corporation, association, cooperative, trust, estate, government body, administrative agency, regulatory authority or other entity of any nature.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


GLOBAL SPORTS, INC.


By:  ________________________       ________________________
     Name:                          INDEMNITEE
     Title:

                                                                     EXHIBIT (A)

                                                              SEPTEMBER 23, 1999

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

$5,000,000                                                  ______________, ____

                         GEN-X ACQUISITION (U.S.), INC.
                  NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

     FOR VALUE RECEIVED, and subject to the terms hereof, Gen-X Acquisition (U.S.), Inc., a Washington corporation (the "Company"), hereby promises to pay to the order of Global Sports, Inc. ("Holder"), the principal amount of FIVE MILLION DOLLARS ($5,000,000). This non-negotiable subordinated promissory note (the "Note") is being delivered by the Company to Holder as partial consideration for the purchase by the Company of the capital stock of Gen-X Holdings Inc. pursuant to the terms of a certain Acquisition Agreement (the "Acquisition Agreement"), dated as of September 24, 1999, among Holder, the Company, Canadian Acquisition Co. ("Canadian Co."), DMJ Financial, Inc., James
J. Salter and Kenneth J. Finkelstein.

          The principal balance of this Note shall be paid by the Company to Holder as follows: twenty-nine (29) equal consecutive quarterly installments of $166,666.66 commencing January 1, 2000, and continuing each April 1, July 1, October 1 and January 1 thereafter with a final installment of $166,666.86 due on April 1, 2007.

          The Company shall prepay its obligations under this Note as follows:

               (a) If, during the period beginning on the date hereof and ending on the date when the Company has completely and indefeasibly satisfied its obligations under this Note, the Company and/or any of its Subsidiaries (as defined in the Acquisition Agreement) issue any debt or equity securities, or any options, warrants or rights to acquire any debt or equity securities, resulting in cumulative, aggregate gross proceeds to the Company and/or its Subsidiaries of $10,000,000 or more, then the Company shall pay to Holder contemporaneously with each payment of such proceeds to the Company or its Subsidiaries, the lesser of (A) the aggregate of the outstanding principal of (and premium, if any, on), interest on and all other amounts due under this Note, and (B) fifty (50%) percent of such proceeds in excess of $10,000,000. Any such payment by the Company shall be applied as follows: (A) first, to any and all fees, costs and expenses that are due under this Note; (B) second, to any and all interest due under this Note; and (C) third, pro rata to the remaining installments of principal payable under this Note.

               (b) If the Company and/or any of its Subsidiaries or shareholders consummates a Sale Transaction (as defined in the Acquisition Agreement), then all amounts due under this Note shall automatically become and be due and payable immediately; provided, however, that such amounts shall not automatically become and be due and payable immediately if (i) the Sale Transaction Consideration (as defined in the Acquisition Agreement) consists solely of equity securities of the entity with whom the Company, its Subsidiaries and/or shareholders, as the case may be, has entered into such Sale Transaction, (ii) following the consummation of such Sale Transaction, the payment of this Note shall not be subordinated to more than the greater of: (A) Forty Million Dollars ($40,000,000) and (B) three times the consolidated earnings of the Company and its Subsidiaries, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis (or, if the Sale Transaction results from a reorganization, merger, consolidation or other business combination, calculated on a historical basis for the twelve-month period ending on the date the Sale Transaction is consummated) and in accordance with GAAP, consistently applied, and (iii) following the consummation of such Sale Transaction, the Company and its Subsidiaries are in compliance with the financial covenants set forth in Section
4.4 of that certain Subordinated Note Agreement (the "Note Agreement"), dated as of the date hereof, among Holder, the Company, Canadian Co., Gen-X Holdings Inc., Gen-X Equipment Inc., Gen-X Holdings Ltd. and Gen-X Equipment A.G.

               (c) Payment of Interest.  Except as otherwise provided herein,
                   -------------------
interest shall accrue on the outstanding principal balance of this Note on a daily basis at the rate of 5% per annum from the date hereof until the date which is five (5) years from the date hereof, and at the rate of 7% per annum thereafter. Upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of this Note at the rate of 12% per annum from the occurrence of such Event of Default until the Company has cured such Event of Default. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed. Interest accrued as of the date of each payment of principal shall be paid together with each payment of principal.

     All amounts payable by the Company to Holder under this Note shall be made in immediately available funds by bank certified, treasurer's or cashier's check and shall be payable at Holder's place of business located at 555 South Henderson Road, King of Prussia, Pennsylvania 19406 or at such other address of which Holder shall give written notice to the Company.

     If an Event of Default occurs and is continuing under the Note Agreement, Holder may exercise the rights and remedies set forth in the Note Agreement. The obligations evidenced by this Note are secured by the real and personal property Collateral, the Pledged Shares and the Trademarks described in the Note Agreement.

     The Company hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note.

     THE COMPANY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR THE COMPANY IN SUCH COURT AT ANY TIME AND (1) TO ENTER JUDGMENT AGAINST THE COMPANY, AND/OR (2) TO SIGN FOR THE COMPANY AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR

ACTIONS TO CONFESS JUDGMENT AGAINST THE COMPANY, IN EITHER CASE WITHOUT PROCESS, IN FAVOR OF PAYEE, WITH OR WITHOUT THE FILING OF AN AVERMENT OR DECLARATION OF DEFAULT, FOR SUCH AMOUNT AS MAY APPEAR TO BE UNPAID HEREUNDER, TOGETHER WITH ALL REASONABLE COSTS, EXPENSES AND FEES OF SUIT AND COLLECTION (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES); THE COMPANY HEREBY CONSENTS TO IMMEDIATE EXECUTION UPON SUCH JUDGMENT, WITH RELEASE OF ERRORS, WITHOUT ANY STAY OF EXECUTION OR RIGHT OF APPEAL, AND THE COMPANY HEREBY WAIVES AND RELEASES THE BENEFIT OF ALL APPRAISEMENT, OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREINAFTER IN EFFECT.

     THE COMPANY FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE COMPANY AND IN FAVOR OF PAYEE IN AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE.] RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF AN OFFICER OF GLOBAL SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE COMPANY AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF. IT IS HEREBY ACKNOWLEDGED THAT THE CONFESSION OF JUDGMENT PROVISIONS HEREIN CONTAINED WHICH AFFECT AND WAIVE CERTAIN LEGAL RIGHTS OF THE COMPANY HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY THE COMPANY.

     THIS NOTE SHALL BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     This Note and all of the terms and provisions therein shall be binding upon the Company and its successors and shall inure to the benefit of and be enforceable by Holder and its successors and assigns; provided, however, that Holder shall not assign any of its rights, title or interest in this Note to an entity that conducts a business competitive with the action and off-price sporting goods business conducted by the Company and its Subsidiaries on the date hereof, without the express prior written consent of the Company.

     The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Company has caused these presents to be executed the day and year first above written.

ATTEST:                             GEN-X ACQUISITION (U.S.), INC.

______________________________      By: ______________________________
Name:                                   Name:
Title:                                  Title:

                                                                     EXHIBIT (B)

                                                              September 23, 1999


$5,000,000                                                  ______________, ____


                        GEN-X ACQUISITION (CANADA) INC.
                  NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

     FOR VALUE RECEIVED, and subject to the terms hereof, Gen-X Acquisition (Canada) Inc., an Ontario corporation (the "Company"), hereby promises to pay to the order of Global Sports, Inc. ("Holder"), the principal amount of FIVE MILLION DOLLARS ($5,000,000). This non-negotiable subordinated promissory note (the "Note") is being delivered by the Company to Holder as partial consideration for the purchase by the Company of the capital stock of Gen-X Holdings Inc. pursuant to the terms of a certain Acquisition Agreement (the "Acquisition Agreement"), dated as of September 24, 1999, among Holder, the Company, U.S. Acquisition Co. ("U.S. Co."), DMJ Financial, Inc., James J. Salter and Kenneth J. Finkelstein.

          The principal balance of this Note shall be paid by the Company to Holder as follows: twenty-nine (29) equal consecutive quarterly installments of $166,666.66 commencing January 1, 2000, and continuing each April 1, July 1, October 1 and January 1 thereafter with a final installment of $166,666.86 due on April 1, 2007.

          The Company shall prepay its obligations under this Note as follows:

               (a) If, during the period beginning on the date hereof and ending on the date when the Company has completely and indefeasibly satisfied its obligations under this Note, the Company and/or any of its Subsidiaries (as defined in the Acquisition Agreement) issue any debt or equity securities, or any options, warrants or rights to acquire any debt or equity securities, resulting in cumulative, aggregate gross proceeds to the Company and/or its Subsidiaries of $10,000,000 or more, then the Company shall pay to Holder contemporaneously with each payment of such proceeds to the Company or its Subsidiaries, the lesser of (A) the aggregate of the outstanding principal of (and premium, if any, on), interest on and all other amounts due under this Note, and (B) fifty (50%) percent of such proceeds in excess of $10,000,000. Any such payment by the Company shall be applied as follows: (A) first, to any and all fees, costs and expenses that are due under this Note; (B) second, to any and all interest due under this Note; and (C) third, pro rata to the remaining installments of principal payable under this Note.

               (b) If the Company and/or any of its Subsidiaries or shareholders consummates a Sale Transaction (as defined in the Acquisition Agreement), then all amounts due under this Note shall automatically become and be due and payable immediately; provided, however, that such amounts shall not automatically become and be due and payable immediately if (i) the Sale Transaction Consideration (as defined in the Acquisition Agreement) consists solely of equity securities of the entity with whom the Company, its Subsidiaries and/or shareholders, as the case may be, has entered into such Sale Transaction, (ii) following the consummation of such Sale Transaction, the payment of this Note shall not be subordinated to more than the greater of: (A) Forty Million Dollars ($40,000,000) and (B) three times the consolidated earnings of the Company and its Subsidiaries, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis (or, if the Sale Transaction results from a reorganization, merger, consolidation or other business combination, calculated on a historical basis for the twelve-month period ending on the date the Sale Transaction is consummated) and in accordance with GAAP, consistently applied, and (iii) following the consummation of such Sale Transaction, the Company and its Subsidiaries are in compliance with the financial covenants set forth in Section 4.4 of that certain Subordinated Note Agreement (the "Note Agreement"), dated as of the date hereof, among Holder, the Company, U.S. Co., Gen-X Holdings Inc., Gen-X Equipment Inc., Gen-X Holdings Ltd. and Gen-X Equipment A.G.

          (c) Payment of Interest. Except as otherwise provided herein,
              -------------------
interest shall accrue on the outstanding principal balance of this Note on a daily basis at the rate of 5% per annum from the date hereof until the date which is five (5) years from the date hereof, and at the rate of 7% per annum thereafter. Upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of this Note at the rate of 12% per annum from the occurrence of such Event of Default until the Company has cured such Event of Default. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed. Interest accrued as of the date of each payment of principal shall be paid together with each payment of principal. For purposes of the Interest Act (Canada), (i) whenever any interest under any this Note is calculated using a rate based on a year of 360 days, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and (z) divided by 360;
(ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Note; and (iii) the rates of interest stipulated in this Note are intended to be nominal rates and not effective rates or yields.

     All amounts payable by the Company to Holder under this Note shall be made in immediately available funds by bank certified, treasurer's or cashier's check and shall be payable at Holder's place of business located at 555 South Henderson Road, King of Prussia, Pennsylvania 19406 or at such other address of which Holder shall give written notice to the Company.

     If an Event of Default occurs and is continuing under the Note Agreement, Holder may exercise the rights and remedies set forth in the Note Agreement.
The obligations evidenced by this Note are secured by the real and personal property Collateral, the Pledged Shares and the Trademarks described in the Note Agreement.

     The Company hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note.

     THE COMPANY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF

RECORD TO APPEAR FOR THE COMPANY IN SUCH COURT AT ANY TIME AND (1) TO ENTER JUDGMENT AGAINST THE COMPANY, AND/OR (2) TO SIGN FOR THE COMPANY AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGEMENT AGAINST THE COMPANY, IN EITHER CASE WITHOUT PROCESS, IN FAVOR OF PAYEE, WITH OR WITHOUT THE FILING OF AN AVERMENT OR DECLARATION OF DEFAULT, FOR SUCH AMOUNT AS MAY APPAER TO BE UNPAID HEREUNDER, TOGETHER WITH ALL REASONABLE COSTS, EXPENSES AND FEES OF SUIT AND COLLECTION (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY'S FEES); THE COMPANY HEREBY CONSENTS TO IMMEDIATE EXECUTION UPON SUCH JUDGEMENT, WITH RELEASE OF ERRORS, WITHOUT ANY STAY OF EXECUTION OR RIGHT OF APPEAL, AND THE COMPANY HEREBY WAIVES AND RELEASES THE BENEFIT OF ALL APPRAISEMENT, OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREINAFTER IN EFFECT.

     THE COMPANY FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGEMENT AGAINST THE COMPANY AND IN FAVOR OF PAYEE IN AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE. RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF AN OFFICER OF GLOBAL SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE COMPANY AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF. IT IS HEREBY ACKNOWLEDGED THAT THE CONFESSION OF JUDGMENT PROVISIONS HEREIN CONTAINED WHICH AFFECT AND WAIVE CERTAIN LEGAL RIGHTS OF THE COMPANY HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY THE COMPANY.

     THIS NOTE SHALL BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     This Note and all of the terms and provisions therein shall be binding upon the Company and its successors and shall inure to the benefit of and be enforceable by Holder and its successors and assigns; provided, however, that Holder shall not assign any of its rights, title or interest in this Note to an entity that conducts a business competitive with the action and off-price sporting goods business conducted by the Company and its Subsidiaries on the date hereof, without the express prior written consent of the Company.

     The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Company has caused these presents to be executed the day and year first above written.

ATTEST:                                GEN-X ACQUISITION (CANADA) INC.

______________________________         By: ______________________________
Name:                                      Name:
Title:                                     Title:

                                                                     EXHIBIT (L)


                                                                 October 8, 1999

                          SUBORDINATED NOTE AGREEMENT
                          ---------------------------

Parties:  GLOBAL SPORTS, INC.,
          a Delaware corporation ("Global")
          555 S. Henderson Road
          King of Prussia, PA 19406

          GEN-X ACQUISITION (U.S.), INC.,
          a Washington corporation ("Buyer")
          701 5th Avenue
          Suite 3300
          Seattle, Washington 98104-7082

          GEN-X ACQUISITION (CANADA) INC.,
          an Ontario corporation ("Canadian Co.")
          25 Vanley Crescent
          North York, Ontario M3J 2B7
          Canada

          GEN-X HOLDINGS INC.,
          a Washington corporation ("Gen-X Holdings")
          25 Vanley Crescent
          North York, Ontario M3J2B7
          Canada

          GEN-X EQUIPMENT INC.,
          an Ontario corporation ("Gen-X Equipment")
          25 Vanley Crescent
          North York, Ontario M3J2B7
          Canada

          GEN-X EQUIPMENT LTD.,
          a Washington corporation ("Gen-X Ltd.")
          P.O. Box 34936
          Seattle, Washington

          GEN-X EQUIPMENT A.G.,
          a Swiss corporation ("Gen-X A.G.")
          Neugasse 29
          6301 Zug Switzerland

Date:  ______________, _____

Background. Global, Buyer, Canadian Co., DMJ Financial Inc. ("DMJ"), James J. Salter ("Salter") and Kenneth J. Finkelstein ("Finkelstein") are parties to an Acquisition Agreement, dated as of September 24, 1999 (the "Acquisition Agreement"), pursuant to which (i) Buyer acquired all of the issued and outstanding shares of capital stock of Gen-X Holdings in exchange for, among other things: (a) a cash payment in the amount of Six Million Forty Thousand Dollars ($6,040,000); (b) a promissory note (the "Promissory Note") in the principal amount of Five Million Dollars ($5,000,000); and (c) the assumption of Global's non-negotiable subordinated notes in the original aggregate principal amount of Three Million Nine Hundred Sixty Thousand Dollars ($3,960,000) payable to Gen-X Holdings, dated as of the Closing Date, together with all accrued and unpaid interest thereon, and (ii) Canadian Co. acquired all of the issued and outstanding shares of capital stock of Gen-X Equipment in exchange for, among other things, a promissory note in the principal amount of Five Million Dollars ($5,000,000).

     As an inducement to Global entering into the Acquisition Agreement, Canadian Co., Gen-X Holdings, Gen-X Equipment, Gen-X Ltd. and Gen-X A.G. (collectively, "Guarantors" and individually, a "Guarantor") have agreed to guarantee the obligations of Buyer under the Promissory Note. Buyer and the Guarantors are collectively referred to as "Obligors" and individually as an "Obligor". Any capitalized terms not defined herein shall have the meaning ascribed to such terms in the Acquisition Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                            SECTION 1 - DEFINITIONS

     As used in this Agreement, the following terms have the following respective meanings:

     1.1  Adjusted Debt.  Indebtedness (as defined in the General Security
          -------------
Agreement, dated June 27, 1996, between C.A.S. Sports International Inc. (predecessor to Gen-X Equipment) and Hongkong Bank of Canada, as amended from time to time), plus the aggregate redemption price of all issued and outstanding shares of Buyer's Series A Preferred Stock, plus any and all amounts due under the Promissory Note, plus any and all amount due under the Promissory Note (the "Canadian Co. Promissory Note") in the original principal amount of $5,000,000, executed by Canadian Co. in favor of Global.

     1.2  Capitalized Lease Obligations.  Any Indebtedness represented by
          -----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, consistently applied.

     1.3  Capital Stock.  Any and all shares, interests, participation or other
          -------------
equivalents (however designated) of capital stock of a corporation, any and all other ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     1.4  Code.  Internal Revenue Code of 1986, and any regulations thereunder,
          ----
all as may be amended from time to time.

     1.5  Collateral.  All of the Obligors' Property and interests in Property
          ----------
now owned or hereafter acquired, created or arising upon which a Lien is created or purported to be created by the Security Agreements.

     1.6  Consolidated Current Assets.  The aggregate amount, at any date, of
          ---------------------------
all current assets of the Obligors at such date, computed and consolidated in accordance with GAAP.

     1.7  Consolidated Current Liabilities.  The aggregate amount, at any date,
          --------------------------------
of all current liabilities of the Obligors at such date, computed and consolidated in accordance with GAAP.

     1.8  Adjusted Debt-to-Tangible Net Worth Ratio.  The ratio of Adjusted Debt
          -----------------------------------------
to Tangible Net Worth (as hereafter defined).

     1.9  Default.  Any event, act, condition or occurrence which with notice,
          -------
or lapse of time or both, would constitute an Event of Default hereunder.

     1.10 Event of Default.  As defined in Section 6.1.
          ----------------

     1.11 GAAP.  In respect of a United States entity, generally accepted
          ----
accounting principles under United States accounting rules and regulations, as in effect from time to time, consistently applied and, in respect of a Canadian entity, accounting principles generally accepted in Canada, including those set out in the Handbook of the Canadian Institute of Chartered Accountants, at the relevant time, applied on a consistent basis.

     1.12 Governmental Authority.  Any government or political subdivision, or
          ----------------------
any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury, or arbitration (to the extent having jurisdiction over any of the Obligors, whether foreign or domestic).

     1.13 Indebtedness.  Of any Person at any date, without duplication, (i) all
          ------------
obligations of such Person for borrowed money (including, with respect to the Obligors, the Note Agreement Obligations) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices),
(ii) any other Indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (iii) all Capitalized Lease Obligations of such Person, (iv) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder which have not been reimbursed and all obligations of such Person with respect to acceptances or similar obligations issued for the account of such Person, (v) all guarantees of such Person, and (vi) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     1.14  Lien.  Any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement and any Capitalized Lease Obligation having substantially the same economic effect as any of the foregoing.

     1.15  Permitted Liens.
           ---------------

           (a) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

           (b) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

           (c) Liens made to secure performance of bids, tenders, contracts (other than repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance or other similar bonds in the ordinary course of business.

           (d) Liens made to secure Senior Debt.

           (e) Liens or deposits made to secure payment of workers' compensation, or in connection with the participation in any fund in connection with workers' compensation, unemployment insurance, pensions or other social security programs.

           (f) Liens on the Collateral existing on the date hereof and set forth on Schedule 1.15(f).
   ----------------

           (g) Liens to secure the obligations of Gen-X Holdings and/or Gen-X Equipment to DMJ in connection with the purchase by Gen-X Holdings and/or Gen-X Equipment of Buyer's Series A Preferred Stock pursuant to a certain Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement"), dated as of the date hereof, among DMJ, Gen-X Holdings and Gen-X Equipment.

     1.16  Person.  Any individual, sole proprietorship, joint venture,
           ------
partnership, corporation, association, cooperative, trust, estate, governmental body, administrative agency, regulatory authority or other entity of any nature.

     1.17  Pledged Stock.  All of the Capital Stock in the Subsidiaries of the
           -------------
Obligors, upon which a Lien is created or purported to be created by the Pledge Agreement.

     1.18  Note Agreement Obligations.  All existing and future debts,
           --------------------------
liabilities and obligations of every kind or nature at any time owing by Obligors, or any of them, to Global pursuant to this

Agreement, the Promissory Note or the Guarantees, whether joint or several, related or unrelated, primary or secondary, matured or contingent, due or to become due, and whether principal, interest, fees, expenses, indemnification obligations hereunder (specifically including debts, liabilities and obligations arising or occurring after the commencement of any bankruptcy, insolvency or similar proceeding with respect to any Obligor, whether or not a claim for such post-commencement obligation is allowed), and any extensions, modifications, substitutions, increases and renewals thereof; the payment of all amounts advanced by Global to preserve, protect and enforce rights hereunder and in the Collateral, the Pledged Shares and the Trademarks; and all expenses incurred by Global.

     1.19  Property - Any interest of any Obligor in any kind of property or
           --------
asset, whether real, personal or mixed, or tangible or intangible including, without limitation, real property.

     1.20  Restricted Payments.   By any Person means (i) any dividend or other
           -------------------
distribution on any shares of the Capital Stock (other than dividends or distributions payable solely in shares of such Capital Stock) of such Person,
(ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Capital Stock of such Person or (b) any option, warrant, convertible or exchangeable security or other right to acquire shares of the Capital Stock of such Person, and (iii) any loans or advances (other than salaries) to any shareholder(s) of such Person or its Affiliates; provided, however, Restricted Payments shall not include any such dividends, distributions, payments, loans or advances by one Obligor to another Obligor.

     1.21  Restructuring Plan.  The restructuring plan set forth on Schedule
           ------------------                                       --------
1.21.
----

     1.22  Security Documents.  Collectively, the Security Agreements, the
           ------------------
Pledge Agreement, the Trademark Security Agreement and all other security documents hereafter delivered to Global granting a Lien on any assets or Property of any Obligor or any other Person in favor of Global to secure the Note Agreement Obligations or any guarantee of the Note Agreement Obligations, as the same may be amended, modified, restated or supplemented from time to time.

     1.23  Senior Debt.  The principal of, interest on and, if applicable, any
           -----------
premium on (i) the aggregate Indebtedness of the Obligors for money borrowed from a bank, finance company, credit company, savings and loan association, trust company, insurance company or similar financial institution, (ii) purchase money secured debt of the Obligors, (iii) the aggregate obligations of the Obligors as lessees under leases of real or personal property which are treated as Capital Lease Obligations under GAAP, (iv) any other Indebtedness for money borrowed by the Obligors which the Obligors and Global from time to time expressly and specifically agree in writing shall constitute "Senior Debt", and
(v) any deferrals, renewals, refinancings or extensions of any of the foregoing; provided, however, that Senior Debt shall not at any time exceed the greater of (the "Priority Limit"): (A) Forty Million Dollars ($40,000,000), less the aggregate redemption price of all issued and outstanding shares of Buyer's Series A Preferred Stock and (B) three times the earnings of the Obligors, on a consolidated basis, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis in accordance with GAAP, less the aggregate redemption price of all issued and outstanding shares of Buyer's Series A Preferred Stock.

     1.24  Subordinated Note Documents.  This Agreement, the Promissory Note,
           ---------------------------
the Guarantees, the Security Documents and all agreements, instruments and documents executed and/or delivered in connection therewith, all as may be amended, modified, restated or supplemented from time to time.

     1.25  Subsidiary.  With respect to any Person, any other Person as to which
           ----------
such person directly or indirectly owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities or interests of any class of such other person which are entitled to vote for the election of directors or others performing similar functions.

     1.26  Tangible Net Worth.  All preferred and common equity, plus funded
           ------------------
indebtedness ranking junior to the Promissory Note, plus deferred revenues, including the aggregate redemption price of all issued and outstanding shares of Buyer's Series A Preferred Stock (which amount shall not exceed $3,960,000), less any and all intangible assets.

     1.27  Tax.  (a) Any foreign, federal, provincial, state or local income,
           ---
earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, payroll, withholding, unemployment compensation, social security or other tax of any nature, (b) any foreign, federal, state, provincial or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charge of any nature, or (c) any deficiency, interest or penalty imposed with respect to any of the foregoing.

     1.28  Trademarks.  All of the trademarks, servicemarks and tradenames of
           ----------
the Obligors listed on Schedule 1.27 attached hereto and made a part hereof,
                       -------------
upon which a Lien is created or purported to be created by the Trademark Security Agreement.

     1.29  Working Capital Ratio.  The ratio of Consolidated Current Assets  to
           ---------------------
Consolidated Current Liabilities.

                            SECTION 2 - OBLIGATIONS

     2.1  Promissory Note.   In connection with the transactions contemplated by
          ---------------
the Acquisition Agreement, Buyer hereby delivers to Global, duly executed by Buyer as of the date hereof, the Promissory Note in the form attached hereto as Exhibit A.).
---------

          (a) Payment of Principal.  Except as otherwise provided herein, the
              --------------------
principal balance of the Promissory Note shall be paid by Buyer to Global as follows: twenty-nine (29) equal consecutive quarterly installments of $166,666.66 commencing January 1, 2000, and continuing each April 1, July 1, October 1 and January 1 thereafter with a final installment of $166,666.86 due on April 1, 2007.

          (b) Mandatory Prepayments. Buyer shall prepay its obligations under
              ---------------------
the Promissory Note as follows:

              (i) If, during the period beginning on the date hereof and ending on the date when Buyer has completely and indefeasibly satisfied its obligations under the Promissory Note, Buyer and/or any of its Subsidiaries issue any debt or equity securities, or any options, warrants or rights to acquire any debt or equity securities, resulting in cumulative, aggregate gross proceeds to Buyer and/or its Subsidiaries of $10,000,000 or more, then Buyer shall pay to Global contemporaneously with each payment of such proceeds to Buyer or its Subsidiaries, the lesser of (A) the aggregate of the outstanding principal of (and premium, if any, on), interest on and all other amounts due under the Promissory Note, and (B) fifty (50%) percent of such proceeds in excess of $10,000,000. Any such payment by Buyer shall be applied as follows: (A) first, to any and all fees, costs and expenses that are due under the Promissory Note;
(B) second, to any and all interest due under the Promissory Note; and (C) third, pro rata to the remaining installments of principal payable under the Promissory Note.

              (ii) If any Obligor and/or any of its shareholders consummates a Sale Transaction, then all amounts due under the Promissory Note shall automatically become and be due and payable immediately; provided, however, that such amounts shall not automatically become and be due and payable immediately if (i) the Sale Transaction Consideration consists solely of equity securities of the Person with whom such Obligor and/or shareholder, as the case may be, has entered into such Sale Transaction, (ii) following the consummation of such Sale Transaction, the payment of the Promissory Note shall not be subordinated to more than the greater of: (A) Forty Million Dollars ($40,000,000) and (B) three times the consolidated earnings of the Obligors, before interest, taxes, depreciation and amortization, calculated on a trailing twelve-month basis (or, if the Sale Transaction results from a reorganization, merger, consolidation or other business combination, calculated on a historical basis for the twelve-month period ending on the date the Sale Transaction is consummated) and in accordance with GAAP, consistently applied, and (iii) following the consummation of such Sale Transaction, Obligors are in compliance with the financial covenants set forth in Section 4.4.

          (c) Payment of Interest. Except as otherwise provided herein, interest
              -------------------
shall accrue on the outstanding principal balance of the Promissory Note on a daily basis at the rate of 5% per annum from the date hereof until the date which is five (5) years from the date hereof, and at the rate of 7% per annum thereafter. Upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Promissory Note at the rate of 12% per annum from the occurrence of such Event of Default until Buyer has cured such Event of Default. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed. Interest accrued as of the date of each payment of principal shall be paid together with each payment of principal.

          (d) Place of Payment. All amounts payable by Buyer to Global under the
              ----------------
Promissory Note shall be made in immediately available funds and shall be payable at Global's place of business located at 555 South Henderson Road, King of Prussia, Pennsylvania 19406 or at such other address of which Global shall give written notice to Buyer.

     2.2  Guarantees.  Each of the Guarantors hereby guarantees the obligations
          ----------
of Buyer to Global under the Promissory Note and, in connection therewith, hereby delivers to Global, duly executed by such Guarantors as of the date hereof, the Guarantees in the form attached hereto as Exhibit B. The obligations of the Guarantors with respect to
                   ---------
the Promissory Note are subject to and governed by the terms and provisions of this Agreement and the Guarantees.

     2.3  Security Agreements.  In order to secure the Note Agreement
          -------------------
Obligations, each of the Obligors hereby assigns and grants to Global a continuing Lien on and security interest in, upon and to the Collateral and, in connection therewith, hereby delivers to Global, duly executed by each of the Obligors as of the date hereof, the security agreements (the "Security Agreements") in the forms attached hereto as Exhibit C. The assignment and
                                             ---------
grant of the Lien on and security interest in, upon and to the Collateral are subject to and governed by the terms and provisions of this Agreement and the Security Agreements. Global's rights under the Security Agreements are subject to the terms and provisions of the Intercreditor Agreement (the "Intercreditor Agreement"), dated as of the date hereof, by and among HSBC Bank Canada, Ride, Inc., DMJ, Global, Buyer, Canadian Co., Gen-X Holdings, Gen-X Equipment and Gen-X Ltd.

     2.4  Pledge Agreement.  In order to secure the Note Agreement Obligations,
          ----------------
each of the Obligors set forth on Schedule 2.4 hereby assigns, pledges,
                                  ------------
hypothecates, delivers and sets over to Global, the Pledged Shares and grants to Global a continuing Lien on and security interest in, upon and to the Pledged Shares and, in connection therewith, hereby delivers to Global, duly executed by each of such Obligors as of the date hereof, the pledge agreement (the "Pledge Agreement") in the form attached hereto as Exhibit D. The grant of the Lien on
                                           ---------
and security interest in, upon and to the Pledged Shares is subject to and governed by the terms and provisions of this Agreement and the Pledge Agreement. Global's rights under the Pledge Agreement are subject to the terms and provisions of the Intercreditor Agreement.

     2.5  Trademark Security Agreement.  In order to secure the Note Agreement
          ----------------------------
Obligations, each of the Obligors set forth on Schedule 2.5 hereby grants to
                                               ------------
Global a continuing Lien on and security interest in, upon and to the Trademarks and, in connection therewith, hereby delivers to Global, duly executed by each of such Obligors as of the date hereof, the trademark security agreement (the "Trademark Security Agreement") in the form attached hereto as Exhibit E. The
                                                               ---------
grant of the Lien on and security interest in, upon and to the Trademarks is subject to and governed by the terms and provisions of this Agreement and the Trademark Security Agreement. Global's rights under the Trademark Security Agreement are subject to the terms and provisions of the Intercreditor Agreement.

     2.6  Subordination.
          -------------

          (a) Each Obligor hereby agrees, and Global, by its acceptance agrees, that the payment of the Note Agreement Obligations is hereby expressly made subordinate and junior in right of payment to the prior payment of Senior Debt of the Obligors as set forth in the Intercreditor Agreement. The Note Agreement Obligations shall not be junior or subordinate to any Indebtedness of the Obligors other than Senior Debt.

          (b) The provisions of this Section 2.6 are for the purpose of defining the relative rights of the holders of Senior Debt and Global against the Obligors and their Property. Nothing herein shall impair, as between any of the Obligors and Global, the obligation of the Obligors to pay to Global the Note Agreement Obligations in accordance with the terms and provisions of the Subordinated Note Documents, nor shall anything herein prevent Global from exercising all remedies otherwise permitted by applicable law upon default of the Note Agreement Obligations.

          (c) Upon the payment in full of all Senior Debt, Global shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of any of the Obligors applicable to Senior Debt until the Note Agreement Obligations shall have been paid in full. For the purpose of subrogation, no payments to the holders of Senior Debt of any cash, property or securities that Global would be entitled to receive and retain but for the provisions of this Section 2.6 shall, as between the Obligors and their creditors (other than the holders of Senior Debt), on the one hand, and Global, on the other, be deemed to be a payment by the Obligors with respect to the Senior Debt.

          (d) Notwithstanding anything in this Section 2.6 to the contrary, in the event that payment or delivery of any cash, property or securities to Global is authorized by a final non-appealable order or decree giving effect to the subordination of the Note Agreement Obligations to Senior Debt, and made by a court of competent jurisdiction in a liquidation or dissolution of any of the Obligors or in a bankruptcy, reorganization, insolvency, receivership, or similar proceedings under any applicable law, no payment or delivery of such cash, property or securities payable or deliverable with respect to the Note Agreement Obligations shall be made to Global, nor shall any payment or delivery be made to holders of Senior Debt of securities that are issued and delivered to Global pursuant to liquidation or dissolution of any of the Obligors or in a bankruptcy, reorganization, insolvency, receivership, or similar proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Agreement, by any of the Obligors, as reorganized, or by the corporation succeeding to any such Obligors or acquiring their Properties and assets, if such securities are subordinate and junior at least to the extent provided in this Section 2.6 to the payment of all Senior Debt then outstanding and to the payment of any securities that are issued in exchange or substitution for any Senior Debt then outstanding.

     2.7  Joint and Several Liability:
          ---------------------------

          (a) Each of the Obligors shall be jointly and severally liable for all Note Agreement Obligations.

          (b) Each of the other Obligors hereby irrevocably authorizes Buyer to give notices, make requests, make payments, receive payments and notices, give receipts and otherwise take action on behalf of such Obligor under and with respect to this Subordinated Note Agreements.

          (c) Without limiting the effect of Section 7.7 hereof, to the extent that mandatory and non-waivable provisions of applicable law (including but not limited to any applicable business corporation laws) otherwise would render the other Subordinated Note Documents invalid or unenforceable, such Obligor's obligations hereunder and under the other Subordinated Note

Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

                   SECTION 3 -REPRESENTATIONS AND WARRANTIES

     Knowing that Global is relying thereon, each Obligor, jointly and severally, represents and warrants to Global as follows:

     3.1  Corporate Organization and Validity .
          -----------------------------------

          (a) Each Obligor (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) has all power and authority to operate its business and own its Property and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business it conducts in each jurisdiction where the nature and extent of its business requires qualification.

          (b) The execution, delivery and performance of this Agreements and the other Subordinated Note Documents by the Obligors (to the extent they are parties thereto or bound thereby) and the consummation by them of the transactions contemplated hereby and thereby, (i) do not constitute a breach or violation of, or a default under, the certificate of incorporation or bylaws (or other organization documents) of the Obligors, (ii) do not constitute a breach or violation of, or a default under, any Contract to which the Obligors are parties or by which the Obligors are bound, and (iii) do not constitute a violation of any Law or Judgment applicable to the Obligors; except in the case of clauses (ii) and (iii) for breaches, violations or defaults which would not have a material adverse effect on the ability of Obligors to consummate the transactions contemplated by this Agreement and the other Subordinated Note Documents.

          (c) Each Obligor has all requisite power and authority to enter into and perform this Agreement and to incur the obligations herein provided for, and has taken all proper and necessary action to authorize the execution, delivery and performance of this Agreement and the other Subordinated Note Documents, as applicable.

          (d) This Agreement and all of the other Subordinated Note Documents, when delivered, will be valid and binding upon each Obligor and enforceable in accordance with their respective terms.

     3.2  Places of Business.  The only places of business of each Obligor, and
          ------------------
the places where each keeps and intends to keep its Property, are at the addresses shown on Schedule 3.2 attached hereto and made part hereof. The
                   ------------
location of the chief executive office of each Obligor is set forth on Schedule
                                                                       --------
3.2.
---

     3.3  Governmental Consent.  Neither the nature of any Obligor or of its
          --------------------
business or Property, nor any relationship between any Obligor and any other Person, nor any circumstance affecting any Obligor in connection with the issuance or delivery of this Agreement or any other Subordinated Note Documents is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of any Obligor in connection with the execution, issuance or delivery of this Agreement or any of the other Subordinated Note Documents.

     3.4  Taxes: All Tax returns required to be filed by each of Buyer, Canadian
          -----
Co., Gen-X Equipment and Gen-X A.G. in any jurisdiction, have been filed, and all Taxes, fees and other governmental charges upon each such company, or upon any of their respective Property, income or franchises, which are shown to be due and payable on such returns have been paid, except for those Taxes being contested in good faith with due diligence by appropriate proceedings for which appropriate reserves have been maintained under GAAP and as to which no Lien has been entered. No Obligor is aware of any proposed material additional tax assessment or Tax to be assessed against or applicable to such Obligor.

     3.5  Subsidiaries.  No Obligor has any Subsidiaries or Affiliates, except
          ------------
as shown on Schedule 3.5 attached hereto and made a part hereof.
            ------------

     3.6  Capital Stock.   The authorized and outstanding Capital Stock of each
          -------------
Obligor is as shown on Schedule 3.6 attached hereto and made a part hereof.  All
                       ------------
of the Capital Stock of each Obligor has been duly and validly authorized and issued and is fully paid and non-assessable and has been sold and delivered to the holders thereof in compliance with, or under valid exemption from, all federal, provincial and state laws and the rules and regulations of all Governmental Authorities governing the sale and delivery of securities. Except for the rights and obligations shown on Schedule 3.6, there are no
                                        ------------
subscriptions, warrants, options, calls, commitments, rights or agreements by which any Obligor or any of the shareholders or members of such Obligor is bound relating to the issuance, transfer, voting or redemption of shares of its Capital Stock or any preemptive rights held by any Person with respect to the shares of Capital Stock of any Obligor. Except as shown on Schedule 3.6, no
                                                            ------------
Obligor has issued any securities convertible into or exchangeable for shares of its Capital Stock or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

                  SECTION 4 - OBLIGORS' AFFIRMATIVE COVENANTS

     Each Obligor covenants that until all of the Note Agreement Obligations are completely and indefeasibly satisfied in full, that:

     4.1  Delivery of Documents.  Each Obligor shall, at Obligors' expense,
          ---------------------
promptly deliver to Global from time to time upon request of Global such stock powers, instruments, agreements, financing statements and other documents, satisfactory in form and substance to Global, with respect to the Collateral, the Pledged Shares and the Trademarks as Global may reasonably request to preserve and protect, and to enable Global to enforce, its rights and remedies hereunder.

     4.2  Payment of Taxes and Claims.  Each Obligor shall promptly pay and
          ---------------------------
discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon their respective income, profits, Property or business.

     4.3  Financial Statements and Collateral Reports.  Obligors shall deliver
          -------------------------------------------
to Global the following financial information relating to Obligors:

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each of their respective fiscal years, consolidated and consolidating balance sheets of Obligors as of the end of such fiscal year and the immediately preceding fiscal year and consolidated and consolidating statements of income, shareholders' equity and cash flows for such fiscal years, such annual financial statement to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by independent public accountants of nationally recognized standing selected by Obligors and reasonably acceptable to Global;

          (b) as soon as practicable, but in any event within twenty (20) days of the end of each month, unaudited consolidated and consolidating balance sheets as of the end of each such month and the same month of the immediately preceding fiscal year and consolidated and consolidating statements of income, and cash flows for such fiscal quarters, such quarterly financial statements to be in reasonable detail, prepared in accordance with GAAP; each Obligor, jointly and severally represents that such monthly financial statements will be prepared in accordance with GAAP consistently applied (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition and results of operations of the Obligors as of and for the periods specified, subject to normal year-end audit adjustment; and

          (c) such other information relating to the financial condition, business, prospects or corporate affairs (including press releases and the like) of Obligors, as Global may from time to time reasonably request.

     4.4  Financial Covenants.  Obligors shall, on a consolidated basis, comply
          -------------------
with the following financial covenants:

          (a) Tangible Net Worth. Obligors shall have and maintain, at all
              ------------------
times, a Tangible Net Worth of not less than an amount equal to the tangible net worth that, as of the Closing Date, HSBC Bank Canada requires Obligors to maintain (converted to U.S. dollars at the conversion rate in effect on the Closing Date as set forth in the Currency Trading-Exchange Rates Section of The Wall Street Journal) less the outstanding principal balance of the Promissory Note and the Canadian Co. Promissory Note.

          (b) Adjusted Debt-to-Tangible Net Worth Ratio. Obligors shall have, at
              -----------------------------------------
the end of each fiscal quarter, an Adjusted Debt-to-Tangible Net Worth Ratio of not more than 8.0 to 1.0 (it being understood that for the purposes of determining Tangible Net Worth under this Section 4.4(b) only, the outstanding principal balance of the Promissory Note and the Canadian Co. Promissory Note shall be included as equity).

          (c) Working Capital Ratio. Obligors shall have, at the end of each
              ---------------------
fiscal quarter, a Working Capital Ratio of not less than 1.0 to 1.0.

     4.5  [Intentionally Omitted.]

     4.6  Audits and Inspection.  Each Obligor shall permit Global to visit and
          ---------------------
inspect the properties of Obligors to examine their respective books of account and records and to discuss their respective affairs, finances and accounts with their respective officers, all at such reasonable times as may be requested by Global.

     4.7  Maintenance of Properties and Corporate Existence:
          -------------------------------------------------

          (a)  Property.  Each Obligor shall keep their respective properties
               --------
and those of their Subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto, and at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material adverse effect on any of their respective businesses, financial conditions or results of operations, prospects or affairs.

          (b)  Property Insurance.  Each Obligor shall keep their respective
               ------------------
assets and those of their Subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar businesses, maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses.

          (c)  Financial Records.  Each Obligor shall keep true records and
               -----------------
books of account in which full, true and correct entries will be made of all dealings or transactions in relation to their respective businesses and affairs in accordance with GAAP; except where the failure to do so would not have a material adverse effect on any of their respective businesses, financial conditions or results of operations, prospects or affairs.

          (d)  Corporate Existence and Rights.  Each Obligor shall maintain in
               ------------------------------
full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by any of them or any of their Subsidiaries; except where the failure to do so would not have a material adverse effect on any of their respective businesses, financial conditions or results of operations, prospects or affairs.

          (e)  Compliance with Laws.  Each Obligor shall duly observe and
               --------------------
conform to all applicable Laws and other requirements of Governmental Authorities relating to the conduct of their businesses or to their properties or assets.

     4.8  Payment of Other Indebtedness.  Each Obligor shall promptly pay or
          -----------------------------
cause to be paid when due, or in conformance with customary trade terms, all Indebtedness incident to the operations of their respective businesses.

     4.9  Places of Business.  Obligors shall give thirty (30) days prior
          ------------------
written notice to Global of any changes in the location of any of its respective places of business, of the places where records concerning its accounts are kept, or the establishment of any new, or the discontinuance of any existing place of business; provided that no Obligor may establish any place of business outside of the United States, Canada or Switzerland without first providing Global with not less than sixty (60) days prior written notice.

     4.10  Notice.  Obligors shall give prompt notice to Global within five (5)
           ------
days after becoming aware of (i) an Event of Default under this Agreement or any Event of Default under any of the Subordinated Note Documents or any default, breach or violation by any of them of any of the terms of the Acquisition Agreement or any of the Ancillary Agreements, (ii) any litigation claiming in excess of $250,000 from any Obligor, (iii) receipt by any Obligor of a notice of default, breach or violation, oral or written, given to such Obligor by any creditor holding Senior Debt or any Indebtedness of such Obligor in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), or (iv) any event that might have a material adverse effect on any of their respective businesses, financial condition, results of operations, prospects or affairs, in each case, together with a statement setting forth, in reasonable detail, such default, breach, violation, litigation or event, including their proposed response thereto.

                   SECTION 5 - OBLIGORS' NEGATIVE COVENANTS:

     Obligors covenant that until all of the Note Agreement Obligations are completely and indefeasibly satisfied in full, that, without the prior express written consent of Global, which consent shall not be unreasonably withheld:

     5.1  Merger, Consolidation, Dissolution or Liquidation.  No Obligor shall
          -------------------------------------------------
enter into any (a) merger, consolidation, reorganization, recapitalization, amalgamation or other business combination (other than as set forth in the Restructuring Plan), (b) liquidation, winding up or dissolution (or suffer any liquidation or dissolution), (c) conveyance, sale, lease, transfer or other disposition of, in one transaction or a series of transactions, all or substantially all of their respective business, property or assets, whether now owned or hereafter acquired, or (d) acquisition by purchase or otherwise of all or substantially all the business, property or assets of, or stock or other evidence of beneficial ownership of, any Person (other than any sales or transfers by an Obligor to another Obligor), except that Buyer may enter into or permit a transaction under clause (a) if the business combination is between two or more wholly owned Subsidiaries of Buyer or between Buyer and one or more wholly owned Subsidiaries of Buyer and the surviving entity is either the obligor of the Promissory Note or is a guarantor under the Guarantees and Buyer may enter into a transaction under clause (d) so long as no Event of Default has occurred and such transaction will not cause an Event of Default.

     5.2  Collateral, Liens and Encumbrances.  No Obligor shall:
          ----------------------------------

          (a) sell, assign, exchange, cancel, retire, encumber, or otherwise dispose of or transfer any of its rights to any of the Collateral, the Pledged Shares or the Trademarks;

          (b) create, assume, or suffer any security interest, Lien, charge, or other encumbrance in favor of any individual or entity (other than Global) in, on, or to any of the Collateral, the Pledged Shares or the Trademarks;

          (c) cause or permit the transfer of, or grant any option or right with respect to, any of the Collateral, the Pledged Shares or the Trademarks;

          (d) take or fail to take any action which would in any manner impair the value or enforceability of Global's security interest in any of the Collateral, the Pledged Shares or the Trademarks;

          (e) make, consent to or allow any amendment or other modification or waiver with respect to any of the Collateral, the Pledged Shares or the Trademarks or enter into any agreement or permit to exist any restriction with respect to any of the Collateral, the Pledged Shares or the Trademarks other than pursuant hereto (it being understood that this provision shall not prohibit Obligors from selling Collateral in the ordinary course of business); or

          (f) create, assume or suffer to exist any encumbrance upon any of their respective properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

     5.3  Transactions With Affiliates.  Except for compensation paid to Wally
          ----------------------------
Kleimer for services rendered to an Obligor in an amount not to exceed $250,000 per year (provided such compensation is based on the standard commission rates of such Obligor) and rent payable by an Obligor to a company affiliated with Salter and Finkelstein for the lease of the facility at 25 Vanley Crescent, North York, Ontario M3J 2B7 in an amount not to exceed the principal and interest payable by such company to the financial institution holding the mortgage on such facility, no Obligor shall engage in any loans, leases, contracts, agreement, arrangements, understandings or other transactions with any of their respective Affiliates, shareholders, directors or officers, or any member of any such person's family, including the parents, spouse, children, in-laws and other relatives of any such person (including the hiring thereof).

     5.4  Other Indebtedness.  No Obligor shall hereafter incur, create, assume
          ------------------
or suffer to exist any Indebtedness or prepay any Indebtedness that is junior to or pari-passu with the Note Agreement Obligations, other than the following: (a) Senior Debt, (b) Indebtedness represented by the Subordinated Note Documents; or
(c) Indebtedness which by its terms is subordinated to the Note Agreement Obligations.

     5.5  Distributions and Salaries.  No Obligor shall:
          --------------------------

          (a) make any Restricted Payments; provided, however, Obligors shall be permitted to pay an aggregate of $1,600,000 per annum in the form of dividends, payments for the redemption of capital stock, principal and/or interest to holders of capital stock and/or Indebtedness of Obligors; provided further that no Event of Default shall have occurred under this Agreement and the payment of any Restricted Payment shall not result in the occurrence of any such Event of Default, default, breach or violation; or

          (b) except for compensation paid to Wally Kleimer for services rendered to an Obligor in an amount not to exceed $250,000 per year (provided such compensation is based on the standard commission rates of such Obligor) and rent payable by an Obligor to a company affiliated with Salter and Finkelstein for the lease of the facility at 25 Vanley Crescent, North York, Ontario M3J 2B7 in an amount not to exceed the principal and interest payable by such company to the financial institution holding the mortgage on such facility, pay salaries, bonuses or other compensation or payments (other than payments permitted in Section 5.5(a)) to Salter, Finkelstein or any member of Salter or Finkelstein's family, including their parents, spouses, children, in-laws and other relatives, in excess of an aggregate of $1,250,000 per annum; provided further that no Event of Default shall have occurred under this Agreement, and the payment of such salaries, bonuses or other compensation or payments shall not result in the occurrence of any such Event of Default, default, breach or violation.

     5.6  Miscellaneous Covenants.  Without the prior express written consent
          -----------------------
of Global, which consent shall not be unreasonably withheld:

          (a) No Obligor shall consent to or allow the issuance of additional Capital Stock of any of the Obligors, except to another Obligor.

          (b) No Obligor shall make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any Capital Stock, obligations or securities of, or make any equity, debt or other investment in, any Person other than another Obligor, except that Obligors may: (i) make or permit to remain outstanding loans or advances to any other Obligor, (ii) endorse negotiable instruments for collection in the ordinary course of business, make or permit to remain outstanding travel, moving and other like advances to officers, employees and consultants in the ordinary course of business or make or permit to remain outstanding lease, utility and other similar deposits in the ordinary course of business; and (iii) make investments consisting of advances to customers or suppliers, in each case, if created, acquired or made in the ordinary course of business.

          (c) No Obligor shall sell or otherwise dispose of, or part with control of, any shares of Capital Stock or Indebtedness of any Subsidiary, except to another Obligor.

          (d) No Obligor shall amend (i) its articles of incorporation, bylaws or other organization documents, or (ii) any agreements or instruments to which it is a party in any manner that impairs any right or privilege of Global (including, without limitation, enlarging the rights or privileges of any other Persons at the expense of Global).

                              SECTION 6 - DEFAULT

     6.1  Events of Default.  Each of the following events shall constitute an
          -----------------
event of default ("Event of Default"):

          (a)  Payments.  If Buyer fails to make any payment of principal (or
               --------
premium, if any) or interest on the Promissory Note when such payment becomes due and payable (whether upon acceleration or otherwise), and such failure continues for a period of 10 days after Global has given Buyer notice thereof..

          (b)  Other Charges.  If any Obligor fails to pay any other charges,
               -------------
fees, expenses or other monetary obligations owing to Global arising out of or incurred in connection with this Agreement or any of the other Subordinated Note Documents when due and payable, and such failure continues for a period of 30 days after Global has given such Obligor notice thereof.

          (c)  Particular Covenant Defaults.  If any Obligor fails to perform,
               ----------------------------
comply with or observe any covenant or undertaking contained in this Agreement (other than with respect to the covenants contained in Section 4.4 and Section 5 for which no cure period shall exist) or any of the other Subordinated Note Documents and such failure continues for 60 days after Global has given such Obligor notice thereof.

          (d)  Canadian Co. Promissory Note.  The occurrence of an Event of
               ----------------------------
Default under the Subordinated Note Agreement, dated as of the date hereof, relating to the Canadian Co. Promissory Note.

          (e)  Liens.  If any Lien or security interest in favor of Global
               -----
shall, other than as a result of any act, or failure to act when required, by Global, cease to be valid, enforceable and perfected and prior to all other Liens, other than Permitted Liens, or if any Obligor or any Governmental Authority shall assert any of the foregoing.

          (f)  Financial Information.  If any statement, report, financial
               ---------------------
statement, or certificate made or delivered by any Obligor or any of its officers, employees or agents, to Global is not true and correct, in all material respects, when made.

          (g)  Agreements with Others.  If any Obligor (i) defaults in any
               ----------------------
payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money security interest or any obligation under notes payable or drafts accepted representing extensions of credit) or (ii) fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such default, failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to any stated maturity; except where such default or failure is in connection with an obligation not in excess of One Hundred Thousand Dollars ($100,000).

          (h)  Uninsured Loss.  If there shall occur any uninsured damage to or
               --------------
loss, theft, or destruction in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate with respect to any portion of any Property of any Obligor.

          (i)  Warranties or Representations.  If any representation or warranty
               -----------------------------
made by an Obligors in any of the Subordinated Note Documents or in any writing furnished in connection with or pursuant to the Subordinated Note Documents or any of the Acquisition Agreements shall be false in any material respect on the date as of which made.

          (j)  Guarantees.  If any Guarantee shall for any reason, other than as
               ----------
a result of any act, or failure to act when required, by Global, cease to be, or shall for any reason be asserted in writing by any Obligor not to be, in full force and effect and enforceable in accordance with its terms.

          (k)  Judgments.  If any one or more final judgments, orders or decrees
               ---------
of any court or regulatory or administrative agency for the payment of money in excess of $500,000, either individually or in the aggregate, shall be rendered against any Obligor or any of their Property and shall not be discharged or stayed within 60 days after the entry of such judgment, order or decree, or within 60 days after the expiration of such stay, such judgment, order or decree is not discharged; provided, however that judgments, orders or decrees resulting from the litigation described in Schedule 6.1(k) attached hereto and made a part
                                 ---------------
hereof, shall not constitute Events of Default if not for the payment of money in excess of $1,000,000.

          (l)  Bankruptcy, Dissolution, etc.
               -----------------------------

               (i) Entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of any of the Obligors in an involuntary case or proceeding under any applicable bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar Law, whether now or hereafter in effect ("Bankruptcy Law"), or (B) a decree or order adjudging any of the Obligors bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of any of the Obligors under any applicable Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Obligors or of any substantial part of their properties, or ordering the winding up or liquidation of their affairs, and, in either case, any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

               (ii) If any Obligor (A) commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (B) consents to the entry of a decree or order for relief in respect of any of the Obligors in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (C) files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (D) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the Obligors or of any substantial part of their respective properties, (E) makes an assignment for the benefit of creditors, (F) admits in writing its inability to pay its debts generally as they become due, or (G) takes any corporate action in furtherance of any such actions in this Section 6.1(l)(ii).

          (m)  Merger, Consolidation, etc.  If any Obligor enters into a merger,
               ---------------------------
consolidation, reorganization, recapitalization, amalgamation or other business combination or a liquidation, dissolution, sale of all or substantially all of its stock or assets, or similar restructuring or reclassification; provided, however, that the implementation of the Restructuring Plan shall not constitute an Event of Default.

     6.2  Rights and Remedies on Default.
          ------------------------------

          (a) If, but only if, an Event of Default (other than as specified in Section 6.1(l) shall occur, Global may declare all Note Agreement Obligations to be due and payable immediately, by a notice in writing to the Obligors, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligors, and upon any such declaration, such Note Agreement Obligations shall become due and payable immediately. If, but only if, an Event of Default specified in Section 6.1(l) occurs, then the Note Agreement Obligations shall automatically become and be due and payable immediately.

          (b) After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained, Global may rescind and annul such declaration and its consequences if

               (i)    the Obligors have paid to Global a sum sufficient to pay
(A) all overdue interest on the Promissory Note, (B) the principal of and premium, if any, on the Promissory Note which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Promissory Note and (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Promissory Note,

               (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

               (iii) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Promissory Note which have become due solely by such declaration of acceleration, have been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

          (c) If any Event of Default shall occur, Global may proceed to protect and enforce its rights under the Subordinated Note Documents and the Acquisition Agreements by exercising such remedies as are available to Global in respect thereof under applicable Law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in the Subordinated Note Documents or the Acquisition Agreements or in aid of the exercise of any power granted in the Subordinated Note Documents or the Acquisition Agreements. No remedy conferred in the Subordinated Note Documents is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

     6.3  Nature of Remedies.  All rights and remedies granted Global hereunder
          ------------------
and under the Subordinated Note Documents, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Global may proceed with any number of remedies at the same time until all Note Agreement Obligations are completely and indefeasibly satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Global, upon or at any time after the occurrence of an Event of Default, may proceed against any Obligor, at any time, under any agreement, with any available remedy and in any order.

                           SECTION 7 - MISCELLANEOUS

     7.1   Notices.  All notices, consents or other communications required or
           -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) three business days after being mailed by first class certified mail, return receipt requested, postage prepaid, or (c) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the first page or the signature pages of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. A copy of each notice to Obligors shall be simultaneously sent to Borden & Elliot, Scotia Plaza, 40 King Street West, Toronto, Ontario M5H 3Y4, Canada, Attn: Daniel F. Hirsh. A copy of each notice to Global shall be simultaneously sent to: Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania 19103, Attn: Francis E. Dehel, Esquire. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 7.1, except that any such change of address notice shall not be effective unless and until received.

     7.2   Amendment.  This Agreement may be amended, modified or supplemented
           ---------
by the parties hereto, provided that any such amendment, modification or supplement shall be in writing and signed by Global and each of the Obligors.

     7.3   Waivers.  No waiver with respect to this Agreement shall be
           -------
enforceable against Global unless in writing and signed by Global. No waiver with respect to this Agreement shall be enforceable against an Obligor unless in writing and signed by such Obligor. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of the same or any other right, power or remedy.

     7.4   Survival of Representations.   All representations, warranties and
           ---------------------------
covenants made in or pursuant to this Agreement shall survive the date hereof and the consummation of the transactions contemplated hereby and thereby.

     7.5   Entire Understanding.   This Agreement, together with the Acquisition
           --------------------
Agreement and the Exhibits and Schedules hereto and thereto, state the entire understanding among the parties with respect to the subject matter hereof and thereof, and supersede all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof and thereof.

     7.6   Parties in Interest.   This Agreement shall bind, benefit, and be
           -------------------
enforceable by and against each party hereto and its successors and assigns. Global shall not in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of the Obligors, and none of the Obligors shall in any manner assign any of their rights or obligations under this Agreement without the express prior written consent of Global.

     7.7   Severability.  If any provision of this Agreement or any other
           ------------
Subordinated Note Document is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

     7.8   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which when so executed and delivered shall constitute an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one original counterpart hereof.

     7.9   Section Headings.  The section and subsection headings in this
           ----------------
Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

     7.10  References.  All words used in this Agreement shall be construed to
           ----------
be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, (i) the words "hereof" and "hereunder" and similar references refer to this Agreement in its entirety and not to any specific section or subsection hereof, and (ii) the word "including" shall mean including but not limited to.

     7.11  CONTROLLING LAW.  THIS AGREEMENT IS MADE UNDER, AND SHALL BE
           ---------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     7.12  Jurisdiction and Process.  Each of the parties (a) irrevocably
           ------------------------
consents to the exclusive jurisdiction of the Courts of Common Pleas of Montgomery County, Pennsylvania, or the United States District Court for the Eastern District of Pennsylvania, in any and all actions between or among any of the parties, whether arising hereunder or otherwise, (b) irrevocably waives its right to trial by jury in any such action, and (c) irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 7.1. In any and all actions between or among any of the parties, whether arising hereunder or otherwise, the prevailing party or parties shall be entitled to recover their reasonable attorneys' fees and legal expenses from the other party or parties.

     7.13  No Third Party Beneficiaries.  No provision of this Agreement is
           ----------------------------
intended to or shall be construed to grant or confer any right to enforce this Agreement, or any remedy for breach of this Agreement, to or upon any Person other than the parties hereto, including, but not limited to, any customer, prospect, supplier, employee, contractor, salesman, agent or representative of any of the parties hereto.

     7.14  Construction.  The parties agree that any rule of construction to the
           ------------
effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement or any other agreements or documents delivered in connection with the transactions contemplated by this Agreement.

     7.15  Currency.  All dollar amounts stated in this Agreement and the
           --------
Subordinated Note Documents are stated in United States currency, and all payments required under this Agreement and the Subordinated Note Documents shall be paid in United States currency.

     7.16  Accounting Principles.  Where the character or amount of any asset
           ---------------------
or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP, consistently applied, to the extent applicable, except as otherwise expressly provided in this Agreement.

     7.17  Indemnity.
           ---------

          (a) Each Obligor releases and shall indemnify, defend and hold harmless Global, and its officers, employees and agents, of and from any claims, demands, liabilities, obligations, judgments, injuries, losses, damages and costs and expenses (including, without limitation, reasonable legal fees) resulting from (i) acts or conduct of any Obligor or all Obligors under, pursuant or related to this Agreement and the other Subordinated Note Documents,
(ii) Obligors' breach or violation of any representation, warranty, covenant or undertaking contained in this Agreement or the other Subordinated Note Documents, and (iii) Obligors' failure to comply with any or all laws, statutes, ordinances, governmental rules, regulations or standards, whether federal, state or local, or court or administrative orders or decrees and all costs, expenses, fines, penalties or other damages resulting therefrom, unless resulting solely from acts or conduct of Global constituting wilful misconduct or gross negligence.

          (b) Promptly after receipt by Global under subsection (a) above of notice of the commencement of any action by a third party, Global shall, if a claim in respect thereof is to be made against the Obligors under such subsection, notify the Obligors in writing of the commencement thereof. The omission so to notify the Obligors shall relieve the Obligors from any liability which it may have to Global under such subsection only if the Obligors are unable to defend such actions as a result of such failure to so notify. In case any such action shall be brought against Global and it shall notify the Obligors of the commencement thereof, the Obligors shall be entitled to participate therein and, to the extent that they shall wish, satisfactory to Global (who shall not, except with the consent of Global, be counsel to Global), and, after notice from the Obligors to Global of their election so to assume the defense thereof, the Obligors shall not be liable to Global under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by Global, in connection with the defense thereof other than reasonable costs of investigation.

     7.18  Time.  Whenever any Obligor shall be required to make any payment,
           ----
or perform any act, on a day which is not a business day, such payment may be made, or such act may be performed, on the next succeeding business day. Time is of the essence in Obligors' performance under all provisions of this Agreement and all related agreements and documents.

     7.19  Survival.  All indemnities, warranties, representations, and
           --------
covenants made by Obligors herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Global. Except as otherwise expressly provided herein, all covenants made by Obligors hereunder or under any other agreement or instrument shall be deemed continuing until all Promissory Obligations are completely and indefeasibly satisfied in full. All indemnification obligations of Obligors under this Agreement shall survive payment of the Note Agreement Obligations.

     7.20  Taxes.
           -----

          (a) All payments to Global by the Obligors under any of the Subordinated Note Documents shall be made free and clear of and without deduction or withholding for any and all Taxes imposed by Canada or the United States of America or any other relevant jurisdiction (or any political subdivision or taxing authority of it), unless such Taxes are required by applicable law to be deducted or withheld. If the Obligor shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable under any of the Subordinated Note Documents (i) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this Section 7.20(a)), Global receives an amount equal to the amount it would have received if no such deduction or withholding had been made, (ii) the Obligor shall make such deductions or withholdings, and (iii) the Obligor shall immediately pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law.

          (b) Each Obligor agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Obligor under any of the Subordinated Note Documents or from the execution, delivery or registration of, or otherwise with respect to, any of the Subordinated Note Documents.

          (c) Each Obligor shall indemnify Global for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Obligor under this Section 7.20) paid by Global and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date Global makes written demand for it. A certificate as to the amount of such Taxes or Other Taxes submitted to an Obligor by Global shall be conclusive evidence, absent manifest error, of the amount due from the Obligor to Global.

          (d) The applicable Obligor shall furnish to Global the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Obligor within 30 days after the date of any payment of Taxes or Other Taxes.

          (e) The provisions of this Section 7.20 shall survive the termination of this Agreement and the repayment of all Promissory Note Obligations.

     7.21  Judgment Currency.  If, for the purposes of obtaining judgment in any
           -----------------
court, it is necessary to convert a sum due to Global in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, Global could purchase the Original Currency with the Other Currency on the business day preceding the day on which final judgment is given or, if permitted by applicable law, on the day on which the judgment is paid or satisfied. The obligations of the Obligors in respect of any sum due in the Original Currency from it to Global under any of the Subordinated Note Documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the business day following receipt by Global of any sum adjudged to be so due in the Other Currency, Global may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to Global in the Original Currency, the Obligor agrees, as a separate obligation and notwithstanding the judgment, to indemnify Global, against any loss, and, if the amount of the Original Currency so purchased exceeds the sum originally due to Global in the Original Currency, Global shall remit such excess to the Obligor.

     7.22  Signatories.  Each individual signatory hereto represents and
           -----------
warrants that he is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party.

     IN WITNESS WHEREOF, the parties have executed, or have caused this Agreement to be executed on their behalf by their duly authorized officers, as of the date first stated above.

GLOBAL SPORTS, INC.


By:____________________________
   Name: Michael G. Rubin
   Title: Chairman and CEO

GEN-X ACQUISITION (U.S.), INC.          GEN-X ACQUISITION (CANADA) INC.


By:____________________________         By:_______________________________
   Name:                                   Name:
   Title:                                  Title:


GEN-X HOLDINGS INC.                     GEN-X EQUIPMENT INC.


By:____________________________         By:_______________________________
   Name:                                   Name:
   Title:                                  Title:


GEN-X EQUIPMENT LTD.                    GEN-X EQUIPMENT A.G.


By:____________________________         By:_______________________________
   Name:                                   Name:
   Title:                                  Title:

                                                                      APPENDIX B

                               [LOGO OF DEUTSCHE
                            BANK SECURITIES, INC.]

                                              September 24, 1999

Board of Directors
Global Sports, Inc.
555 S. Henderson Road
King of Prussia, PA 19406

Gentlemen:

Deutsche Bank Securities Inc. ("Deutsche Bank") has acted as financial advisor to Global Sports, Inc. ("Global Sports") in connection with the proposed sale of Gen-X Holdings Inc., Gen-X Equipment Inc. and the off-price division of KPR Sports International, Inc. (collectively, the "Company") pursuant to an acquisition agreement dated September 24, 1999 (the "Acquisition Agreement") between (i) Global Sports and (ii) Gen-X Acquisition (US), Inc. and Gen-X Acquisition (Canada) Inc., entities controlled by James Salter and Kenneth Finkelstein, (collectively, the "Buyer"), which provides, among other things, for the acquisition of the Company by the Buyer (the "Transaction"). As set forth more fully in the Acquisition Agreement, as a result of the Transaction, the Buyer will purchase the Company for aggregate consideration (the "Consideration") of $20 million payable in the form of (i) $6.0 million in cash,
(ii) $10.0 million in subordinated notes and (iii) $4.0 million through the assumption of certain liabilities owing from Global Sports to DMJ Financial, Inc., an entity owned by Messrs. Salter and Finkelstein. The terms and conditions of the Transaction are more fully set forth in the Acquisition Agreement.

You have requested Deutsche Bank's opinion, as investment bankers, as to the fairness, from a financial point of view, to Global Sports of the Consideration to be received by Global Sports for the Company in connection with the Transaction.

In connection with Deutsche Bank's role as financial advisor to Global Sports, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning the Company and certain internal analyses and other information furnished to it by the Company and Global Sports. Deutsche Bank has also held discussions with members of the senior managements of the Company and Global Sports regarding the business and prospects of the Company. In addition, Deutsche Bank has (i) reviewed the actual and 1999 forecasted financial performance of the Company, (ii) reviewed the financial terms of certain recent acquisitions which it deemed comparable in whole or in part, (iii) reviewed the terms of the Acquisition Agreement and certain related documents, and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate. We found no publicly-traded companies that are comparable to the Company. Accordingly, we were unable to value the Company based upon comparable market valuations. In addition, based upon the nature of the Company's business, management of the Company and Global Sports believes it is impractical to produce financial projections beyond the current fiscal year; consequently, we were unable to perform a discounted cash flow valuation analysis or leveraged buyout valuation analysis.

Board of Directors
Global Sports, Inc.
September 24, 1999
Page 2


Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Company, including, without limitation, any financial information or forecasts considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of the Company. With respect to the financial forecasts made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and Global Sports as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts or the assumptions on which they are based. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date hereof.

For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of Global Sports, the Company and the Buyer contained in the Acquisition Agreement are true and correct and that Global Sports, the Company and the Buyer will each perform all of the covenants and agreements to be performed by it under the Purchase Agreement and all conditions to the obligations of each of Global Sports and the Buyer to consummate the Transaction will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which Global Sports is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on Global Sports.

This opinion is addressed to, and for the use and benefit of, the Board of Directors of Global Sports and is not a recommendation to the stockholders of Global Sports to approve the Transaction. This opinion is limited to the fairness, from a financial point of view, to Global Sports of the Consideration to be received by Global Sports for the Company in connection with the Transaction, and Deutsche Bank expresses no opinion as to the merits of the underlying decision by Global Sports to engage in the Transaction.

Deutsche Bank will be paid a fee for its services as financial advisor to Global Sports in connection with the Transaction, a substantial portion of which is contingent upon consummation of the Transaction. We are an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking and other financial services to Global Sports or its affiliates for which it has received compensation, including representing Global Sports as exclusive sale agent in its divestiture of its branded footwear business. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of Global Sports for their own accounts and for the accounts of their customers.

Board of Directors
Global Sports, Inc.
September 24, 1999
Page 3


Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Based upon and subject to the foregoing, it is Deutsche Bank's opinion as investment bankers that the Consideration to be received by Global Sports for the Company in connection with the Transaction is fair, from a financial point of view, to Global Sports.

                                    Very truly yours,


                                    DEUTSCHE BANK SECURITIES INC.

                           INDEMNIFICATION AGREEMENT
                                                                      APPENDIX C



Parties:  GLOBAL SPORTS, INC.,
-------
          a Delaware corporation (the "Company")
          555 South Henderson Road
          King of Prussia, PA 19406

          _____________________ ("Indemnitee")
          _____________________
          _____________________

Date:
----

Background:    The Company and Indemnitee recognize that in the present business
----------
environment, officers and directors of public companies are subject to the risk of expensive corporate and other litigation. Indemnitee does not regard the current protection provided by the Company as adequate given the present circumstances and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee to serve as officers and/or directors of the Company and to indemnify its officers and/or directors so as to provide them with the maximum protection permitted by law.

     INTENDING T0 BE LEGALLY BOUND, and in consideration of the mutual agreements stated below and other good and valuable consideration, the Company and Indemnitee agree as follows:

     1.   Indemnification.
          ---------------

          (a)  Third Party Proceedings.  The Company shall indemnify Indemnitee
               -----------------------
if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) (i) by reason of the fact that Indemnitee is or was a director, officer, employee, attorney, or agent of the Company, or any subsidiary of the Company, (ii) by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, attorney or agent, or (iii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b)  Proceedings By or in the Right of the Company.  The Company shall
               ---------------------------------------------
indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor (i) by reason of the fact that Indemnitee is or was a director, officer, employee, attorney or agent of the Company, or any subsidiary of the Company, (ii) by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, attorney or agent, or (iii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, attorney or agent of another corporation, partnership, joint venture, trust or other enterprise in each case against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

          (c)  Mandatory Indemnification. To the extent that Indemnitee has been
               -------------------------
successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) and 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith. For purposes of this Section 1(c), the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal or dismissal (with or without prejudice) of any claim, action, suit or proceeding against Indemnitee without any express finding of liability or guilt against him, or (ii) the expiration of a reasonable period of time after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement.

     2.   Expenses and Indemnification Procedure.
          --------------------------------------

          (a)  Advancement of Expenses.  The Company shall advance all expenses
               -----------------------
incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
Section 1(a) or (b) hereof. For purposes of any advancement hereunder, the Indemnitee shall be deemed to have acted (i) in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and (ii) with respect to any criminal action or procedure, to have had no reasonable cause to believe his conduct was unlawful, if under either (i) or
(ii), his action is based on the records or books of account of the Company, or the records or books of account of another corporation, partnership, joint venture, trust or another enterprise (collectively, the "other enterprises"), including financial statements, or on information supplied to him by the officers of the Company or other enterprises in the course of their duties, or on the advice of legal counsel for the Company or other enterprises or on information or records given or reports made to the Company or other enterprises by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other enterprises. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee no later than forty-five (45) days following delivery of a written request therefor by Indemnitee to the Company.

          (b)  Notice/Cooperation by Indemnitee.  Indemnitee shall, as a
               --------------------------------
condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed as provided in Section 14. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c)  Procedure.  Any indemnification and advances provided for in
               ---------
Section 1 hereof and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within forty-five (45) days after written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 hereof, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 2(a) hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (d)  Notice to Insurers. If, at the time of the receipt of a notice of
               ------------------
a claim pursuant to Section 2(b) hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (e)  Selection of Counsel. If the Company shall be obligated under
               --------------------
Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided that (i) Indemnitee shall have the right to employ separate counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          (f)  Settlements.  The Company shall not be liable to Indemnitee under
               -----------
this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold consent to any proposed settlement.

          (g)  Change In Control. If, at any time subsequent to the date of this
               -----------------
Agreement, continuing directors do not constitute a majority of the members of the Board of Directors, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), then upon the request of Indemnitee, the Company shall cause the determination of indemnification and advances required by Section 2 hereof to be made by a third-party (mutually agreed upon by the parties). The fees and expenses incurred by the third party in making the determination of indemnification and advances shall be borne solely by the Company. If such third party is unwilling and/or unable to make the determination of indemnification and advances, then the Company shall cause the indemnification and advances to be made by a majority vote or consent of a Board committee consisting solely of continuing directors. For purposes of this Agreement, a "continuing director" means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then-continuing directors.

     3.   Additional Indemnification Rights.
          ---------------------------------

          (a)  Scope. Notwithstanding any other provision of this Agreement, the
               -----
Company shall indemnify Indemnitee to the fullest extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a

Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes (to the extent not otherwise required by such law, statute or rule to be applied to this Agreement) shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b)  Non-exclusivity.  The indemnification provided by this Agreement
               ---------------
shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     4.   Continuation of Indemnity.  All agreements and obligations of the
          -------------------------
Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of other enterprises) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company, or serving in any other capacity referred to herein.

     5.   Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6.   Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge
          ---------------------
that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7.   Officer and Director Liability Insurance.  The Company shall, from
          ----------------------------------------
time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance,

Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director, or of the Company's officers, if Indemnitee is not a director of the Company but is an officer, or one of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a parent of subsidiary of the Company.

     8.   Severability. Nothing in this Agreement is intended to require or
          ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9.   Exceptions. Notwithstanding any other provision herein to the
          ----------
contrary, the Company shall not be obligated pursuant to the terms of this
Agreement:

          (a)  Claims Initiated by Indemnitee. To indemnify or advance expenses
               ------------------------------
to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement, the Company's Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law or any other statute or law, but such indemnification or advancement of expenses may be provided by the Company in specified cases if the Board of Directors finds it to be appropriate;

          (b)  Lack of Good Faith. To indemnify Indemnitee for any expenses
               ------------------
incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (c)  Insured Claims.  To indemnify Indemnitee for expenses or
               --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company or other enterprises; or

          (d)  Claims Under Section 16(b). To indemnify Indemnitee for expenses
               --------------------------
or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     10.  Construction of Certain Phrases.
          -------------------------------

          (a)  Company. For purposes of this Agreement, references to the
               -------
"Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that if Indemnitee is or was a director, officer, employee, attorney or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, attorney or agent of other enterprises, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b)  Other Definitions. For purposes of this Agreement, references to
               -----------------
"other enterprises"shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, attorney or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants, or beneficiaries; and, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     11.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     12.  Entire Understanding. This Agreement sets forth the entire
          --------------------
understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous, oral or written, express or implied, agreements and understandings.

     13.  Attorneys' Fees. If any action is instituted by Indemnitee under this
          ---------------
Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

     14.  Notice. All notices, consents or other communications required or
          ------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three business days after being mailed by first class certified mail, return receipt requested, postage prepaid, or (iii) one business day after being sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the first page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Either party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other party in accordance with this Section 14, provided that any such change of address notice shall not be effective unless and until received.

     15.  Applicable Law. This Agreement shall be governed by and construed in
          --------------
accordance with the substantive laws (and not the choice of laws rules) of the State of Delaware applicable to contracts made and to be performed entirely therein. Each of the parties irrevocably consents to service of process by certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance herewith. Each of the parties irrevocably consents to the jurisdiction of the state courts in Delaware and the federal courts in Delaware in any and all actions between the parties arising hereunder.

     16.  Amendment and Waiver.  This Agreement shall not be amended, modified
          --------------------
or terminated unless in writing and signed by Indemnitee and a duly authorized representative of Company other than Indemnitee. No waiver with respect to this Agreement shall be enforceable unless in writing and signed by the parties against which enforcement is sought (which, in the case of the Company, must be a duly authorized representative of the Company other than Indemnitee). Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence by construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     17.  Section Headings.  Any headings preceding the text of any of the
          ----------------
Sections or Subsections of this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor affect its construction, meaning, or effect.

     18.  Definitions. As used herein, the term "Person" means any individual,
          -----------
sole proprietorship, joint venture, partnership, corporation, association, cooperative, trust, estate, government body, administrative agency, regulatory authority or other entity of any nature.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


GLOBAL SPORTS, INC.


By:  ________________________       ________________________
     Name:                          INDEMNITEE
     Title: